UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04706

Templeton Income Trust

(Exact name of registrant as specified in charter)

300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923

(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area code: (954) 527-7500

Date of fiscal year end: 12/31

Date of reporting period: 12/31/17

Item 1.	Reports to Stockholders.

FRANKLIN TEMPLETON
INVESTMENTS

Annual Report
and Shareholder Letter
December 31, 2017

Templeton Emerging Markets Bond Fund

A SERIES OF TEMPLETON INCOME TRUST

Sign up for electronic delivery at franklintempleton.com/edelivery

Franklin Templeton Investments

Gain From Our Perspective®

At Franklin Templeton Investments, we’re dedicated to one goal: delivering exceptional asset management for our clients. By bringing together multiple, world-class investment teams in a single firm, we’re able to offer specialized expertise across styles and asset classes, all supported by the strength and resources of one of the world’s largest asset managers. This has helped us to become a trusted partner to individual and institutional investors across the globe.

Dear Shareholder:

During the 12 months ended December 31, 2017, the global economy generally expanded amid improved commodity prices, generally upbeat economic data, encouraging corporate earnings and the European Central Bank’s (ECB’s) extension of its monetary easing time frame. The ECB kept its benchmark interest rate unchanged, while the US Federal Reserve (Fed) raised its target range for the federal funds rate 0.25% three times in 2017 to 1.25%–1.50% amid signs of a growing US economy. The Fed’s inflation outlook remained essentially the same. In this environment, global government bonds, as measured by the Citigroup World Government Bond Index, rose in both US dollar and local currency terms. The US dollar declined against most foreign currencies during the period.

We are committed to our long-term perspective and disciplined investment approach as we conduct a rigorous, fundamental analysis of securities with a regular emphasis on investment risk management.

Historically, patient investors have achieved rewarding results by evaluating their goals, diversifying their assets globally and maintaining a disciplined investment program, all hallmarks of the Templeton investment philosophy developed more than 60 years ago. We continue to recommend investors consult their financial advisors and review their portfolios to design a long-term strategy and portfolio allocation that meet their individual needs, goals and risk tolerance.

Templeton Emerging Markets Bond Fund’s annual report includes more detail about prevailing conditions and a discussion about investment decisions during the period. Please remember all securities markets fluctuate, as do mutual fund share prices.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,

Christopher J. Molumphy, CFA

President and Chief Executive Officer – Investment

Management

Templeton Income Trust

This letter reflects our analysis and opinions as of December 31, 2017, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

CFA® is a trademark owned by CFA Institute.

Not FDIC Insured	| May Lose Value	| No Bank Guarantee

franklintempleton.com	Not part of the annual report	1

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

2	Annual Report	franklintempleton.com

Annual Report

Templeton Emerging Markets Bond Fund

We are pleased to bring you Templeton Emerging Markets Bond Fund’s annual report for the fiscal year ended December 31, 2017.

Your Fund’s Goal and Main Investments

The Fund seeks current income with capital appreciation as a secondary goal. Under normal market conditions, the Fund invests at least 80% of its net assets in a non-diversified portfolio of bonds issued by governments or government-related entities that are located in emerging market countries, as well as bonds issued by emerging market corporate entities.

Performance Overview

For the 12 months under review, the Fund’s Class A shares generated a +10.21% cumulative total return. In comparison, U.S. dollar-denominated emerging market bonds, as measured by the Fund’s benchmark, the J.P. Morgan (JPM) Emerging Markets Bond Index (EMBI) Global, had a +9.32% cumulative total return in U.S. dollar terms for the same period.1 You can find more of the Fund’s performance data in the Performance Summary beginning on page 6.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

The year began with a rally in emerging markets (EMs), as fourth-quarter 2016 fears for potential trade shocks dissipated. Capital moved into several markets we considered undervalued at a pace not seen in a number of years. The strengthening trends in specific EMs largely continued throughout much of 2017, particularly in select areas of Latin America and Asia.

Duration exposures around the world generally performed well during the year, as rates in developed markets remained relatively low or range-bound, while a number of EM local-currency markets saw declining yields and strengthening valuations.

Portfolio Composition*

Based on Total Net Assets as of 12/31/17

*Figures represent the net Fund exposure and include certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derivatives or other factors.

**Rounds to less than 0.1% of net assets.

***Includes foreign treasury bills, foreign strips, money market funds and net other assets less liabilities.

The 10-year US Treasury note reached its highest yield of 2017 at 2.62% on March 13, two days before the US Federal Reserve (Fed) made its first rate hike of 2017. However, yields declined in the second and third quarters as policy setbacks from the Trump administration and subdued inflation figures appeared to dampen expectations for higher rates.

Those negative trends began to reverse in the fall months as Fed Chair Janet Yellen returned from Jackson Hole, Wyoming, with more hawkish-sounding comments on the need to normalize monetary policy. Additionally, a moderate pickup in inflation, exceptional strength in US labor markets, progress on tax reform and a new Fed chair nomination (Jay Powell) appeared to push rate expectations higher, in our opinion. The Fed also began unwinding its nearly $4.5 trillion balance sheet in October. Ultimately, the Fed raised rates 25 basis points three times in 2017, as it indicated it would.

1. Source: Morningstar.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 15.

franklintempleton.com	Annual Report	3

TEMPLETON EMERGING MARKETS BOND FUND

Geographic Composition*

Based on Total Net Assets as of 12/31/17

*Figures represent the net Fund exposure and include certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derivatives or other factors.

On the currency front, the US dollar broadly weakened during much of the year, with notable weakness against the euro and Mexican peso during the summer months. Those trends moderately reversed in September and October, before resuming over the final two months of the year, leaving the US dollar broadly weaker in 2017.

In Europe, economic optimism surged in the summer months, driven by the cyclical upswing in eurozone growth as well as some political refortifying after Emmanuel Macron’s victory in the French election in May. The euro appreciated 13.85% against the US dollar during the year.2 However, growing populist/nationalist movements in a number of countries continued to test the political cohesion across the eurozone. Angela Merkel’s win in the German election in September came with new uncertainties around forming a coalition government.

In October, European Central Bank (ECB) President Mario Draghi announced a reduction in the ECB’s bond-buying program, as expected, to €30 billion per month, down from a €60 billion monthly pace, scheduled to begin in January 2018. Draghi also indicated that rates would not be hiked until quantitative easing (QE) ends, implying that rates would likely remain unchanged in the upcoming year.

In Japan, Prime Minister Shinzo Abe’s political mandate was reaffirmed after his political coalition maintained its supermajority in October elections. The Bank of Japan (BOJ) continued to deploy massive levels of QE throughout 2017;

2. Source: FactSet.

however, the yen appreciated 3.54% against the US dollar during the year.2

Investment Strategy

We invest selectively in bonds from emerging markets around the world to seek to generate income for the Fund, pursuing opportunities while monitoring changes in interest rates, currency exchange rates and credit risks. We manage the Fund’s exposure to various currencies and regularly use currency and cross currency forward contracts. We may also use other derivative instruments, such as interest-rate swaps.

What is a currency forward contract?

A currency forward contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency in exchange for another currency at a specific exchange rate on a future date. Currency forward contracts are privately traded in the interbank market, not on a centralized exchange.

What is an interest-rate swap?

An interest-rate swap is an agreement between two parties to exchange interest-rate payment obligations, generally one based on an interest rate fixed to maturity and the other based on an interest rate that changes in accordance with changes in a designated benchmark (for example, LIBOR, prime, commercial paper or other benchmarks).

Manager’s Discussion

On the whole, we continued to position the Fund for rising rates by maintaining low portfolio duration and aiming at a negative correlation with US Treasury returns. We also continued to actively seek select duration exposures that we believe can offer positive real yields without taking undue interest-rate risk, favoring countries that we believe have solid underlying fundamentals and prudent fiscal, monetary and financial policies. When investing globally, investment opportunities may take time to materialize, which may require weathering periods of volatility as the longer term investing theses develop. During the period, we added to some of our strongest investment convictions as prices became cheaper during periods of heightened volatility. We also maintained exposures to a number of emerging market currencies that we believe remained fundamentally undervalued. Overall, we were positioned for depreciation of the euro and Japanese yen, rising US Treasury yields and currency appreciation in select emerging markets. During the period, we used forward

4	Annual Report	franklintempleton.com

TEMPLETON EMERGING MARKETS BOND FUND

Currency Composition*

12/31/17

% of Total Net Assets

Americas	88.7%

U.S. Dollar	39.0%

Mexican Peso	19.2%

Brazilian Real	14.3%

Argentine Peso	9.1%

Colombian Peso	7.1%

Middle East & Africa	26.1%

Egyptian Pound	12.6%

Ghanaian Cedi	8.7%

South African Rand	4.8%

Asia Pacific	1.2%

Indonesian Rupiah	10.0%

Indian Rupee	9.9%

Australian Dollar	-4.8%

Japanese Yen	-13.9%

Europe	-16.0%

Euro	-16.0%

*Figures represent the net Fund exposure and include certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derivatives or other factors.

currency exchange contracts to actively manage currencies. We also used interest-rate swaps to tactically manage duration exposures.

What is duration?

Duration is a measure of a bond’s price sensitivity to interest-rate changes. In general, a portfolio of securities with a lower duration can be expected to be less sensitive to interest-rate changes than a portfolio with a higher duration.

During the period the Fund’s positive absolute performance was largely attributable to interest-rate strategies, followed by overall credit exposures. Currency positions detracted from absolute results. The Fund maintained low overall portfolio duration, while holding duration exposures in select emerging markets. Select duration exposures in Latin America (Brazil, Argentina and Colombia), Asia ex-Japan (Indonesia) and Africa contributed to absolute performance, while negative duration exposure to US Treasuries detracted. Credit exposures in Latin America and Africa contributed to absolute results. Among currencies, the Fund’s net-negative positions in the euro and Australian dollar detracted from absolute performance, while its net-negative position in the Japanese yen had a largely neutral effect. However, currency positions in Latin America and Asia ex-Japan contributed to absolute results (the Mexican peso and Indian rupee contributed, while the Argentine peso detracted).

Thank you for your participation in Templeton Emerging Markets Bond Fund. We look forward to serving your future investment needs.

Michael Hasenstab, Ph.D. Lead Portfolio Manager

Laura Burakreis Portfolio Manager

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2017, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

franklintempleton.com	Annual Report	5

TEMPLETON EMERGING MARKETS BOND FUND

Performance Summary as of December 31, 2017

The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 12/31/171

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 4.25% and the minimum is 0%. Class A: 4.25% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]

A
1-Year	+10.21%	+5.55%
3-Year	+17.68%	+4.05%
Since Inception (4/1/13)	+14.26%	+1.92%

Advisor
1-Year	+10.53%	+10.53%
3-Year	+18.33%	+5.77%
Since Inception (4/1/13)	+15.47%	+3.07%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 8 for Performance Summary footnotes.

6	Annual Report	franklintempleton.com

TEMPLETON EMERGING MARKETS BOND FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

Class A (4/1/13–12/31/17)

Advisor Class (4/1/13–12/31/17)

See page 8 for Performance Summary footnotes.

franklintempleton.com	Annual Report	7

TEMPLETON EMERGING MARKETS BOND FUND

PERFORMANCE SUMMARY

Distributions (1/1/17–12/31/17)

Share Class	Net Investment Income	Short-Term Capital Gain	Total
A	$0.5734	$0.0062	$0.5796
C	$0.5433	$0.0062	$0.5495
R	$0.5672	$0.0062	$0.5734
R6	$0.5997	$0.0062	$0.6059
Advisor	$0.5928	$0.0062	$0.5990
Total Annual Operating Expenses[5]
Share Class	With Waiver	Without Waiver
A	1.19%	3.28%
Advisor	1.03%	3.12%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Foreign securities involve special risks, including currency rate fluctuations (which may be significant over the short term) and economic and political uncertainties; investments in emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. Sovereign debt securities are subject to various risks in addition to those relating to debt securities and foreign securities generally, including, but not limited to, the risk that a government entity may be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations when due. Derivatives, including currency management strategies, involve costs and can create economic leverage in the portfolio that may result in significant volatility and cause the Fund to participate in losses on an amount that exceeds the Fund’s initial investment. The Fund may not achieve the anticipated benefits and may realize losses when a counterparty fails to perform as promised. Bonds are subject to liquidity risk, which may have an adverse impact on the security’s value or a fund’s ability to sell such securities. Changes in interest rates will affect the value of the Fund’s portfolio, share price and yield. Bond prices generally move in the opposite direction of interest rates. As prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. Investments in lower rated securities include higher risks of default and loss of principal. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has an expense reduction and a fee waiver associated with any investments it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 4/30/18. Fund investment results reflect the expense reduction and fee waiver; without these reductions, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Source: Morningstar. The JPM EMBI Global tracks total returns for US dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds.

5. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

8	Annual Report	franklintempleton.com

TEMPLETON EMERGING MARKETS BOND FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period 7/1/17–12/31/17[1,2]	Ending Account Value 12/31/17	Expenses Paid During Period 7/1/17–12/31/17[1,2]	Net Annualized Expense Ratio[2]
A	$1,000	$1,022.80	$6.53	$1,018.75	$6.51	1.28%
C	$1,000	$1,021.10	$8.41	$1,016.89	$8.39	1.65%
R	$1,000	$1,023.30	$6.12	$1,019.16	$6.11	1.20%
R6	$1,000	$1,024.60	$4.75	$1,020.52	$4.74	0.93%
Advisor	$1,000	$1,025.30	$5.10	$1,020.16	$5.09	1.00%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

franklintempleton.com	Annual Report	9

TEMPLETON INCOME TRUST

Financial Highlights

Templeton Emerging Markets Bond Fund

	Year Ended December 31,		Year Ended August 31,
	2017	2016[a]	2016	2015	2014	2013[b]
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$ 8.84	$ 8.75	$ 8.33	$ 9.78	$ 9.49	$10.00

Income from investment operations[c]:
Net investment income[d]	0.70	0.21	0.55	0.48	0.50	0.18
Net realized and unrealized gains (losses)	0.20	0.04	0.06	(1.33)	0.28	(0.69)

Total from investment operations	0.90	0.25	0.61	(0.85)	0.78	(0.51)

Less distributions from:
Net investment income	(0.57)	(0.16)	(0.19)	(0.60)	(0.49)	—
Net realized gains	(0.01)	—	—	—	—	—

Total distributions	(0.58)	(0.16)	(0.19)	(0.60)	(0.49)	—

Net asset value, end of year	$ 9.16	$ 8.84	$ 8.75	$ 8.33	$ 9.78	$ 9.49

Total return[e]	10.21%	2.89%	7.47%	(8.88)%	8.42%	(5.10)%

Ratios to average net assets[f]
Expenses before waiver and payments by affiliates	2.46%	3.22%	2.45%	2.27%	3.24%	2.37%
Expenses net of waiver and payments by affiliates	1.22%	1.11%	1.15%	1.16%	1.25% [g]	1.21%
Net investment income	7.51%	7.16%	6.56%	5.47%	5.16%	4.32%

Supplemental data
Net assets, end of year (000’s)	$19,042	$14,214	$13,643	$14,085	$17,462	$10,319
Portfolio turnover rate	77.90%	15.23%	40.40%	43.49%	6.31%	8.80%

aFor the period September 1, 2016 to December 31, 2016.

bFor the period April 1, 2013 (commencement of operations) to August 31, 2013.

cThe amount shown for a share outstanding throughout the period may not correlate with the Statements of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

dBased on average daily shares outstanding.

eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year. fRatios are annualized for periods less than one year, except for non-recurring expenses, if any.

gBenefit of expense reduction rounds to less than 0.01%.

10	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON INCOME TRUST

FINANCIAL HIGHLIGHTS

Templeton Emerging Markets Bond Fund (continued)

	Year Ended December 31,		Year Ended August 31,
	2017	2016[a]	2016	2015	2014	2013[b]
Class C

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$ 8.84	$ 8.73	$ 8.31	$ 9.77	$ 9.47	$10.00
Income from investment operations[c]:
Net investment income[d]	0.67	0.20	0.51	0.44	0.46	0.17
Net realized and unrealized gains (losses)	0.19	0.03	0.07	(1.34)	0.29	(0.70)
Total from investment operations	0.86	0.23	0.58	(0.90)	0.75	(0.53)
Less distributions from:
Net investment income	(0.54)	(0.12)	(0.16)	(0.56)	(0.45)	—
Net realized gains	(0.01)	—	—	—	—	—
Total distributions	(0.55)	(0.12)	(0.16)	(0.56)	(0.45)	—
Net asset value, end of year	$ 9.15	$ 8.84	$ 8.73	$ 8.31	$ 9.77	$ 9.47

Total return[e]	9.75%	2.67%	6.98%	(9.31)%	8.03%	(5.30)%

Ratios to average net assets[f]
Expenses before waiver and payments by affiliates	2.89%	3.74%	2.94%	2.76%	3.64%	2.81%
Expenses net of waiver and payments by affiliates	1.65%	1.63%	1.64%	1.65%	1.65% [g]	1.65%
Net investment income	7.08%	6.64%	6.07%	4.98%	4.76%	3.88%

Supplemental data
Net assets, end of year (000’s)	$2,553	$548	$464	$551	$817	$281
Portfolio turnover rate	77.90%	15.23%	40.40%	43.49%	6.31%	8.80%

aFor the period September 1, 2016 to December 31, 2016.

bFor the period April 1, 2013 (commencement of operations) to August 31, 2013.

cThe amount shown for a share outstanding throughout the period may not correlate with the Statements of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

dBased on average daily shares outstanding.

eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year. fRatios are annualized for periods less than one year, except for non-recurring expenses, if any.

gBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	11

TEMPLETON INCOME TRUST

FINANCIAL HIGHLIGHTS

Templeton Emerging Markets Bond Fund (continued)

	Year Ended December 31,		Year Ended August 31,
	2017	2016[a]	2016	2015	2014	2013[b]
Class R

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$ 8.85	$ 8.71	$ 8.30	$ 9.76	$ 9.48	$ 10.00
Income from investment operations[c]:
Net investment income[d]	0.70	0.21	0.51	0.43	0.47	0.16
Net realized and unrealized gains (losses)	0.20	0.05	0.07	(1.31)	0.28	(0.68)
Total from investment operations	0.90	0.26	0.58	(0.88)	0.75	(0.52)
Less distributions from:
Net investment income	(0.57)	(0.12)	(0.17)	(0.58)	(0.47)	—
Net realized gains	(0.01)	—	—	—	—	—
Total distributions	(0.58)	(0.12)	(0.17)	(0.58)	(0.47)	—
Net asset value, end of year	$ 9.17	$ 8.85	$ 8.71	$ 8.30	$ 9.76	$ 9.48

Total return[e]	10.13%	2.96%	7.15%	(9.14)%	7.94%	(5.20)%

Ratios to average net assets[f]
Expenses before waiver and payments by affiliates	2.50%	3.12%	2.77%	2.61%	3.49%	2.65%
Expenses net of waiver and payments by affiliates	1.26%	1.01%	1.47%	1.50%	1.50% [g]	1.50%
Net investment income	7.47%	7.26%	6.24%	5.13%	4.91%	4.04%

Supplemental data
Net assets, end of year (000’s)	$14	$10	$9	$26	$10	$9
Portfolio turnover rate	77.90%	15.23%	40.40%	43.49%	6.31%	8.80%

aFor the period September 1, 2016 to December 31, 2016.

bFor the period April 1, 2013 (commencement of operations) to August 31, 2013.

cThe amount shown for a share outstanding throughout the period may not correlate with the Statements of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

dBased on average daily shares outstanding.

eTotal return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year, except for non-recurring expenses, if any.

gBenefit of expense reduction rounds to less than 0.01%.

12	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON INCOME TRUST

FINANCIAL HIGHLIGHTS

Templeton Emerging Markets Bond Fund (continued)

	Year Ended December 31,		Year Ended August 31,
	2017	2016[a]	2016	2015	2014	2013[b]
Class R6

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$ 8.85	$ 8.77	$ 8.34	$ 9.79	$ 9.50	$ 10.15
Income from investment operations[c]:
Net investment income[d]	0.74	0.22	0.57	0.50	0.53	0.17
Net realized and unrealized gains (losses)	0.19	0.04	0.06	(1.33)	0.27	(0.82)
Total from investment operations	0.93	0.26	0.63	(0.83)	0.80	(0.65)
Less distributions from:
Net investment income	(0.60)	(0.18)	(0.20)	(0.62)	(0.51)	—
Net realized gains	(0.01)	—	—	—	—	—
Total distributions	(0.61)	(0.18)	(0.20)	(0.62)	(0.51)	—
Net asset value, end of year	$ 9.17	$ 8.85	$8.77	$ 8.34	$ 9.79	$ 9.50

Total return[e]	10.50%	2.90%	7.84%	(8.75)%	8.67%	(6.40)%

Ratios to average net assets[f]
Expenses before waiver and payments by affiliates	2.87%	5.59%	6.58%	2.01%	3.44%	4.28%
Expenses net of waiver and payments by affiliates	0.92%	0.91%	0.93%	0.95%	0.96% [g]	0.96%
Net investment income	7.81%	7.36%	6.77%	5.68%	5.45%	2.41%

Supplemental data
Net assets, end of year (000’s)	$281	$4	$4	$4	$5	$5
Portfolio turnover rate	77.90%	15.23%	40.40%	43.49%	6.31%	8.80%

aFor the period September 1, 2016 to December 31, 2016.

bFor the period April 1, 2013 (commencement of operations) to August 31, 2013.

cThe amount shown for a share outstanding throughout the period may not correlate with the Statements of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

dBased on average daily shares outstanding.

eTotal return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year, except for non-recurring expenses, if any.

gBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	13

TEMPLETON INCOME TRUST

FINANCIAL HIGHLIGHTS

Templeton Emerging Markets Bond Fund (continued)

	Year Ended December 31,		Year Ended August 31,
	2017	2016[a]	2016	2015	2014	2013[b]
Advisor Class

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$ 8.86	$ 8.78	$ 8.35	$ 9.80	$ 9.51	$ 10.00
Income from investment operations[c]:
Net investment income[d]	0.74	0.21	0.55	0.50	0.52	0.20
Net realized and unrealized gains (losses)	0.19	0.04	0.07	(1.33)	0.28	(0.69)
Total from investment operations	0.93	0.25	0.62	(0.83)	0.80	(0.49)
Less distributions from:
Net investment income	(0.59)	(0.17)	(0.19)	(0.62)	(0.51)	—
Net realized gains	(0.01)	—	—	—	—	—
Total distributions	(0.60)	(0.17)	(0.19)	(0.62)	(0.51)	—
Net asset value, end of year	$ 9.19	$ 8.86	$ 8.78	$ 8.35	$ 9.80	$ 9.51

Total return[e]	10.53%	2.90%	7.65%	(8.69)%	8.60%	4.90%

Ratios to average net assets[f]
Expenses before waiver and payments by affiliates	2.24%	3.09%	2.30%	2.11%	2.99%	2.16%
Expenses net of waiver and payments by affiliates	1.00%	0.98%	1.00%	1.00%	1.00% [g]	1.04%
Net investment income	7.73%	7.29%	6.71%	5.63%	5.41%	4.53%

Supplemental data
Net assets, end of year (000’s)	$1,585	$312	$353	$774	$684	$116
Portfolio turnover rate	77.90%	15.23%	40.40%	43.49%	6.31%	8.80%

aFor the period September 1, 2016 to December 31, 2016.

bFor the period April 1, 2013 (commencement of operations) to August 31, 2013.

cThe amount shown for a share outstanding throughout the period may not correlate with the Statements of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

dBased on average daily shares outstanding.

eTotal return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year, except for non-recurring expenses, if any.

gBenefit of expense reduction rounds to less than 0.01%.

14	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON INCOME TRUST

Statement of Investments, December 31, 2017

Templeton Emerging Markets Bond Fund

	Shares/ Warrants	Value
Common Stocks and Other Equity Interests 0.0%†
South Africa 0.0%†
[a,b,c] Edcon Holdings Ltd., F wts., 2/20/49	84	$—
[a,b,c] Edcon Holdings Ltd., F1 wts., 2/20/49	1,503,436	—
[a,b,c] Edcon Holdings Ltd., F2 wts., 2/20/49	121,748	—
[a,b,c] Holdco 2, A	2,171,539	1,755
[a,b,c] Holdco 2, B	619,903	501
Total Common Stocks and Other Equity Interests (Cost $32,219)		2,256

	Principal Amount*
Foreign Government and Agency Securities 50.1%
Argentina 7.1%
Argentine Bonos del Tesoro,
21.20%, 9/19/18	543,000		ARS	28,320
18.20%, 10/03/21	6,699,000		ARS	369,592
16.00%, 10/17/23	9,508,000		ARS	508,727
senior note, 15.50%, 10/17/26	14,132,000		ARS	769,164
				1,675,803

Brazil 10.8%
Letra Tesouro Nacional, Strip, 7/01/21	4,680	[d]	BRL	1,034,980
Nota Do Tesouro Nacional,
10.00%, 1/01/23	2,500	[d]	BRL	763,791
10.00%, 1/01/27	2,500	[d]	BRL	745,479
				2,544,250

Colombia 7.0%
Government of Colombia,
senior bond, 7.75%, 4/14/21	58,000,000		COP	20,562
senior bond, 9.85%, 6/28/27	13,000,000		COP	5,463
Titulos de Tesoreria,
B, 7.75%, 9/18/30	1,471,800,000		COP	538,606
B, 7.00%, 6/30/32	637,000,000		COP	216,731
senior bond, B, 11.25%, 10/24/18	107,000,000		COP	37,743
senior bond, B, 11.00%, 7/24/20	59,000,000		COP	22,457
senior bond, B, 7.00%, 5/04/22	132,000,000		COP	46,551
senior bond, B, 10.00%, 7/24/24	383,000,000		COP	154,748
senior bond, B, 7.50%, 8/26/26	1,199,800,000		COP	429,454
senior bond, B, 6.00%, 4/28/28	428,400,000		COP	138,055
senior note, B, 7.00%, 9/11/19	65,000,000		COP	22,546
				1,632,916

Ethiopia 0.9%
[e] Government of Ethiopia International Bond, 144A, 6.625%, 12/11/24	200,000			210,503
Ghana 7.5%
Ghana Treasury Note,
19.95%, 5/06/19	50,000		GHS	11,402
17.24%, 11/11/19	50,000		GHS	11,053
Government of Ghana,
23.47%, 5/21/18	90,000		GHS	20,293
24.50%, 10/22/18	885,000		GHS	205,499
24.50%, 4/22/19	190,000		GHS	45,442

franklintempleton.com	Annual Report	15

TEMPLETON INCOME TRUST

STATEMENT OF INVESTMENTS

Templeton Emerging Markets Bond Fund (continued)

	Principal Amount*			Value
Foreign Government and Agency Securities (continued)
Ghana (continued)
Government of Ghana, (continued)
24.50%, 5/27/19	170,000		GHS	$40,886
21.00%, 3/23/20	80,000		GHS	19,014
24.50%, 6/21/21	730,000		GHS	193,879
24.75%, 7/19/21	380,000		GHS	101,733
18.75%, 1/24/22	320,000		GHS	74,855
19.75%, 3/25/24	270,000		GHS	66,242
19.00%, 11/02/26	810,000		GHS	197,723
senior bond, 19.75%, 3/15/32	1,212,000		GHS	294,283
senior note, 24.00%, 11/23/20	1,820,000		GHS	467,222
				1,749,526

Indonesia 4.4%
Government of Indonesia,
senior bond, FR31, 11.00%, 11/15/20	777,000,000		IDR	65,402
senior bond, FR34, 12.80%, 6/15/21	48,000,000		IDR	4,310
senior bond, FR35, 12.90%, 6/15/22	8,000,000		IDR	748
senior bond, FR43, 10.25%, 7/15/22	24,000,000		IDR	2,069
senior bond, FR53, 8.25%, 7/15/21	88,000,000		IDR	6,970
senior bond, FR56, 8.375%, 9/15/26	1,866,000,000		IDR	155,689
senior bond, FR59, 7.00%, 5/15/27	8,082,000,000		IDR	626,962
senior bond, FR61, 7.00%, 5/15/22	1,308,000,000		IDR	100,480
senior bond, FR63, 5.625%, 5/15/23	18,000,000		IDR	1,310
senior bond, FR71, 9.00%, 3/15/29	332,000,000		IDR	28,991
senior bond, FR73, 8.75%, 5/15/31	414,000,000		IDR	35,572
senior note, FR69, 7.875%, 4/15/19	104,000,000		IDR	7,918
				1,036,421

Mexico 3.0%
Government of Mexico,
senior bond, M, 6.50%, 6/10/21	900	[f]	MXN	4,429
senior bond, M, 8.00%, 6/11/20	101,700	[f]	MXN	522,023
senior note, M 10, 8.50%, 12/13/18	5,600	[f]	MXN	28,696
senior note, M, 5.00%, 12/11/19	30,000	[f]	MXN	145,503
				700,651

Senegal 0.9%
[e] Government of Senegal, 144A, 6.25%, 7/30/24	200,000			216,920
South Africa 4.6%
Government of South Africa,
8.00%, 1/31/30	550,000		ZAR	40,691
7.00%, 2/28/31	120,000		ZAR	8,093
8.25%, 3/31/32	7,470,000		ZAR	552,719
8.875%, 2/28/35	940,000		ZAR	71,762
9.00%, 1/31/40	500,000		ZAR	37,733
8.75%, 1/31/44	870,000		ZAR	63,565
8.75%, 2/28/48	480,000		ZAR	35,166
R186, 10.50%, 12/21/26	3,082,000		ZAR	278,409
				1,088,138

Ukraine 0.7%
[a,e,g] Government of Ukraine, 144A, VRI, GDP Linked Security, 5/31/40	300,000			167,175

16	Annual Report	franklintempleton.com

TEMPLETON INCOME TRUST

STATEMENT OF INVESTMENTS

Templeton Emerging Markets Bond Fund (continued)

	Principal Amount*			Value
Foreign Government and Agency Securities (continued)
Zambia 3.2%
[e] Government of Zambia, senior bond, 144A, 8.97%, 7/30/27	460,000			$517,891
[e] Government of Zambia International Bond, 144A, 8.50%, 4/14/24	200,000			221,666
				739,557
Total Foreign Government and Agency Securities (Cost $11,923,140)				11,761,860

Quasi-Sovereign and Corporate Bonds 3.0%
Costa Rica 2.7%
[b,c] Reventazon Finance Trust, secured bond, first lien, 144A, 8.00%, 11/15/33	583,800			645,391
South Africa 0.3%
[c,h] K2016470219 South Africa Ltd.,
senior secured note, 144A, PIK, 3.00%, 12/31/22	164,589			2,469
[b] senior secured note, 144A, PIK, 8.00%, 12/31/22	38,934		EUR	234
[c,h] K2016470260 South Africa Ltd., senior secured note, 144A, PIK, 25.00%, 12/31/22	82,385			63,436
				66,139

Total Quasi-Sovereign and Corporate Bonds (Cost $939,569)				711,530

Total Investments before Short Term Investments (Cost $12,894,928)				12,475,646

Short Term Investments 44.0%
Foreign Government and Agency Securities 16.0%
Argentina 2.0%
Argentine Bonos del Tesoro, 22.75%, 3/05/18	32,000		ARS	1,710
Letras del Banco Central de la Republica Argentina,
Strip, 2/21/18 - 6/21/18	727,000		ARS	36,046
Strip, 7/18/18	9,256,000		ARS	433,924
				471,680
Colombia 0.1%
Colombian Tes Corto Plazo, Strip, 3/13/18	79,000,000		COP	26,201
Egypt 12.6%
[i] Egypt Treasury Bill,
1/02/18	7,700,000		EGP	432,627
1/23/18 - 7/10/18	11,350,000		EGP	607,602
2/06/18	5,875,000		EGP	324,252
4/24/18	21,700,000		EGP	1,161,009
6/26/18	8,300,000		EGP	427,578
				2,953,068

Mexico 1.3%
[i] Mexico Treasury Bill,
3/01/18	548,060	[j]	MXN	275,271
4/26/18 - 6/21/18	30,780	[j]	MXN	15,107
				290,378
Total Foreign Government and Agency Securities (Cost $3,757,217)				3,741,327
Total Investments before Money Market Funds (Cost $16,652,145)				16,216,973

franklintempleton.com	Annual Report	17

TEMPLETON INCOME TRUST

STATEMENT OF INVESTMENTS

Templeton Emerging Markets Bond Fund (continued)

	Shares	Value
Money Market Funds (Cost $6,581,624) 28.0%
United States 28.0%
[k,l] Institutional Fiduciary Trust Money Market Portfolio, 0.89%	6,581,624	$6,581,624

Total Investments (Cost $23,233,769) 97.1%		22,798,597
Other Assets, less Liabilities 2.9%		676,470

Net Assets 100.0%		$23,475,067

†Rounds to less than 0.1% of net assets.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aNon-income producing.

bFair valued using significant unobservable inputs. See Note 12 regarding fair value measurements.

cSee Note 9 regarding restricted securities.

dPrincipal amount is stated in 1,000 Brazilian Real Units.

eSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2017, the aggregate value of these securities was $1,334,155, representing 5.7% of net assets.

fPrincipal amount is stated in 100 Mexican Peso Units.

gThe principal represents the notional amount. See Note 1(c) regarding value recovery instruments.

hIncome may be received in additional securities and/or cash.

iThe security was issued on a discount basis with no stated coupon rate.

jPrincipal amount is stated in 10 Mexican Peso Units.

kSee Note 3(f) regarding investments in affiliated management investment companies.

lThe rate shown is the annualized seven-day yield at period end.

At December 31, 2017, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts

				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a]	Type	Quantity	Amount	Date	Appreciation	Depreciation
OTC Forward Exchange Contracts
Japanese Yen	BZWS	Buy	46,442,500	$411,542	1/04/18	$ 727	$ —
Japanese Yen	BZWS	Sell	46,442,500	415,301	1/04/18	3,032	—
Euro	CITI	Sell	28,594	33,715	1/10/18	—	(618)
Japanese Yen	JPHQ	Sell	20,000,000	177,338	1/11/18	—	(264)
Indian Rupee	JPHQ	Buy	13,837,500	209,373	1/12/18	7,150	—
Euro	DBAB	Sell	33,250	39,363	1/16/18	—	(575)
Japanese Yen	BZWS	Sell	10,100,000	89,197	1/16/18	—	(514)
Euro	BOFA	Sell	48,370	57,720	1/17/18	—	(384)
Euro	JPHQ	Sell	27,350	32,463	1/18/18	—	(393)
Euro	UBSW	Sell	51,630	61,247	1/18/18	—	(777)
Euro	JPHQ	Sell	27,350	32,305	1/22/18	—	(559)
Indian Rupee	JPHQ	Buy	30,061,000	458,771	1/23/18	11,219	—
Euro	DBAB	Sell	128,180	151,946	1/24/18	—	(2,097)
Indian Rupee	JPHQ	Buy	20,962,000	319,579	1/29/18	7,995	—
Euro	DBAB	Sell	275,220	324,350	1/30/18	—	(6,521)
Euro	BZWS	Sell	472,000	565,350	1/31/18	—	(2,122)
Euro	DBAB	Sell	609,800	712,234	2/07/18	—	(21,192)
Japanese Yen	JPHQ	Sell	20,400,000	185,284	2/08/18	3,884	—
Japanese Yen	SCNY	Sell	20,370,000	185,422	2/08/18	4,289	—

18	Annual Report	franklintempleton.com

TEMPLETON INCOME TRUST

STATEMENT OF INVESTMENTS

Templeton Emerging Markets Bond Fund (continued)

Forward Exchange Contracts (continued)

				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a]	Type	Quantity	Amount	Date	Appreciation	Depreciation

OTC Forward Exchange Contracts (continued)
Euro	CITI	Sell	281,000	$327,042	2/09/18	$—	$ (10,963)
Euro	DBAB	Sell	393,000	457,403	2/09/18	—	(15,322)
Japanese Yen	BZWS	Sell	20,370,000	184,544	2/09/18	3,403	—
Japanese Yen	JPHQ	Sell	20,420,000	186,125	2/09/18	4,540	—
Euro	JPHQ	Sell	27,350	32,360	2/20/18	—	(558)
Mexican Peso	HSBK	Buy	15,380,000	846,497	2/23/18	—	(72,427)
Mexican Peso	CITI	Buy	19,977,374	946,842	2/26/18	58,115	—
Indian Rupee	DBAB	Buy	53,060,000	810,881	2/28/18	15,706	—
Indian Rupee	JPHQ	Buy	31,220,000	480,737	2/28/18	5,619	—
Australian Dollar	CITI	Sell	277,000	205,715	3/13/18	—	(10,366)
Australian Dollar	JPHQ	Sell	417,000	308,580	3/13/18	—	(16,713)
Euro	DBAB	Sell	33,250	39,491	3/13/18	—	(581)
Euro	JPHQ	Sell	27,350	32,355	3/15/18	—	(611)
Euro	UBSW	Sell	660,000	786,410	3/22/18	—	(9,476)
Australian Dollar	BOFA	Sell	763,000	576,912	3/28/18	—	(18,253)
Indonesian Rupiah	JPHQ	Buy	14,900,000,000	1,081,277	4/02/18	12,515	—
Mexican Peso	CITI	Buy	3,398,504	181,821	4/02/18	—	(11,869)
Japanese Yen	JPHQ	Sell	20,000,000	179,113	4/06/18	692	—
Japanese Yen	HSBK	Sell	19,800,000	177,261	4/11/18	570	—
Japanese Yen	DBAB	Sell	9,900,000	91,186	4/13/18	2,830	—
Indonesian Rupiah	HSBK	Buy	2,940,000,000	213,508	4/24/18	1,851	—
Mexican Peso	CITI	Buy	6,454,750	320,273	5/02/18	778	—
Mexican Peso	GSCO	Buy	1,464,330	74,185	5/14/18	—	(1,507)
Mexican Peso	JPHQ	Buy	6,083,000	317,567	5/31/18	—	(16,572)
Mexican Peso	HSBK	Buy	7,980,000	416,764	6/01/18	—	(21,974)
Brazilian Real	JPHQ	Buy	2,747,303	836,623	6/04/18	—	(21,414)
Mexican Peso	CITI	Buy	1,690,390	85,514	6/15/18	—	(2,094)
Japanese Yen	JPHQ	Sell	158,200,000	1,424,314	6/19/18	6,614	—
Mexican Peso	DBAB	Buy	3,300,000	166,243	6/22/18	—	(3,593)
Mexican Peso	CITI	Buy	4,729,821	249,718	6/29/18	—	(16,890)
Japanese Yen	BZWS	Sell	46,442,500	415,753	7/05/18	—	(862)
Total Forward Exchange Contracts						$151,529	$ (288,061)
Net unrealized appreciation (depreciation)							$ (136,532)

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

At December 31, 2017, the Fund had the following interest rate swap contracts outstanding. See Note 1(c).

Interest Rate Swap Contracts

Value/
Unrealized
	Payment	Maturity	Notional	Appreciation
Description	Frequency	Date	Amount	(Depreciation)
Centrally Cleared Swap Contracts
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 3.018%	Semi-Annual	8/22/23	$520,000	$ (25,880)
Receive Floating 3-month USD LIBOR	Quarterly

franklintempleton.com	Annual Report	19

TEMPLETON INCOME TRUST

STATEMENT OF INVESTMENTS

Templeton Emerging Markets Bond Fund (continued)

Interest Rate Swap Contracts (continued)

				Value/
				Unrealized
	Payment	Maturity	Notional	Appreciation
Description	Frequency	Date	Amount	(Depreciation)

Centrally Cleared Swap Contracts (continued)
Pay Fixed 1.914%	Semi-Annual	1/22/25	$440,000	$ 8,789
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 1.970%	Semi-Annual	1/23/25	550,000	8,860
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 1.973%	Semi-Annual	1/27/25	320,000	5,091
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 1.937%	Semi-Annual	1/29/25	80,000	1,475
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 1.942%	Semi-Annual	1/30/25	70,000	1,268
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 1.817%	Semi-Annual	2/03/25	110,000	2,970
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 3.848%	Semi-Annual	8/22/43	300,000	(80,681)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 3.849%	Semi-Annual	12/23/43	300,000	(77,804)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 2.794%	Semi-Annual	3/13/47	200,000	(12,806)
Total Interest Rate Swap Contracts				$ (168,718)

See Note 10 regarding other derivative information.

See Abbreviations on page 38.

20	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON INCOME TRUST

Financial Statements

Statement of Assets and Liabilities

December 31, 2017

Templeton Emerging Markets Bond Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$16,652,145
Cost - Non-controlled affiliates (Note 3f)	6,581,624

Value - Unaffiliated issuers	$16,216,973
Value - Non-controlled affiliates (Note 3f)	6,581,624
Foreign currency, at value (cost $341,756)	341,885
Receivables:
Investment securities sold	136,384
Capital shares sold	48,463
Interest	302,303
Affiliates	151,810
Deposits with brokers for:
Centrally cleared swap contracts	133,120
Unrealized appreciation on OTC forward exchange contracts	151,529
Other assets	3

Total assets	24,064,094

Liabilities:
Payables:
Capital shares redeemed	178,038
Distribution fees	13,721
Transfer agent fees	9,717
Professional fees	56,942
Variation margin on centrally cleared swap contracts	5,699
Unrealized depreciation on OTC forward exchange contracts	288,061
Deferred tax	21,294
Accrued expenses and other liabilities	15,555

Total liabilities	589,027

Net assets, at value	$23,475,067

Net assets consist of:
Paid-in capital	$24,142,540
Undistributed net investment income	203,368
Net unrealized appreciation (depreciation)	(768,090)
Accumulated net realized gain (loss)	(102,751)

Net assets, at value	$23,475,067

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	21

TEMPLETON INCOME TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)

December 31, 2017

Templeton Emerging Markets Bond Fund

Class A:
Net assets, at value	$19,042,118

Shares outstanding	2,078,944

Net asset value per share[a]	$9.16

Maximum offering price per share (net asset value per share ÷ 95.75%)	$9.57

Class C:
Net assets, at value	$2,553,080

Shares outstanding	279,105

Net asset value and maximum offering price per share[a]	$9.15

Class R:
Net assets, at value	$13,513

Shares outstanding	1,473

Net asset value and maximum offering price per share	$9.17

Class R6:
Net assets, at value	$280,903

Shares outstanding	30,620

Net asset value and maximum offering price per share	$9.17

Advisor Class:
Net assets, at value	$1,585,453

Shares outstanding	172,579

Net asset value and maximum offering price per share	$9.19

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

22	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON INCOME TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the year ended December 31, 2017

Templeton Emerging Markets Bond Fund

Investment income:
Dividends:
Non-controlled affiliates (Note 3f)	$19,022
Interest: (net of foreign taxes)~
Unaffiliated issuers	1,617,895

Total investment income	1,636,917

Expenses:
Management fees (Note 3a)	196,685
Distribution fees: (Note 3c)
Class A	35,137
Class C	8,341
Class R	32
Transfer agent fees: (Note 3e)
Class A	25,758
Class C	2,051
Class R	20
Class R6	320
Advisor Class	2,046
Custodian fees (Note 4)	12,922
Reports to shareholders	18,815
Registration and filing fees	56,590
Professional fees	89,023
Other	16,888

Total expenses	464,628
Expenses waived/paid by affiliates (Note 3f and 3g)	(234,553)

Net expenses	230,075

Net investment income	1,406,842

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:#
Unaffiliated issuers	(45,721)
Foreign currency transactions	(30,152)
Forward exchange contracts	230,527
Swap contracts	(38,206)

Net realized gain (loss)	116,448

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	190,224
Translation of other assets and liabilities denominated in foreign currencies	(4,325)
Forward exchange contracts	(129,712)
Swap contracts	(1,637)
Change in deferred taxes on unrealized appreciation	(10,998)

Net change in unrealized appreciation (depreciation)	43,552

Net realized and unrealized gain (loss)	160,000

Net increase (decrease) in net assets resulting from operations	$1,566,842

~Foreign taxes withheld on interest	$35,087
#Net of foreign taxes	$313

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	23

TEMPLETON INCOME TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

Templeton Emerging Markets Bond Fund

	Year Ended December 31,		Year Ended
	2017	2016[a]	August 31, 2016

Increase (decrease) in net assets:
Operations:
Net investment income	$1,406,842	$355,883	$968,668
Net realized gain (loss)	116,448	(134,994)	(998,489)
Net change in unrealized appreciation (depreciation)	43,552	195,680	1,017,630

Net increase (decrease) in net assets resulting from operations	1,566,842	416,569	987,809

Distributions to shareholders from:
Net investment income:
Class A	(1,047,443)	(253,796)	(316,703)
Class C	(97,628)	(7,076)	(9,340)
Class R	(781)	(133)	(536)
Class R6	(8,508)	(90)	(97)
Advisor Class	(90,341)	(6,479)	(16,873)
Net realized gains:
Class A	(12,666)	—	—
Class C	(1,577)	—	—
Class R	(9)	—	—
Class R6	(191)	—	—
Advisor Class	(1,122)	—	—

Total distributions to shareholders	(1,260,266)	(267,574)	(343,549)

Capital share transactions: (Note 2)
Class A	4,460,643	431,020	(1,040,305)
Class C	2,034,679	77,294	(106,446)
Class R	2,764	1,021	(17,054)
Class R6	284,155	—	—
Advisor Class	1,297,568	(43,956)	(446,556)

Total capital share transactions	8,079,809	465,379	(1,610,361)

Net increase (decrease) in net assets	8,386,385	614,374	(966,101)
Net assets:
Beginning of year	15,088,682	14,474,308	15,440,409

End of year	$23,475,067	$15,088,682	$14,474,308

Undistributed net investment income included in net assets:
End of year	$203,368	$115,572	$174,472

aFor the period September 1, 2016 to December 31, 2016.

24	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON INCOME TRUST

Notes to Financial Statements

Templeton Emerging Markets Bond Fund

1. Organization and Significant Accounting Policies

Templeton Income Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of four separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Templeton Emerging Markets Bond Fund (Fund) is included in this report. The Fund offers five classes of shares: Class A, Class C, Class R, Class R6, and Advisor Class. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

Subsequent to August 31, 2016, the Fund’s fiscal year end changed to December 31.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time.

The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.

Investments in open-end mutual funds are valued at the closing NAV.

Certain derivative financial instruments are centrally cleared or trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the

franklintempleton.com	Annual Report	25

TEMPLETON INCOME TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Emerging Markets Bond Fund (continued)

1. Organization and Significant Accounting Policies (continued)

a. Financial Instrument Valuation (continued)

investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period.

Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to

26	Annual Report	franklintempleton.com

TEMPLETON INCOME TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Emerging Markets Bond Fund (continued)

fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty the next business day, or within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund entered into interest rate swap contracts primarily to manage interest rate risk. An interest rate swap is an agreement between the Fund and a counterparty to exchange cash flows based on the difference between two interest rates, applied to a notional amount. These agreements may be privately negotiated in the over-the-counter market (OTC interest rate swaps) or may be executed on a registered exchange (centrally cleared interest rate swaps). For centrally cleared interest rate swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized.

The Fund invests in value recovery instruments (VRI) primarily to gain exposure to economic growth. Periodic payments from VRI are dependent on established benchmarks for underlying variables. VRI has a notional amount, which is used to calculate amounts of payments to holders. Payments are recorded upon receipt as realized gains in the Statement of Operations. The risks of investing in VRI include growth risk, liquidity, and the potential loss of investment.

See Note 10 regarding other derivative information.

d. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income

franklintempleton.com	Annual Report	27

TEMPLETON INCOME TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Emerging Markets Bond Fund (continued)

1. Organization and Significant Accounting Policies (continued)

d. Income and Deferred Taxes (continued)

and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of December 31, 2017, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character.

These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as interest income in the Statement of Operations.

f. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

28	Annual Report	franklintempleton.com

TEMPLETON INCOME TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Emerging Markets Bond Fund (continued)

2. Shares of Beneficial Interest

At December 31, 2017, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31, 2017
	Shares	Amount
Class A Shares:
Shares sold	962,316	$9,056,779
Shares issued in reinvestment of distributions	61,094	567,720
Shares redeemed	(551,755)	(5,163,856)
Net increase (decrease)	471,655	$4,460,643
Class C Shares:
Shares sold	270,483	$2,535,724
Shares issued in reinvestment of distributions	10,482	97,069
Shares redeemed	(63,809)	(598,114)
Net increase (decrease)	217,156	$2,034,679
Class R Shares:
Shares sold	279	$2,614
Shares issued in reinvestment of distributions	23	217
Shares redeemed	(7)	(67)
Net increase (decrease)	295	$2,764
Class R6 Shares:
Shares sold	32,626	$307,026
Shares issued in reinvestment of distributions	913	8,401
Shares redeemed	(3,412)	(31,272)
Net increase (decrease)	30,127	$284,155
Advisor Class Shares:
Shares sold	288,724	$2,724,790
Shares issued in reinvestment of distributions	9,194	85,807
Shares redeemed	(160,561)	(1,513,029)
Net increase (decrease)	137,357	$1,297,568

	Year Ended December 31, 2016[a]		Year Ended August 31, 2016
	Shares	Amount	Shares	Amount
Class A Shares:
Shares sold	132,834	$1,169,018	276,298	$2,325,938
Shares issued in reinvestment of distributions	10,673	93,252	15,512	126,917
Shares redeemed	(95,376)	(831,250)	(424,076)	(3,493,160)
Net increase (decrease)	48,131	$431,020	(132,266)	$(1,040,305)
Class C Shares:
Shares sold	9,587	$84,368	22,499	$187,848
Shares issued in reinvestment of distributions	750	6,562	1,057	8,635
Shares redeemed	(1,560)	(13,636)	(36,622)	(302,929)
Net increase (decrease)	8,777	$77,294	(13,066)	$(106,446)

franklintempleton.com	Annual Report	29

TEMPLETON INCOME TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Emerging Markets Bond Fund (continued)

2. Shares of Beneficial Interest (continued)

	Year Ended December 31, 2016[a]		Year Ended August 31, 2016
	Shares	Amount	Shares	Amount
Class R Shares:
Shares sold	118	$1,039	62	$532
Shares issued in reinvestment of distributions	2	17	45	366
Shares redeemed	(4)	(35)	(2,176)	(17,952)
Net increase (decrease)	116	$1,021	(2,069)	$(17,054)
Advisor Class Shares:
Shares sold	3,446	$30,538	5,209	$44,271
Shares issued in reinvestment of distributions	714	6,246	2,032	16,654
Shares redeemed	(9,213)	(80,740)	(59,732)	(507,481)
Net increase (decrease)	(5,053)	$(43,956)	(52,491)	$(446,556)

aFor the period September 1, 2016 to December 31, 2016.

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers, and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.050%	Up to and including $1 billion
1.030%	Over $1 billion, up to and including $5 billion
1.010%	Over $5 billion, up to and including $10 billion
0.990%	Over $10 billion, up to and including $15 billion
0.970%	Over $15 billion, up to and including $20 billion
0.950%	In excess of $20 billion

For the year ended December 31, 2017, the gross effective investment management fee rate was 1.050% of the Fund’s average daily net assets.

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

30	Annual Report	franklintempleton.com

TEMPLETON INCOME TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Emerging Markets Bond Fund (continued)

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.25%
Class C	0.65%
Class R	0.50%

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$9,296
CDSC retained	$334

e. Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. Effective November 1, 2017, the fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. Prior to November 1, 2017, the fees were account based fees that varied based on fund or account type. In addition, each class reimburses Investor Services for out of pocket expenses incurred and, except for Class R6, reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended December 31, 2017, the Fund paid transfer agent fees of $30,195, of which $12,699 was retained by Investor Services.

franklintempleton.com	Annual Report	31

TEMPLETON INCOME TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Emerging Markets Bond Fund (continued)

3. Transactions with Affiliates (continued)

f. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. Prior to September 1, 2013, the waiver was accounted for as a reduction to management fees. During the year ended December 31, 2017, the Fund held investments in affiliated management investment companies as follows:

	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 0.89%	1,937,695	20,147,461	(15,503,532)	6,581,624	$6,581,624	$19,022	$ —	$ —

g. Waiver and Expense Reimbursements

Advisers and Investor Services have contractually agreed in advance to waive or limit their fees and to assume as their own expense certain expenses otherwise payable by the Fund so that the expenses (excluding distribution fees, and acquired fund fees and expenses) for Class A, Class C, Class R and Advisor Class of the Fund does not exceed 1.00%, and Class R6 does not exceed 0.93% based on the average net assets of each class (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations). Effective February 1, 2018, the expenses for each class of the Fund will be limited to 0.86% and Class R6 will be limited to 0.79% until April 30, 2018. Total expenses waived or paid are not subject to recapture subsequent to the Fund’s fiscal year end. Prior to May 1, 2017, expenses for Class R6 were limited to 0.89%.

h. Other Affiliated Transactions

At December 31, 2017, Advisers owned 30.7% of the Fund’s outstanding shares. Investment activities of this shareholder could have a material impact on the Fund.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2017, there were no credits earned.

5. Income Taxes

During the year ended December 31, 2017, the Fund utilized $172,538 of capital loss carryforwards.

The tax character of distributions paid during the years ended December 31, 2017, December 31, 2016 and August 31, 2016, was as follows:

	December 31,		August 31,
	2017	2016	2016
Distributions paid from ordinary income	$1,260,266	$267,574	$343,549

32	Annual Report	franklintempleton.com

TEMPLETON INCOME TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Emerging Markets Bond Fund (continued)

At December 31, 2017, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$23,277,401

Unrealized appreciation	$920,498
Unrealized depreciation	(1,685,503)
Net unrealized appreciation (depreciation)	$(765,005)
Distributable earnings - undistributed ordinary income	$126,847

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of foreign currency transactions.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2017, aggregated $9,729,509 and $9,888,185, respectively.

7. Credit Risk

At December 31, 2017, the Fund had 55.0% of its portfolio invested in high yield or other securities rated below investment grade and unrated securities, if any. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

8. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

9. Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act). Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At December 31, 2017, investments in restricted securities, excluding securities exempt from registration under the 1933 Act deemed to be liquid, were as follows:

Principal Amount*/ Shares/ Warrants	Issuer	Acquisition Date	Cost	Value
84	Edcon Holdings Ltd., F wts., 2/20/49	11/27/15	$1	$—
1,503,436	Edcon Holdings Ltd., F1 wts., 2/20/49	11/27/15	15,929	—
121,748	Edcon Holdings Ltd., F2 wts., 2/20/49	11/27/15	1,290	—
2,171,539	Holdco 2, A	5/16/13 - 2/01/17	14,538	1,755
619,903	Holdco 2, B	2/01/17	460	501
164,589	K2016470219 South Africa Ltd., senior secured note, 144A, PIK, 3.00%, 12/31/22	5/16/13 - 12/29/17	257,372	2,469

franklintempleton.com	Annual Report	33

TEMPLETON INCOME TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Emerging Markets Bond Fund (continued)

9. Restricted Securities (continued)

Principal Amount*/ Shares/ Warrants		Issuer	Acquisition Date	Cost	Value
38,934	EUR	K2016470219 South Africa Ltd., senior secured note, 144A, PIK, 8.00%, 12/31/22	2/01/17 - 12/29/17	22,235	234
82,385		K2016470260 South Africa Ltd., senior secured note, 144A, PIK, 25.00%, 12/31/22	2/01/17 - 12/29/17	76,162	63,436
583,800		Reventazon Finance Trust, secured bond, first lien, 144A, 8.00%, 11/15/33	12/18/13	583,800	645,391

		Total Restricted Securities (Value is 3.0% of Net Assets)		$971,787	$713,786

*In U.S. dollars unless otherwise indicated.

10. Other Derivative Information

At December 31, 2017, the Fund’s investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives
Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Variation margin on centrally cleared swap contracts	$28,453	[a]	Variation margin on centrally cleared swap contracts	$197,171	[a]
Foreign exchange contracts	Unrealized appreciation on OTC forward exchange contracts	151,529		Unrealized depreciation on OTC forward exchange contracts	288,061
Value recovery instruments	Investments in securities, at value	167,175	[b]

Totals		$347,157			$485,232

aThis amount reflects the cumulative appreciation (depreciation) of centrally cleared swap contracts as reported in the Statement of Investments. Only the variation margin receivable/payable at year end is separately reported within the Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

bVRI are included in investments, at value in the Statement of Assets and Liabilities.

For the year ended December 31, 2017, the effect of derivative contracts in the Fund’s Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Location	Net Realized Gain (Loss) for the Year	Statement of Operations Location	Net Change in Unrealized Appreciation (Depreciation) for the Year
	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:
Interest rate contracts	Swap contracts	$ (38,206)	Swap contracts	$ (1,637)
Foreign exchange contracts	Forward exchange contracts	230,527	Forward exchange contracts	(129,712)
Value recovery instruments	Investments	—	Investments	75,675 [a]

Totals		$ 192,321		$ (55,674)

aVRI are included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2017, the average month end notional amount of swap contracts represented $3,582,308. The average month end contract value and fair value of forward exchange contracts and VRI, was $15,929,477 and $130,498, respectively.

34	Annual Report	franklintempleton.com

TEMPLETON INCOME TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Emerging Markets Bond Fund (continued)

At December 31, 2017, the Fund’s OTC derivative assets and liabilities are as follows:

	Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
	Assets[a]	Liabilities[a]
Derivatives
Forward exchange contracts	$151,529	$288,061

aAbsent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

At December 31, 2017, the Fund’s OTC derivative assets, which may be offset against the Fund’s OTC derivative liabilities and collateral received from the counterparty, are as follows:

		Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Received	Cash Collateral Received[a]	Net Amount (Not less than zero)
Counterparty
BOFA	$ —	$ —	$ —	$ —	$ —
BZWS	7,162	(3,498)	—	—	3,664
CITI	58,893	(52,800)	—	(6,093)	—
DBAB	18,536	(18,536)	—	—	—
GSCO	—	—	—	—	—
HSBK	2,421	(2,421)	—	—	—
JPHQ	60,228	(57,084)	—	—	3,144
SCNY	4,289	—	—	—	4,289
UBSW	—	—	—	—	—

Total	$151,529	$(134,339)	$ —	$(6,093)	$11,097

At December 31, 2017, the Fund’s OTC derivative liabilities, which may be offset against the Fund’s OTC derivative assets and collateral pledged to the counterparty, are as follows:

		Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged	Cash Collateral Pledged	Net Amount (Not less than zero)
Counterparty
BOFA	$ 18,637	$ —	$ —	$ —	$ 18,637
BZWS	3,498	(3,498)	—	—	—
CITI	52,800	(52,800)	—	—	—
DBAB	49,881	(18,536)	—	—	31,345
GSCO	1,507	—	—	—	1,507
HSBK	94,401	(2,421)	—	—	91,980
JPHQ	57,084	(57,084)	—	—	—
SCNY	—	—	—	—	—
UBSW	10,253	—	—	—	10,253

Total	$288,061	$(134,339)	$ —	$ —	$153,722

aIn some instances, the collateral amounts disclosed in the table above were adjusted due to the requirement to limit the collateral amounts to avoid the effect of overcollateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

franklintempleton.com	Annual Report	35

TEMPLETON INCOME TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Emerging Markets Bond Fund (continued)

10. Other Derivative Information (continued)

See Note 1(c) regarding derivative financial instruments.

See Abbreviations on page 38.

11. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matured on February 9, 2018. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 9, 2018, the Borrowers renewed the Global Credit Facility for a one year term, maturing February 8, 2019, for a total of $2 billion.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended December 31, 2017, the Fund did not use the Global Credit Facility.

12. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

36	Annual Report	franklintempleton.com

TEMPLETON INCOME TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Emerging Markets Bond Fund (continued)

A summary of inputs used as of December 31, 2017, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total

Assets:
Investments in Securities:[a]
Equity Investments:[b]
South Africa	$—	$—	$2,256	[c]	$2,256
Foreign Government and Agency Securities	—	11,761,860	—		11,761,860
Quasi-Sovereign and Corporate Bonds:
Costa Rica	—	—	645,391		645,391
South Africa	—	65,905	234		66,139
Short Term Investments	6,581,624	3,741,327	—		10,322,951
Total Investments in Securities	$6,581,624	$15,569,092	$647,881		$22,798,597

Other Financial Instruments:
Forward Exchange Contracts	$—	$151,529	$—		$151,529
Swap Contracts	—	28,453	—		28,453
Total Other Financial Instruments	$—	$179,982	$—		$179,982

Liabilities:
Other Financial Instruments:
Forward Exchange Contracts	$—	$288,061	$—		$288,061
Swap Contracts	—	197,171	—		197,171
Total Other Financial Instruments	$—	$485,232	$—		$485,232

aFor detailed categories, see the accompanying Statement of Investments.

bIncludes common stocks as well as other equity investments.

cIncludes securities determined to have no value at December 31, 2017.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the beginning and/or end of the year. At December 31, 2017, the reconciliation of assets, is as follows:

	Balance at Beginning of Year		Purchases	Sales	Transfer Into Level 3[a]	Transfer Out of Level 3	Cost Basis Adjustments	Net Realized Gain (Loss)	Net Unrealized Appreciation (Depreciation)	Balance at End of Year		Net Change in Unrealized Appreciation (Depreciation) on Assets Held at Year End

Assets:
Investments in Securities:
Equity Investments:[b]
South Africa	$ —	[c]	$—	$ —	$2,073	$—	$—	$—	$ 183	$ 2,256	[c]	$ 183
Quasi-Sovereign and Corporate Bonds:
Costa Rica	603,041		—	(16,200)	—	—	—	—	58,550	645,391		58,632
South Africa	—		—	—	234	—	—	—	—	234		—
Total	$ 603,041		$—	$(16,200)	$2,307	$—	$—	$—	$ 58,733	$ 647,881		$ 58,815

aThe investments were transferred into Level 3 as a result of the unavailability of a quoted market price in an active market for identical securities and other significant observable valuation inputs. May include amounts related to a corporate action.

bIncludes common stocks as well as other equity investments.

cIncludes securities determined to have no value.

franklintempleton.com	Annual Report	37

TEMPLETON INCOME TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Emerging Markets Bond Fund (continued)

12. Fair Value Measurements (continued)

Significant unobservable valuation inputs for material Level 3 financial instruments and impact to fair value as a result of changes in unobservable valuation inputs as of December 31, 2017, are as follows:

Description	Fair Value at End of Year	Valuation Technique	Unobservable Input	Amount	Impact to Fair Value if Input Increases[a]
Assets:
Investments in Securities:
Quasi-Sovereign and Corporate Bonds Costa Rica	$645,391	Discounted cash flow model	Discount rate[b]	6.5%	Decrease	[c]
All other investments[d]	2,490

Total	$647,881

aRepresents the directional change in the fair value of the Level 3 financial instruments that would result from a significant and reasonable increase in the corresponding input. A significant and reasonable decrease in the input would have the opposite effect. Significant impacts, if any, to fair value and/or net assets have been indicated.

bThe discount rate is comprised of the risk-free rate, the 10-year Costa Rican CDS curve, and an incremental credit spread that combines with the first two components to arrive at an 8% yield on issue date for an 8% coupon bond issued at par.

cRepresents a significant impact to fair value and net assets.

dIncludes fair value of immaterial investments developed using various valuation techniques and unobservable inputs. May also include investments with values derived using prior transaction prices or third party pricing information without adjustment for which such inputs are also unobservable.

13. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

Abbreviations

Counterparty/Exchange		Currency		Selected Portfolio
BOFA	Bank of America Corp.	ARS	Argentine Peso	GDP	Gross Domestic Product
BZWS	Barclays Bank PLC	BRL	Brazilian Real	LIBOR	London InterBank Offered Rate
CITI	Citigroup, Inc.	COP	Colombian Peso	PIK	Payment-In-Kind
DBAB	Deutsche Bank AG	EGP	Egyptian Pound	VRI	Value Recovery Instruments
GSCO	The Goldman Sachs Group, Inc.	EUR	Euro
HSBK	HSBC Bank PLC	GHS	Ghanaian Cedi
JPHQ	JP Morgan Chase Bank & Co.	IDR	Indonesian Rupiah
SCNY	Standard Chartered Bank	MXN	Mexican Peso
UBSW	UBS AG	USD	United States Dollar
		ZAR	South African Rand

38	Annual Report	franklintempleton.com

TEMPLETON INCOME TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Templeton Income Trust and Shareholders of Templeton Emerging Markets Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Templeton Emerging Markets Bond Fund (the “Fund”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statements of changes in net assets for the year ended December 31, 2017, the period September 1, 2016 through December 31, 2016, and the year ended August 31, 2016, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year ended December 31, 2017, the changes in its net assets for the year ended December 31, 2017, the period September 1, 2016 through December 31, 2016, and the year ended August 31, 2016, and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 20, 2018

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

franklintempleton.com	Annual Report	39

TEMPLETON INCOME TRUST

Tax Information (unaudited)

Templeton Emerging Markets Bond Fund

Under Section 871(k)(2)(C) of the Internal Revenue Code (Code), the Fund hereby reports the maximum amount allowable but no less than $15,564 as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended December 31, 2017.

At December 31, 2016, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund hereby reports to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Code. This written statement will allow shareholders of record on March 14, 2017, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, foreign source income, and foreign source qualified dividends as reported by the Fund, to Class A, Class C, Class R, Class R6 and Advisor Class shareholders of record.

Class	Foreign Tax Paid Per Share	Foreign Source Income Per Share	Foreign Source Qualified Dividends Per Share

Class A	$0.0037	$0.2110	$ —
Class C	$0.0037	$0.2040	$ —
Class R	$0.0037	$0.2148	$ —
Class R6	$0.0037	$0.2156	$ —
Advisor Class	$0.0037	$0.2143	$ —

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.1

Foreign Source Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund.1

By mid-February 2018, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the calendar year 2017. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2017 individual income tax returns.

At December 31, 2017, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. The Fund elects to treat foreign taxes paid as allowed under Section 853 of the Code. This election will allow shareholders of record as of the first distribution in 2018, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

1Qualified dividends are taxed at reduced long term capital gains tax rates. In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.

40	Annual Report	franklintempleton.com

TEMPLETON INCOME TRUST

Special Meeting of Shareholders

MEETING OF SHAREHOLDERS: OCTOBER 30, 2017 AND RECONVENED ON DECEMBER 15, 2017 AND DECEMBER 29, 2017

(UNAUDITED)

A Special Meeting of Shareholders of Templeton Income Trust was held at the offices of Franklin Templeton Investments, One Franklin Parkway, San Mateo, California on October 30, 2017 and reconvened on December 15, 2017 and December 29, 2017. The purpose of the meeting was to elect Trustees of Templeton Income Trust and to vote on the following proposals: to approve the use of a “manager of managers” structure whereby the Fund’s investment manager would be able to hire and replace subadvisers without shareholder approval and to approve an amended fundamental investment restriction regarding investments in commodities for the Fund. At the meeting, (i) the following persons were elected by the shareholders to serve as Trustees of Templeton Income Trust: Harris J. Ashton, Ann Torre Bates, Mary C. Choksi, Edith E. Holiday, Gregory E. Johnson, Rupert H. Johnson, Jr., J. Michael Luttig, David W. Niemiec, Larry D. Thompson, Constantine D. Tseretopoulos, and Robert E. Wade and (ii) the proposals to use a “manager of managers” structure and to approve the amended fundamental investment restriction regarding investments in commodities were approved by shareholders. No other business was transacted at the meeting.

The results of the voting at the meeting are as follows:

Proposal 1.	To elect a Board of Trustees:

Name	For	Withheld
Harris J. Ashton	2,245,000,342	39,406,689

Ann Torre Bates	2,245,209,719	39,192,314

Mary C. Choksi	2,245,204,857	39,202,177

Edith E. Holiday	2,245,128,911	39,278,121

Gregory E. Johnson	2,245,232,924	39,174,108

Rupert H. Johnson, Jr.	2,244,966,307	39,440,725

J. Michael Luttig	2,244,827,334	39,579,698

David W. Niemiec	2,245,105,092	39,301,940

Larry D. Thompson	2,245,128,168	39,278,864

Constantine D. Tseretopoulos	2,245,128,841	39,278,190

Robert E. Wade	2,245,153,718	39,253,314

Total Trust Shares Outstanding*: 3,753,885,536

*As of the record date.

franklintempleton.com	Annual Report	41

TEMPLETON INCOME TRUST

SPECIAL MEETING OF SHAREHOLDERS

Proposal 2.	To approve the use of a “manager of managers” structure whereby the Fund’s investment manager would be able to hire and replace subadvisers without shareholder approval:

Shares
For	1,174,531

Against	11,596

Abstain	2,056

Broker Non-Votes	706,863

Total Fund Shares Voted	1,895,048

Total Fund Shares Outstanding*	1,998,418

Proposal 3.	To approve an amended fundamental investment restriction regarding investments in commodities:

Shares
For	1,178,645

Against	7,484

Abstain	2,056

Broker Non-Votes	706,863

Total Fund Shares Voted	1,895,048

Total Fund Shares Outstanding*	1,998,418

42	Annual Report	franklintempleton.com

TEMPLETON INCOME TRUST

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of US registered portfolios overseen in the Franklin Templeton Investments fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Harris J. Ashton (1932) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 1992	139	Bar-S Foods (meat packing company) (1981-2010).
Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Ann Torre Bates (1958) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2008	40

Ares Capital Corporation (specialty finance company) (2010-present), United Natural Foods, Inc. (distributor of natural, organic and specialty foods) (2013-present), Allied Capital Corporation (financial services) (2003-2010), SLM Corporation (Sallie Mae) (1997-2014) and Navient Corporation (loan management, servicing and asset recovery) (2014-2016).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

Mary C. Choksi (1950) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2016	139

Avis Budget Group Inc. (car rental) (2007-present), Omnicom Group Inc. (advertising and marketing communications services) (2011-present) and White Mountains Insurance Group, Ltd. (holding company) (2017-present).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Founder and Senior Advisor, Strategic Investment Group (investment management group) (2015-2017); Founding Partner and Senior Managing Director, Strategic Investment Group (1987-2015); Founding Partner and Managing Director, Emerging Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior Pension Investment Officer, World Bank Group (international financial institution) (1977-1987).

Edith E. Holiday (1952) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Lead Independent Trustee	Trustee since 2001 and Lead Independent Trustee since 2007	139

Hess Corporation (exploration of oil and gas) (1993-present), Canadian National Railway (railroad) (2001-present), White Mountains Insurance Group, Ltd. (holding company) (2004-present), Santander Consumer USA Holdings, Inc. (consumer finance) (2016-present), RTI International Metals, Inc. (manufacture and distribution of titanium) (1999-2015) and H.J. Heinz Company (processed foods and allied products) (1994-2013).

Principal Occupation During at Least the Past 5 Years:

Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison - United States Treasury Department (1988-1989).

franklintempleton.com	Annual Report	43

TEMPLETON INCOME TRUST

Independent Board Members (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
J. Michael Luttig (1954) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2009	139	Boeing Capital Corporation (aircraft financing) (2006-2013).
Principal Occupation During at Least the Past 5 Years:

Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company) (2006-present); and formerly, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

David W. Niemiec (1949) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2005	40	Hess Midstream Partners LO (oil and gas midstream infrastructure) (2017-present).
Principal Occupation During at Least the Past 5 Years:

Advisor, Saratoga Partners (private equity fund); and formerly, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial Officer, Dillon, Read & Co. Inc. (1982-1997).

Larry D. Thompson (1945) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2005	139

The Southern Company (energy company) (2014-present; previously 2010-2012), Graham Holdings Company (education and media organization) (2011-present) and Cbeyond, Inc. (business communications provider) (2010-2012).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; Counsel, Finch McCranie, LLP (law firm) (2015-present); Independent Compliance Monitor and Auditor, Volkswagen AG (manufacturer of automobiles and commercial vehicles) (2017-present); John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2015-present; previously 2011-2012); and formerly, Executive Vice President - Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (2012-2014); Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003)

Constantine D. Tseretopoulos (1954) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2003	26	None
Principal Occupation During at Least the Past 5 Years:

Physician, Chief of Staff, owner and operator of the Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and formerly, Cardiology Fellow, University of Maryland (1985-1987); and Internal Medicine Resident, Greater Baltimore Medical Center (1982-1985).

Robert E. Wade (1946) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2006	40	El Oro Ltd (investments) (2003-present).
Principal Occupation During at Least the Past 5 Years:
Attorney at law engaged in private practice as a sole practitioner (1972-2008) and member of various boards.

44	Annual Report	franklintempleton.com

TEMPLETON INCOME TRUST

Interested Board Members and Officers

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
**Gregory E. Johnson (1961) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	153	None
Principal Occupation During at Least the Past 5 Years:

Chairman of the Board, Member - Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 43 of the investment companies in Franklin Templeton Investments; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

**Rupert H. Johnson, Jr. (1940) One Franklin Parkway San Mateo, CA 94403-1906	Chairman of the Board, Trustee and Vice President	Chairman of the Board and Trustee since 2013 and Vice President since 1996	139	None
Principal Occupation During at Least the Past 5 Years:

Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2012	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:

Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.
Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and FASA, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Matthew T. Hinkle (1971) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since June 2017	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:

Senior Vice President, Franklin Templeton Services, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; formerly, Vice President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton Investments (2009-2017).

Robert G. Kubilis (1973) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Financial Officer and Chief Accounting Officer and Treasurer	Since June 2017	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of 17 of the investment companies in Franklin Templeton Investments.

franklintempleton.com	Annual Report	45

TEMPLETON INCOME TRUST

Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Robert Lim (1948) One Franklin Parkway San Mateo, CA 94403-1906	Vice President – AML Compliance	Since 2016	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:

Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton Investor Services, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Christopher J. Molumphy (1962) One Franklin Parkway San Mateo, CA 94403-1906	President and Chief Executive Officer – Investment Management	Since 2002	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:
Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 22 of the investment companies in Franklin Templeton Investments.
Kimberly H. Novotny (1972) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2013	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:

Associate General Counsel, Franklin Templeton Investments; Vice President and Corporate Secretary, Fiduciary Trust International of the South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Compliance Officer	Since 2013	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:

Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments (2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.
Navid J. Tofigh (1972) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2015	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.
Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:

General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

46	Annual Report	franklintempleton.com

TEMPLETON INCOME TRUST

Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Secretary and Vice President	Secretary since 2013 and Vice President since 2011	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.

Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the US Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated each of Ann Torre Bates and David W. Niemiec as an audit committee financial expert. The Board believes that Ms. Bates and Mr. Niemiec qualify as such an expert in view of their extensive business background and experience. Ms. Bates has served as a member of the Fund Audit Committee since 2008. She currently serves as a director of Ares Capital Corporation (2010-present) and United Natural Foods, Inc. (2013-present) and was formerly a director of Navient Corporation from 2014 to 2016, SLM Corporation from 1997 to 2014 and Allied Capital Corporation from 2003 to 2010, Executive Vice President and Chief Financial Officer of NHP Incorporated from 1995 to 1997 and Vice President and Treasurer of US Airways, Inc. until 1995. Mr. Niemiec has served as a member of the Fund Audit Committee since 2005, currently serves as an Advisor to Saratoga Partners and was formerly its Managing Director from 1998 to 2001 and serves as a director of Hess Midstream Partners LP (2017-present). Mr. Niemiec was formerly a director of Emeritus Corporation from 1999 to 2010 and OSI Pharmaceuticals, Inc. from 2006 to 2010, Managing Director of SBC Warburg Dillon Read from 1997 to 1998, and was Vice Chairman from 1991 to 1997 and Chief Financial Officer from 1982 to 1997 of Dillon, Read & Co. Inc. As a result of such background and experience, the Board believes that Ms. Bates and Mr. Niemiec have each acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Ms. Bates and Mr. Niemiec are independent Board members as that term is defined under the applicable US Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

franklintempleton.com	Annual Report	47

TEMPLETON INCOME TRUST

TEMPLETON EMERGING MARKETS BOND FUND

Shareholder Information

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the US Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the US Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

48	Annual Report	franklintempleton.com

Annual Report and Shareholder Letter

Templeton Emerging Markets Bond Fund

Investment Manager

Franklin Advisers, Inc.

Distributor

Franklin Templeton Distributors, Inc.

(800) DIAL BEN® / 342-5236

franklintempleton.com

Shareholder Services

(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2018 Franklin Templeton Investments. All rights reserved.	072 A 02/18

FRANKLIN TEMPLETON
INVESTMENTS

Annual Report
and Shareholder Letter
December 31, 2017

Templeton Global Bond Fund

A SERIES OF TEMPLETON INCOME TRUST

Sign up for electronic delivery at franklintempleton.com/edelivery

Franklin Templeton Investments

Gain From Our Perspective®

At Franklin Templeton Investments, we’re dedicated to one goal: delivering exceptional asset management for our clients. By bringing together multiple, world-class investment teams in a single firm, we’re able to offer specialized expertise across styles and asset classes, all supported by the strength and resources of one of the world’s largest asset managers. This has helped us to become a trusted partner to individual and institutional investors across the globe.

Dear Shareholder:

During the 12 months ended December 31, 2017, the global economy generally expanded amid improved commodity prices, generally upbeat economic data, encouraging corporate earnings and the European Central Bank’s (ECB’s) extension of its monetary easing time frame. The ECB kept its benchmark interest rate unchanged, while the US Federal Reserve (Fed) raised its target range for the federal funds rate 0.25% three times in 2017 to 1.25%–1.50% amid signs of a growing US economy. The Fed’s inflation outlook remained essentially the same. In this environment, global government bonds, as measured by the Citigroup World Government Bond Index, rose in both US dollar and local currency terms. The US dollar declined against most foreign currencies during the period.

We are committed to our long-term perspective and disciplined investment approach as we conduct a rigorous, fundamental analysis of securities with a regular emphasis on investment risk management.

Historically, patient investors have achieved rewarding results by evaluating their goals, diversifying their assets globally and maintaining a disciplined investment program, all hallmarks of the Templeton investment philosophy developed more than 60 years ago. We continue to recommend investors consult their financial advisors and review their portfolios to design a long-term strategy and portfolio allocation that meet their individual needs, goals and risk tolerance.

Templeton Global Bond Fund’s annual report includes more detail about prevailing conditions and a discussion about investment decisions during the period. Please remember all securities markets fluctuate, as do mutual fund share prices.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,

Christopher J. Molumphy, CFA

President and Chief Executive Officer –

Investment Management

Templeton Income Trust

This letter reflects our analysis and opinions as of December 31, 2017, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

CFA® is a trademark owned by CFA Institute.

Not FDIC Insured	| May Lose Value	| No Bank Guarantee

franklintempleton.com	Not part of the annual report	1

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

2	Annual Report	franklintempleton.com

Annual Report

Templeton Global Bond Fund

This annual report for Templeton Global Bond Fund covers the fiscal year ended December 31, 2017.

Your Fund’s Goal and Main Investments

The Fund seeks current income with capital appreciation and growth of income. Under normal market conditions, the Fund invests at least 80% of its net assets in bonds, predominantly those issued by governments, government-related entities and government agencies located around the world. Bonds include debt obligations of any maturity, such as bonds, notes, bills and debentures.

Performance Overview

For the 12 months under review, the Fund’s Class A shares delivered a +2.35% cumulative total return. In comparison, global government bonds, as measured by the Fund’s benchmark, the Citigroup World Government Bond Index (WGBI), had a cumulative total return of +7.49% in U.S. dollar terms for the same period.1 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 7.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

The year began with a rally in emerging markets (EMs), as fourth-quarter 2016 fears for potential trade shocks dissipated. Capital moved into several markets we considered undervalued at a pace not seen in a number of years. The strengthening trends in specific EMs largely continued throughout much of 2017, particularly in select areas of Latin America and Asia.

Duration exposures around the world generally performed well during the year, as rates in developed markets remained

Portfolio Composition*

Based on Total Net Assets as of 12/31/17

*Figures represent the net Fund exposure and include certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derivatives or other factors.

**Includes foreign treasury bills, U.S. government agency securities, money market funds and net other assets less liabilities.

relatively low or range-bound, while a number of EM local-currency markets saw declining yields and strengthening valuations.

The 10-year US Treasury note reached its highest yield of 2017 at 2.62% on March 13, two days before the US Federal Reserve (Fed) made its first rate hike of 2017. However, yields declined in the second and third quarters as policy setbacks from the Trump administration and subdued inflation figures appeared to dampen expectations for higher rates.

Those negative trends began to reverse in the fall months as Fed Chair Janet Yellen returned from Jackson Hole, Wyoming, with more hawkish-sounding comments on the need to normalize monetary policy. Additionally, a moderate pickup in inflation, exceptional strength in US labor markets, progress on tax reform and a new Fed chair nomination (Jay Powell) appeared to push rate expectations higher, in our opinion. The Fed also began unwinding its nearly $4.5 trillion balance sheet in October. Ultimately, the Fed raised rates 25 basis points three times in 2017, as it indicated it would.

On the currency front, the US dollar broadly weakened during much of the year, with notable weakness against the euro and Mexican peso during the summer months. Those trends moderately reversed in September and October, before

1. Source: Morningstar.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 16.

franklintempleton.com	Annual Report	3

TEMPLETON GLOBAL BOND FUND

Geographic Composition*

Based on Total Net Assets as of 12/31/17

*Figures represent the net Fund exposure and include certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derivatives or other factors.

**The Fund’s supranational investment was denominated in the Mexican peso.

resuming over the final two months of the year, leaving the US dollar broadly weaker in 2017.

In Europe, economic optimism surged in the summer months, driven by the cyclical upswing in eurozone growth as well as some political refortifying after Emmanuel Macron’s victory in the French election in May. The euro appreciated 13.85% against the US dollar during the year.2 However, growing populist/nationalist movements in a number of countries continued to test the political cohesion across the eurozone. Angela Merkel’s win in the German election in September came with new uncertainties around forming a coalition government.

In October, European Central Bank (ECB) President Mario Draghi announced a reduction in the ECB’s bond-buying program, as expected, to €30 billion per month, down from a €60 billion monthly pace, scheduled to begin in January 2018. Draghi also indicated that rates would not be hiked until quantitative easing (QE) ends, implying that rates would likely remain unchanged in the upcoming year.

In Japan, Prime Minister Shinzo Abe’s political mandate was reaffirmed after his political coalition maintained its supermajority in October elections. The Bank of Japan (BOJ) continued to deploy massive levels of QE throughout 2017; however, the yen appreciated 3.85% against the US dollar during the year.2

Investment Strategy

We invest selectively in bonds around the world based upon our assessment of changing market, political and economic conditions. While seeking opportunities, we monitor various factors including changes in interest rates, currency exchange rates and credit risks. For purposes of pursuing its investment goals, the Fund regularly enters into various currency-related transactions involving derivative instruments, principally currency and cross currency forwards, but it may also use currency and currency index futures contracts.

What is a currency forward contract?

A currency forward contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency in exchange for another currency at a specific exchange rate on a future date. Currency forward contracts are privately traded in the interbank market, not on a centralized exchange.

Manager’s Discussion

On the whole, we continued to position our strategies for rising rates by maintaining low portfolio duration and aiming at a negative correlation with US Treasury returns. We also continued to actively seek select duration exposures that we believe can offer positive real yields without taking undue interest-rate risk, favoring countries that we believe have solid underlying fundamentals and prudent fiscal, monetary and financial policies. When investing globally, investment opportunities may take time to materialize, which may require weathering periods of volatility as the longer term investing theses develop. During the period, we added to some of our strongest investment convictions as prices became cheaper during periods of heightened volatility. We also maintained exposures to a number of emerging-market currencies that we believe remained fundamentally undervalued. Overall, we were positioned for depreciation of the euro and Japanese yen, rising US Treasury yields, and currency appreciation in select emerging markets. During the period, we used forward currency exchange contracts to actively manage currencies. We also used interest-rate swaps to tactically manage duration exposures.

During the period, the Fund’s positive absolute performance was largely attributable to interest-rate strategies and sovereign credit exposures. Currency positions detracted from absolute results. The Fund maintained a defensive approach regarding interest rates in developed markets, while holding duration

2. Source: FactSet.

4	Annual Report	franklintempleton.com

TEMPLETON GLOBAL BOND FUND

What is duration?

Duration is a measure of a bond’s price sensitivity to interest-rate changes. In general, a portfolio of securities with a lower duration can be expected to be less sensitive to interest-rate changes than a portfolio with a higher duration.

What is an interest-rate swap?

An interest-rate swap is an agreement between two parties to exchange interest-rate payment obligations, generally one based on an interest rate fixed to maturity and the other based on an interest rate that changes in accordance with changes in a designated benchmark (for example, LIBOR, prime, commercial paper or other benchmarks).

Currency Composition*

12/31/17

% of Total Net Assets

Americas	164.3%

US Dollar	119.1%

Mexican Peso	22.7%

Brazilian Real	13.8%

Argentine Peso	4.3%

Colombian Peso	4.2%

Peruvian Neuvo Sol	0.2%

Middle East & Africa	3.5%

South African Rand	1.8%

Ghanaian Cedi	1.7%

Australia & New Zealand	-9.5%

Australian Dollar	-9.5%

Asia Pacific	-15.6%

Indian Rupee	13.0%

Indonesian Rupiah	11.0%

Philippine Peso	1.8%

South Korean Won	-5.3%

Japanese Yen	-36.1%

Europe	-42.7%

Euro	-42.7%

*Figures represent the net Fund exposure and include certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derivatives or other factors.

exposures in select emerging markets. Select duration exposures in Latin America (Brazil) and Asia ex-Japan (Indonesia) contributed to absolute performance, while negative duration exposure to US Treasuries detracted. Among currencies, the Fund’s net-negative positions in the euro, the Japanese yen and the Australian dollar detracted from absolute results. However, currency positions in Latin America (the Mexican peso and Brazilian real) and Asia ex-Japan (the Indian rupee) contributed to absolute performance.

On a relative basis, the Fund’s relative underperformance was largely due to currency positions. Interest-rate strategies and sovereign credit exposures contributed to relative results. Among currencies, the Fund’s underweighted positions in the euro, the Japanese yen and the Australian dollar detracted from relative performance. However, overweighted currency positions in Latin America (the Mexican peso and Brazilian real) and Asia ex-Japan (the Indian rupee) contributed to relative results. The Fund maintained a defensive approach regarding interest rates in developed markets, while holding duration exposures in select emerging markets. Select overweighted duration exposures in Latin America (Brazil) and Asia ex-Japan (Indonesia) contributed to relative performance, while underweighted duration exposure in the US detracted.

Thank you for your continued participation in Templeton Global Bond Fund. We look forward to serving your future investment needs.

Michael Hasenstab, Ph.D. Lead Portfolio Manager

Sonal Desai, Ph.D. Portfolio Manager

Portfolio Management Team

franklintempleton.com	Annual Report	5

TEMPLETON GLOBAL BOND FUND

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2017, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

6	Annual Report	franklintempleton.com

TEMPLETON GLOBAL BOND FUND

Performance Summary as of December 31, 2017

The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 12/31/171

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 4.25% and the minimum is 0%. Class A: 4.25% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]

A

1-Year	+2.35%	-1.98%

5-Year	+8.09%	+0.69%

10-Year	+73.95%	+5.23%

Advisor

1-Year	+2.62%	+2.62%

5-Year	+9.49%	+1.83%

10-Year	+78.36%	+5.96%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 9 for Performance Summary footnotes.

franklintempleton.com	Annual Report	7

TEMPLETON GLOBAL BOND FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

Class A (1/1/08–12/31/17)

Advisor Class (1/1/08–12/31/17)

See page 9 for Performance Summary footnotes.

8	Annual Report	franklintempleton.com

TEMPLETON GLOBAL BOND FUND

PERFORMANCE SUMMARY

Distributions (1/1/17–12/31/17)

Share Class	Net Investment Income

A	$0.3967

C	$0.3476

R	$0.3663

R6	$0.4479

Advisor	$0.4275

Total Annual Operating Expenses[6]

Share Class	With Waiver	Without Waiver

A	0.93%	0.99%

Advisor	0.68%	0.74%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Derivatives, including currency management strategies, involve costs and can create economic leverage in the portfolio that may result in significant volatility and cause the Fund to participate in losses on an amount that exceeds the Fund’s initial investment. The Fund may not achieve the anticipated benefits and may realize losses when a counterparty fails to perform as promised. The markets for particular securities or types of securities are or may become relatively illiquid. Reduced liquidity will have an adverse impact on the security’s value and on the Fund’s ability to sell such securities when necessary to meet the Fund’s liquidity needs or in response to a specific market event. Foreign securities involve special risks, including currency fluctuations (which may be significant over the short term) and economic and political uncertainties; investments in emerging markets involve heightened risks related to the same factors. Sovereign debt securities are subject to various risks in addition to those relating to debt securities and foreign securities generally, including, but not limited to, the risk that a government entity may be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations when due. Investments in lower rated bonds include higher risk of default and loss of principal. Bond prices generally move in the opposite direction of interest rates. As prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 4/30/18. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Source: Morningstar. The Citigroup WGBI is a market capitalization-weighted index consisting of investment-grade world government bond markets.

5. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index (CPI) is a commonly used measure of the inflation rate.

6. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

franklintempleton.com	Annual Report	9

TEMPLETON GLOBAL BOND FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share Class	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period 7/1/17–12/31/17[1,2]	Ending Account Value 12/31/17	Expenses Paid During Period 7/1/17–12/31/17[1,2]	Net Annualized Expense Ratio[2]

A	$1,000	$991.50	$4.47	$1,020.72	$4.53	0.89%
C	$1,000	$990.30	$6.47	$1,018.70	$6.56	1.29%
R	$1,000	$991.10	$5.72	$1,019.46	$5.80	1.14%
R6	$1,000	$994.40	$2.41	$1,022.79	$2.45	0.48%
Advisor	$1,000	$993.50	$3.22	$1,021.98	$3.26	0.64%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

10	Annual Report	franklintempleton.com

TEMPLETON INCOME TRUST

Financial Highlights

Templeton Global Bond Fund

	Year Ended December 31,			Year Ended August 31,

	2017	2016[a]	2016	2015	2014	2013

Class A

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.00	$11.32	$11.66	$13.41	$12.68	$13.12

Income from investment operations[b]:
Net investment income[c]	0.56	0.16	0.42	0.34	0.37	0.38
Net realized and unrealized gains (losses)	(0.27)	0.60	(0.44)	(1.24)	0.84	0.04

Total from investment operations	0.29	0.76	(0.02)	(0.90)	1.21	0.42

Less distributions from:
Net investment income and net foreign currency gains	(0.40)	—	(0.12)	(0.82)	(0.48)	(0.69)
Net realized gains	—	—	—	(0.03)	(—)[d]	(0.17)
Tax return of capital	—	(0.08)	(0.20)	—	—	—

Total distributions	(0.40)	(0.08)	(0.32)	(0.85)	(0.48)	(0.86)

Net asset value, end of year	$11.89	$12.00	$11.32	$11.66	$13.41	$12.68

Total return[e]	2.35%	6.75%	(0.15)%	(6.96)%	9.71%	3.09%

Ratios to average net assets[f]
Expenses before waiver and payments by affiliates and expense reduction	0.97%	0.96%	0.93%	0.90%	0.90%	0.86%
Expenses net of waiver and payments by affiliates	0.90%	0.91%	0.90%	0.88%	0.89%	0.86%
Expenses net of waiver and payments by affiliates and expense reduction	0.89%	0.90%	0.90% [g]	0.88%	0.89% [g]	0.86% [g]
Net investment income	4.60%	4.22%	3.66%	2.68%	2.83%	2.84%

Supplemental data
Net assets, end of year (000’s)	$9,656,645	$12,703,966	$13,759,572	$19,063,126	$23,897,947	$25,959,296
Portfolio turnover rate	42.12%	22.63%	49.70%	43.19%	35.18%	42.39%

aFor the period September 1, 2016 to December 31, 2016.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dAmount rounds to less than $0.01 per share.

eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	11

TEMPLETON INCOME TRUST

FINANCIAL HIGHLIGHTS

Templeton Global Bond Fund (continued)

	Year Ended December 31,			Year Ended August 31,
	2017	2016[a]	2016	2015	2014		2013

Class C

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.03	$11.35	$11.69	$13.44	$12.70		$13.14

Income from investment operations[b]:
Net investment income[c]	0.51	0.15	0.37	0.29	0.32		0.33
Net realized and unrealized gains (losses)	(0.27)	0.59	(0.44)	(1.24)	0.84		0.04

Total from investment operations	0.24	0.74	(0.07)	(0.95)	1.16		0.37

Less distributions from:
Net investment income and net foreign currency gains	(0.35)	—	(0.10)	(0.77)	(0.42)		(0.64)
Net realized gains	—	—	—	(0.03)	—	[d]	(0.17)
Tax return of capital	—	(0.06)	(0.17)	—	—		—

Total distributions	(0.35)	(0.06)	(0.27)	(0.80)	(0.42)		(0.81)

Net asset value, end of year	$11.92	$12.03	$11.35	$11.69	$13.44		$12.70

Total return[e]	1.94%	6.59%	(0.55)%	(7.32)%	9.33%		2.67%

Ratios to average net assets[f]
Expenses before waiver and payments by affiliates and expense reduction	1.37%	1.35%	1.33%	1.30%	1.30%		1.26%
Expenses net of waiver and payments by affiliates	1.30%	1.30%	1.30%	1.28%	1.29%		1.26%
Expenses net of waiver and payments by affiliates and expense reduction	1.29%	1.29%	1.30% [g]	1.28%	1.29%	[g]	1.26% [g]
Net investment income	4.20%	3.83%	3.26%	2.28%	2.43%		2.44%

Supplemental data
Net assets, end of year (000’s)	$3,232,023	$4,072,562	$4,430,727	$6,171,509	$8,216,911		$8,956,685
Portfolio turnover rate	42.12%	22.63%	49.70%	43.19%	35.18%		42.39%

aFor the period September 1, 2016 to December 31, 2016.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dAmount rounds to less than $0.01 per share.

eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

12	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON INCOME TRUST

FINANCIAL HIGHLIGHTS

Templeton Global Bond Fund (continued)

	Year Ended December 31,		Year Ended August 31,
	2017	2016[a]	2016	2015	2014		2013
Class R
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.00	$11.32	$11.66	$13.41	$12.67		$13.11
Income from investment operations[b]:
Net investment income[c]	0.53	0.15	0.39	0.31	0.34		0.34
Net realized and unrealized gains (losses)	(0.27)	0.60	(0.44)	(1.24)	0.84		0.05
Total from investment operations	0.26	0.75	(0.05)	(0.93)	1.18		0.39
Less distributions from:
Net investment income and net foreign currency gains	(0.37)	—	(0.11)	(0.79)	(0.44)		(0.66)
Net realized gains	—	—	—	(0.03)	—	[d]	(0.17)
Tax return of capital	—	(0.07)	(0.18)	—	—		—
Total distributions	(0.37)	(0.07)	(0.29)	(0.82)	(0.44)		(0.83)
Net asset value, end of year	$11.89	$12.00	$11.32	$11.66	$13.41		$12.67

Total return[e]	2.10%	6.66%	(0.40)%	(7.19)%	9.52%		2.83%

Ratios to average net assets[f]
Expenses before waiver and payments by affiliates and expense reduction	1.22%	1.21%	1.18%	1.15%	1.15%		1.11%
Expenses net of waiver and payments by affiliates	1.15%	1.16%	1.15%	1.13%	1.14%		1.11%
Expenses net of waiver and payments by affiliates and expense reduction	1.14%	1.15%	1.15% [g]	1.13%	1.14%	[g]	1.11% [g]
Net investment income	4.35%	3.97%	3.41%	2.43%	2.58%		2.59%

Supplemental data
Net assets, end of year (000’s)	$274,295	$306,907	$319,155	$358,318	$367,660		$297,364
Portfolio turnover rate	42.12%	22.63%	49.70%	43.19%	35.18%		42.39%

aFor the period September 1, 2016 to December 31, 2016.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dAmount rounds to less than $0.01 per share.

eTotal return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	13

TEMPLETON INCOME TRUST

FINANCIAL HIGHLIGHTS

Templeton Global Bond Fund (continued)

	Year Ended December 31,		Year Ended August 31,
	2017	2016[a]	2016	2015	2014		2013[b]
Class R6
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.96	$11.28	$11.62	$13.36	$12.64		$13.60
Income from investment operations[c]:
Net investment income[d]	0.61	0.18	0.47	0.38	0.42		0.13
Net realized and unrealized gains (losses)	(0.27)	0.60	(0.44)	(1.22)	0.83		(0.91)
Total from investment operations	0.34	0.78	0.03	(0.84)	1.25		(0.78)

Less distributions from:
Net investment income and net foreign currency gains	(0.45)	—	(0.14)	(0.87)	(0.53)		(0.18)
Net realized gains	—	—	—	(0.03)	—	[e]	—
Tax return of capital	—	(0.10)	(0.23)	—	—		—

Total distributions	(0.45)	(0.10)	(0.37)	(0.90)	(0.53)		(0.18)

Net asset value, end of year	$11.85	$11.96	$11.28	$11.62	$13.36		$12.64

Total return[f]	2.79%	6.92%	0.25%	(6.55)%	10.07%		(5.81)%

Ratios to average net assets[g]
Expenses before waiver and payments by affiliates and expense reduction	0.55%	0.55%	0.53%	0.52%	0.52%		0.51%
Expenses net of waiver and payments by affiliates	0.48%	0.50%	0.50%	0.50%	0.51%		0.51%
Expenses net of waiver and payments by affiliates and expense reduction	0.47%	0.49%	0.50% [h]	0.50%	0.51%	[h]	0.51% [h]
Net investment income	5.02%	4.63%	4.06%	3.06%	3.21%		3.19%

Supplemental data
Net assets, end of year (000’s)	$3,870,342	$2,924,394	$3,096,051	$2,805,620	$1,934,358		$123,814
Portfolio turnover rate	42.12%	22.63%	49.70%	43.19%	35.18%		42.39%

aFor the period September 1, 2016 to December 31, 2016.

bFor the period May 1, 2013 (effective date) to August 31, 2013.

cThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating fair value of the investments of the Fund.

dBased on average daily shares outstanding.

eAmount rounds to less than $0.01 per share.

fTotal return is not annualized for periods less than one year.

gRatios are annualized for periods less than one year.

hBenefit of expense reduction rounds to less than 0.01%.

14	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON INCOME TRUST

FINANCIAL HIGHLIGHTS

Templeton Global Bond Fund (continued)

	Year Ended December 31,		Year Ended August 31,
	2017	2016[a]	2016	2015	2014		2013
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.96	$11.28	$11.62	$13.36	$12.63		$13.08
Income from investment operations[b]:
Net investment income[c]	0.59	0.17	0.44	0.37	0.40		0.41
Net realized and unrealized gains (losses)	(0.27)	0.60	(0.43)	(1.22)	0.84		0.04
Total from investment operations	0.32	0.77	0.01	(0.85)	1.24		0.45
Less distributions from:
Net investment income and net foreign currency gains	(0.43)	—	(0.13)	(0.86)	(0.51)		(0.73)
Net realized gains	—	—	—	(0.03)	—	[d]	(0.17)
Tax return of capital	—	(0.09)	(0.22)	—	—		—
Total distributions	(0.43)	(0.09)	(0.35)	(0.89)	(0.51)		(0.90)
Net asset value, end of year	$11.85	$11.96	$11.28	$11.62	$13.36		$12.63

Total return[e]	2.62%	6.86%	0.10%	(6.67)%	10.02%		3.28%

Ratios to average net assets[f]
Expenses before waiver and payments by affiliates and expense reduction	0.72%	0.71%	0.68%	0.65%	0.65%		0.61%
Expenses net of waiver and payments by affiliates	0.65%	0.66%	0.65%	0.63%	0.64%		0.61%
Expenses net of waiver and payments by affiliates and expense reduction	0.64%	0.65%	0.65% [g]	0.63%	0.64%	[g]	0.61% [g]
Net investment income	4.85%	4.47%	3.91%	2.93%	3.08%		3.09%

Supplemental data
Net assets, end of year (000’s)	$20,808,794	$20,838,200	$22,169,948	$32,534,368	$38,724,654		$32,926,705
Portfolio turnover rate	42.12%	22.63%	49.70%	43.19%	35.18%		42.39%

aFor the period September 1, 2016 to December 31, 2016.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dAmount rounds to less than $0.01 per share.

eTotal return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	15

TEMPLETON INCOME TRUST

Statement of Investments, December 31, 2017

Templeton Global Bond Fund

	Principal Amount*			Value
Foreign Government and Agency Securities 59.7%
Argentina 4.0%
Argentine Bonos del Tesoro,
21.20%, 9/19/18	487,238,000		ARS	$25,412,075
18.20%, 10/03/21	10,583,367,000		ARS	583,897,454
16.00%, 10/17/23	4,232,311,000		ARS	226,450,523
senior note, 15.50%, 10/17/26	11,470,275,000		ARS	624,293,648
[a] Government of Argentina, FRN, 24.225%, (ARS Badlar + 2.00%), 4/03/22	700,128,000		ARS	37,543,327

				1,497,597,027
Brazil 12.5%
Letra Tesouro Nacional,
Strip, 1/01/20	2,324,580	[b]	BRL	601,005,599
Strip, 7/01/20	3,280,612	[b]	BRL	806,217,245
Strip, 7/01/21	984,960	[b]	BRL	217,823,512
Nota Do Tesouro Nacional,
10.00%, 1/01/21	4,149,150	[b]	BRL	1,289,396,165
10.00%, 1/01/23	4,646,561	[b]	BRL	1,419,601,011
10.00%, 1/01/25	1,337,796	[b]	BRL	402,933,598

				4,736,977,130

Colombia 4.2%
Government of Colombia,
senior bond, 7.75%, 4/14/21	45,050,000,000		COP	15,971,221
senior bond, 4.375%, 3/21/23	6,831,000,000		COP	2,174,886
senior bond, 9.85%, 6/28/27	10,884,000,000		COP	4,573,633
Titulos de Tesoreria,
B, 5.00%, 11/21/18	52,609,000,000		COP	17,687,872
B, 7.75%, 9/18/30	1,657,779,800,000		COP	606,665,678
B, 7.00%, 6/30/32	16,014,000,000		COP	5,448,562
senior bond, B, 11.25%, 10/24/18	96,940,000,000		COP	34,194,082
senior bond, B, 11.00%, 7/24/20	88,998,000,000		COP	33,874,793
senior bond, B, 7.00%, 5/04/22	131,527,000,000		COP	46,383,838
senior bond, B, 10.00%, 7/24/24	518,579,000,000		COP	209,527,852
senior bond, B, 7.50%, 8/26/26	1,072,334,700,000		COP	383,829,552
senior bond, B, 6.00%, 4/28/28	622,808,100,000		COP	200,704,519
senior note, B, 7.00%, 9/11/19	75,939,000,000		COP	26,340,513
				1,587,377,001
Ghana 1.7%
Government of Ghana,
24.75%, 3/01/21	1,000,000		GHS	263,634
24.50%, 6/21/21	990,000		GHS	262,932
24.75%, 7/19/21	990,000		GHS	265,043
18.75%, 1/24/22	337,130,000		GHS	78,862,276
19.75%, 3/25/24	337,130,000		GHS	82,712,134
19.00%, 11/02/26	1,011,340,000		GHS	246,870,059
senior bond, 19.75%, 3/15/32	1,011,340,000		GHS	245,560,934
senior note, 21.50%, 3/09/20	6,530,000		GHS	1,562,638
				656,359,650

16	Annual Report	franklintempleton.com

TEMPLETON INCOME TRUST

STATEMENT OF INVESTMENTS

Templeton Global Bond Fund (continued)

	Principal Amount*			Value
Foreign Government and Agency Securities (continued)
India 7.4%
Government of India,
senior bond, 7.80%, 5/03/20	14,439,400,000		INR	$230,906,000
senior bond, 8.20%, 2/15/22	7,698,000,000		INR	124,712,665
senior bond, 8.35%, 5/14/22	4,260,400,000		INR	69,453,062
senior bond, 8.08%, 8/02/22	14,089,000,000		INR	227,672,855
senior bond, 9.15%, 11/14/24	9,798,000,000		INR	166,906,720
senior note, 7.28%, 6/03/19	561,300,000		INR	8,850,454
senior note, 8.12%, 12/10/20	1,759,000,000		INR	28,503,846
senior note, 7.80%, 4/11/21	14,845,400,000		INR	238,086,823
senior note, 8.79%, 11/08/21	7,315,000,000		INR	121,175,312
senior note, 8.15%, 6/11/22	19,499,000,000		INR	315,704,204
senior note, 6.84%, 12/19/22	2,217,000,000		INR	34,296,198
senior note, 7.16%, 5/20/23	4,378,700,000		INR	68,519,727
senior note, 8.83%, 11/25/23	52,330,900,000		INR	875,952,377
senior note, 7.68%, 12/15/23	18,416,000,000		INR	294,556,478
				2,805,296,721
Indonesia 10.7%
Government of Indonesia,
senior bond, FR31, 11.00%, 11/15/20	1,090,303,000,000		IDR	91,772,657
senior bond, FR32, 15.00%, 7/15/18	1,150,000,000		IDR	89,826
senior bond, FR34, 12.80%, 6/15/21	1,603,246,000,000		IDR	143,958,344
senior bond, FR35, 12.90%, 6/15/22	1,172,669,000,000		IDR	109,596,003
senior bond, FR36, 11.50%, 9/15/19	437,062,000,000		IDR	35,322,521
senior bond, FR37, 12.00%, 9/15/26	66,550,000,000		IDR	6,685,660
senior bond, FR39, 11.75%, 8/15/23	641,965,000,000		IDR	59,867,024
senior bond, FR40, 11.00%, 9/15/25	710,760,000,000		IDR	66,989,841
senior bond, FR42, 10.25%, 7/15/27	931,607,000,000		IDR	86,483,034
senior bond, FR43, 10.25%, 7/15/22	377,390,000,000		IDR	32,537,471
senior bond, FR44, 10.00%, 9/15/24	248,790,000,000		IDR	21,923,126
senior bond, FR46, 9.50%, 7/15/23	6,667,220,000,000		IDR	568,562,520
senior bond, FR47, 10.00%, 2/15/28	1,889,105,000,000		IDR	173,733,619
senior bond, FR48, 9.00%, 9/15/18	483,192,000,000		IDR	36,771,395
senior bond, FR52, 10.50%, 8/15/30	996,594,000,000		IDR	95,399,060
senior bond, FR53, 8.25%, 7/15/21	5,990,194,000,000		IDR	474,462,900
senior bond, FR56, 8.375%, 9/15/26	6,518,855,000,000		IDR	543,898,711
senior bond, FR63, 5.625%, 5/15/23	670,707,000,000		IDR	48,811,239
senior bond, FR64, 6.125%, 5/15/28	102,713,000,000		IDR	7,341,966
senior bond, FR68, 8.375%, 3/15/34	2,917,910,000,000		IDR	240,605,315
senior bond, FR70, 8.375%, 3/15/24	10,037,615,000,000		IDR	822,503,252
senior bond, FR71, 9.00%, 3/15/29	2,481,901,000,000		IDR	216,726,048
senior bond, FR73, 8.75%, 5/15/31	1,231,387,000,000		IDR	105,803,480
senior note, FR66, 5.25%, 5/15/18	169,888,000,000		IDR	12,544,547
senior note, FR69, 7.875%, 4/15/19	824,326,000,000		IDR	62,762,368

				4,065,151,927
Mexico 12.1%
Government of Mexico,
senior bond, M, 8.00%, 6/11/20	529,790,200	[c]	MXN	2,719,396,594
senior bond, M, 6.50%, 6/10/21	281,607,150	[c]	MXN	1,385,750,653
senior note, M, 4.75%, 6/14/18	16,900,100	[c]	MXN	84,934,552
senior note, M, 5.00%, 12/11/19	39,169,600	[c]	MXN	189,976,295

franklintempleton.com	Annual Report	17

TEMPLETON INCOME TRUST

STATEMENT OF INVESTMENTS

Templeton Global Bond Fund (continued)

	Principal Amount*			Value

Foreign Government and Agency Securities (continued)
Mexico (continued)
Government of Mexico, (continued)
senior note, M 10, 8.50%, 12/13/18	20,871,900	[c]	MXN	$106,953,825
[d] Mexican Udibonos,
Index Linked, 4.00%, 6/13/19	8,104,104	[e]	MXN	41,562,050
Index Linked, 2.50%, 12/10/20	6,488,601	[e]	MXN	32,144,850

				4,560,718,819

Peru 0.2%
Government of Peru, senior bond, 7.84%, 8/12/20	184,399,000		PEN	63,509,351

Philippines 1.8%
Government of the Philippines,
senior note, 5.875%, 1/31/18	55,240,000		PHP	1,106,242
senior note, 3.375%, 8/20/20	8,357,030,000		PHP	164,011,432
senior note, 5-72, 2.125%, 5/23/18	5,932,727,000		PHP	118,287,233
senior note, 7-51, 5.00%, 8/18/18	1,392,270,000		PHP	28,100,549
senior note, 7-56, 3.875%, 11/22/19	17,672,820,000		PHP	352,774,109

				664,279,565

South Africa 1.8%
Government of South Africa,
8.00%, 1/31/30	1,787,394,000		ZAR	132,235,865
7.00%, 2/28/31	1,254,519,000		ZAR	84,610,474
8.25%, 3/31/32	2,267,773,000		ZAR	167,796,579
8.875%, 2/28/35	1,014,834,000		ZAR	77,475,379
8.50%, 1/31/37	530,738,000		ZAR	38,672,056
R186, 10.50%, 12/21/26	1,307,251,000		ZAR	118,088,855
senior bond, 6.25%, 3/31/36	1,104,168,000		ZAR	64,480,541

				683,359,749

South Korea 2.0%
Korea Monetary Stabilization Bond, senior note, 1.72%, 12/02/18	68,750,000,000		KRW	64,353,286
Korea Treasury Bond, senior note, 1.75%, 12/10/18	759,465,000,000		KRW	710,880,581

				775,233,867
[f]Supranational 0.3%
Inter-American Development Bank, senior bond, 7.50%, 12/05/24	2,473,000,000		MXN	121,620,662

Ukraine 1.0%
[g,h,i]Government of Ukraine, 144A, VRI, GDP Linked Security, 5/31/40	650,958,000			362,746,345

Total Foreign Government and Agency Securities (Cost $21,856,901,875)				22,580,227,814

Quasi-Sovereign and Corporate Bonds 1.3%
India 1.3%
Food Corp. of India, secured note, 6, 9.95%, 3/07/22	22,550,000,000		INR	379,770,045
Mahanagar Telephone Nigam Ltd.,
8.24%, 11/19/24	3,350,000,000		INR	54,127,216
8.29%, 11/28/24	3,050,000,000		INR	49,199,405

Total Quasi-Sovereign and Corporate Bonds (Cost $484,734,420)				483,096,666

Total Investments before Short Term Investments (Cost $22,341,636,295)				23,063,324,480

18	Annual Report	franklintempleton.com

TEMPLETON INCOME TRUST

STATEMENT OF INVESTMENTS

Templeton Global Bond Fund (continued)

	Principal Amount*			Value
Short Term Investments 31.3%
Foreign Government and Agency Securities 6.1%
Argentina 0.3%
Argentine Bonos del Tesoro, 22.75%, 3/05/18	28,901,000		ARS	$1,544,737
Letras del Banco Central de la Republica Argentina, Strip, 2/21/18 - 7/18/18	2,692,751,000		ARS	129,442,063

				130,986,800

Mexico 3.0%
[j] Mexico Treasury Bill, 3/01/18 - 12/06/18	2,333,909,530	[k]	MXN	1,136,208,801

South Korea 2.8%
Korea Monetary Stabilization Bond,
[j]senior note, 1/16/18	295,980,000,000		KRW	277,144,602
senior note, 1.33%, 10/02/18	344,170,000,000		KRW	321,314,772
senior note, 1.61%, 10/08/18	473,590,000,000		KRW	443,021,992
				1,041,481,366
Total Foreign Government and Agency Securities (Cost $2,316,624,144)				2,308,676,967

U.S. Government and Agency Securities 8.8%
United States 8.8%
[j]FHLB,
1/03/18	386,500,000			386,486,086
1/02/18 - 1/04/18	609,200,000			609,176,215
1/05/18	455,279,000			455,230,285
[j]U.S. Treasury Bill,
1/11/18	734,612,000			734,396,663
1/18/18	1,132,384,000			1,131,763,080

Total U.S. Government and Agency Securities (Cost $3,316,825,270)				3,317,052,329

Total Investments before Money Market Funds (Cost $27,975,085,709)				28,689,053,776

	Shares

Money Market Funds (Cost $6,224,341,342) 16.4%
United States 16.4%
[l,m] Institutional Fiduciary Trust Money Market Portfolio, 0.89%	6,224,341,342			6,224,341,342

Total Investments (Cost $34,199,427,051) 92.3%				34,913,395,118
Other Assets, less Liabilities 7.7%				2,928,704,261

Net Assets 100.0%				$37,842,099,379

franklintempleton.com	Annual Report	19

TEMPLETON INCOME TRUST

STATEMENT OF INVESTMENTS

Templeton Global Bond Fund (continued)

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aThe coupon rate shown represents the rate at period end.

bPrincipal amount is stated in 1,000 Brazilian Real Units.

cPrincipal amount is stated in 100 Mexican Peso Units.

dPrincipal amount of security is adjusted for inflation. See Note 1(f).

ePrincipal amount is stated in 100 Unidad de Inversion Units.

fA supranational organization is an entity formed by two or more central governments through international treaties.

gSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustees.

hNon-income producing.

iThe principal represents the notional amount. See Note 1(c) regarding value recovery instruments.

jThe security was issued on a discount basis with no stated coupon rate.

kPrincipal amount is stated in 10 Mexican Peso Units.

lSee Note 3(f) regarding investments in affiliated management investment companies.

mThe rate shown is the annualized seven-day yield at period end.

At December 31, 2017, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts

				Contract		Settlement	Unrealized	Unrealized
Currency	Counterparty[a]	Type	Quantity	Amount*		Date	Appreciation	Depreciation
OTC Forward Exchange Contracts
Euro	MSCO	Sell	8,856,901	10,476,031		1/05/18	$—	$(155,170)
Euro	BOFA	Sell	131,886,000	155,874,745		1/08/18	—	(2,461,886)
Euro	JPHQ	Sell	65,175,000	77,069,763		1/08/18	—	(1,176,524)
Euro	SCNY	Sell	226,537,356	267,711,653		1/08/18	—	(4,259,303)
Euro	UBSW	Sell	154,764,200	182,965,333		1/08/18	—	(2,837,876)
Euro	BZWS	Sell	202,258,000	239,193,345		1/10/18	—	(3,659,500)
Euro	GSCO	Sell	104,415,800	123,111,449		1/10/18	—	(2,261,461)
Euro	SCNY	Sell	49,935,936	58,824,533		1/10/18	—	(1,133,956)
South Korean Won	HSBK	Sell	453,178,699,668	401,273,918		1/10/18	—	(23,390,677)
Euro	JPHQ	Sell	11,512,010	13,610,937		1/11/18	—	(212,500)
Euro	UBSW	Sell	23,478,000	27,753,696		1/11/18	—	(438,310)
Japanese Yen	BZWS	Sell	35,594,850,000	315,410,381		1/11/18	—	(675,113)
Japanese Yen	GSCO	Sell	6,380,360,000	56,509,871		1/11/18	—	(148,304)
Japanese Yen	JPHQ	Sell	39,126,500,000	346,930,723		1/11/18	—	(516,143)
Euro	BOFA	Sell	177,095,041	208,617,958		1/16/18	—	(4,102,021)
Euro	SCNY	Sell	140,680,000	165,571,919		1/16/18	—	(3,407,667)
Indian Rupee	JPHQ	Buy	41,308,437,210	527,967,449	EUR	1/16/18	12,006,511	—
Japanese Yen	BZWS	Sell	19,705,372,000	174,026,530		1/16/18	—	(1,002,920)
Japanese Yen	CITI	Sell	3,332,090,000	29,421,389		1/16/18	—	(175,306)
Japanese Yen	HSBK	Sell	12,607,090,000	111,261,936		1/16/18	—	(718,290)
Japanese Yen	JPHQ	Sell	14,336,430,000	127,453,060		1/16/18	112,280	—
Mexican Peso	CITI	Buy	1,801,116,000	72,486,611	EUR	1/16/18	4,194,990	—
South Korean Won	CITI	Sell	801,396,000,000	700,888,578		1/16/18	—	(50,164,345)
Euro	GSCO	Sell	139,195,260	164,882,354		1/17/18	—	(2,324,369)
Euro	JPHQ	Sell	261,527,058	312,141,435		1/17/18	—	(2,014,967)
Mexican Peso	DBAB	Buy	3,204,884,515	152,631,719	EUR	1/17/18	—	(20,987,753)
Mexican Peso	MSCO	Buy	2,242,821,020	89,747,304	EUR	1/17/18	5,813,324	—
Euro	GSCO	Sell	156,473,908	185,693,846		1/18/18	—	(2,280,518)
Euro	JPHQ	Sell	37,310,600	44,285,257		1/18/18	—	(536,505)
Euro	MSCO	Sell	257,248,501	303,494,064		1/18/18	—	(5,542,272)
Mexican Peso	MSCO	Buy	3,071,960,000	146,969,668	EUR	1/18/18	—	(20,963,296)

20	Annual Report	franklintempleton.com

TEMPLETON INCOME TRUST

STATEMENT OF INVESTMENTS

Templeton Global Bond Fund (continued)

Forward Exchange Contracts (continued)

				Contract		Settlement	Unrealized	Unrealized
Currency	Counterparty[a]	Type	Quantity	Amount*		Date	Appreciation	Depreciation

OTC Forward Exchange Contracts (continued)
Mexican Peso	CITI	Buy	2,099,231,755	100,119,092	EUR	1/19/18	$ —	$(13,978,698)
Euro	DBAB	Sell	43,205,539	50,964,390		1/22/18	—	(952,153)
Euro	JPHQ	Sell	70,643,943	83,442,507		1/22/18	—	(1,444,511)
Euro	UBSW	Sell	245,086,718	290,018,466		1/22/18	—	(4,482,088)
Japanese Yen	JPHQ	Sell	19,676,275,000	176,895,605		1/22/18	2,071,901	—
Japanese Yen	SCNY	Sell	10,082,050,000	90,931,680		1/22/18	1,352,665	—
Japanese Yen	HSBK	Sell	10,034,848,500	89,320,526		1/23/18	156,416	—
Euro	DBAB	Sell	68,506,971	81,208,848		1/24/18	—	(1,120,739)
Japanese Yen	BZWS	Sell	9,218,756,500	81,767,884		1/24/18	—	(149,002)
Japanese Yen	DBAB	Sell	25,032,090,000	225,335,680		1/24/18	2,903,201	—
Japanese Yen	CITI	Sell	14,729,205,625	133,244,128		1/25/18	2,355,400	—
Euro	GSCO	Sell	53,052,700	62,903,525		1/29/18	—	(873,188)
Japanese Yen	DBAB	Sell	13,902,366,365	125,454,504		1/29/18	1,889,096	—
Japanese Yen	JPHQ	Sell	7,902,175,000	71,492,516		1/29/18	1,257,316	—
Euro	GSCO	Sell	253,578,896	298,926,410		1/30/18	—	(5,927,333)
Indian Rupee	HSBK	Buy	22,984,769,550	295,311,832	EUR	1/30/18	4,121,102	—
Euro	BOFA	Sell	201,853,922	235,422,229		1/31/18	—	(7,260,797)
Euro	BZWS	Sell	484,773,199	580,649,218		1/31/18	—	(2,179,322)
Euro	SCNY	Sell	221,525,985	264,335,882		1/31/18	—	(1,998,286)
Japanese Yen	BZWS	Sell	13,069,570,000	118,362,344		1/31/18	2,188,326	—
Japanese Yen	HSBK	Sell	17,605,035,074	159,105,604		1/31/18	2,616,320	—
Euro	GSCO	Sell	226,514,974	264,863,959		2/02/18	—	(7,498,156)
Euro	JPHQ	Sell	236,418,000	276,660,599		2/02/18	—	(7,608,937)
Euro	BOFA	Sell	119,224,000	139,535,001		2/05/18	—	(3,843,766)
Euro	DBAB	Sell	129,470,000	151,492,847		2/05/18	—	(4,207,758)
Euro	BOFA	Sell	196,533,000	230,470,318		2/06/18	—	(5,893,190)
Japanese Yen	MSCO	Sell	1,969,700,000	17,870,947		2/06/18	357,711	—
Japanese Yen	SCNY	Sell	12,949,800,000	117,329,202		2/06/18	2,188,366	—
Mexican Peso	CITI	Buy	758,072,000	34,320,769	EUR	2/06/18	—	(3,015,900)
Euro	JPHQ	Sell	117,193,824	137,449,487		2/07/18	—	(3,503,233)
Japanese Yen	BZWS	Sell	6,464,800,000	56,993,138		2/08/18	—	(492,712)
Japanese Yen	CITI	Sell	12,481,439,000	113,224,709		2/09/18	2,233,063	—
Euro	JPHQ	Sell	11,511,995	13,636,591		2/12/18	—	(213,043)
Japanese Yen	CITI	Sell	8,636,095,000	78,672,664		2/13/18	1,861,889	—
Euro	CITI	Sell	8,800,000	10,309,112		2/14/18	—	(278,987)
Japanese Yen	CITI	Sell	14,536,527,431	128,760,341		2/14/18	—	(535,687)
Japanese Yen	CITI	Sell	18,884,140,000	169,565,986		2/14/18	1,599,854	—
Australian Dollar	JPHQ	Sell	448,656,000	342,604,938		2/15/18	—	(7,417,623)
Euro	GSCO	Sell	171,944,000	201,750,492		2/15/18	—	(5,142,680)
Japanese Yen	CITI	Sell	18,720,380,000	172,689,267		2/15/18	6,172,125	—
Euro	BOFA	Sell	189,563,331	224,053,431		2/16/18	—	(4,052,864)
Japanese Yen	GSCO	Sell	26,707,620,290	246,314,365		2/16/18	8,740,173	—
Japanese Yen	HSBK	Sell	10,857,850,000	97,554,807		2/16/18	970,202	—
Euro	GSCO	Sell	296,007,389	351,046,387		2/20/18	—	(5,224,820)
Euro	JPHQ	Sell	70,643,943	83,584,501		2/20/18	—	(1,441,765)
Euro	SCNY	Sell	106,299,000	126,207,208		2/20/18	—	(1,733,088)
Euro	UBSW	Sell	239,525,000	284,531,747		2/20/18	—	(3,757,884)
Japanese Yen	DBAB	Sell	9,637,940,000	87,933,397		2/20/18	2,184,723	—
South Korean Won	CITI	Sell	997,861,500,000	893,104,163		2/20/18	—	(42,509,407)

franklintempleton.com	Annual Report	21

TEMPLETON INCOME TRUST

STATEMENT OF INVESTMENTS

Templeton Global Bond Fund (continued)

Forward Exchange Contracts (continued)

				Contract		Settlement	Unrealized	Unrealized
Currency	Counterparty[a]	Type	Quantity	Amount*		Date	Appreciation	Depreciation

OTC Forward Exchange Contracts (continued)
Euro	BOFA	Sell	79,015,000	93,389,014		2/22/18	$ —	$(1,722,993)
Euro	JPHQ	Sell	204,801,000	242,052,254		2/22/18	—	(4,470,989)
Euro	UBSW	Sell	58,343,508	69,060,627		2/22/18	—	(1,168,673)
Japanese Yen	HSBK	Sell	19,192,069,750	176,397,700		2/22/18	5,630,454	—
Japanese Yen	JPHQ	Sell	4,331,618,000	39,988,350		2/22/18	1,446,468	—
Indian Rupee	CITI	Buy	3,154,839,000	40,810,284	EUR	2/26/18	22,416	—
Japanese Yen	DBAB	Sell	4,271,575,000	39,431,136		2/26/18	1,416,578	—
Euro	MSCO	Sell	158,886,676	187,339,307		2/27/18	—	(3,968,354)
Japanese Yen	HSBK	Sell	15,261,456,000	138,050,258		2/27/18	2,225,898	—
Euro	BOFA	Sell	449,846,411	538,196,246		2/28/18	—	(3,477,651)
Euro	DBAB	Sell	277,024,466	330,905,725		2/28/18	—	(2,667,954)
Euro	GSCO	Sell	253,578,895	304,104,490		2/28/18	—	(1,237,655)
Euro	SCNY	Sell	225,919,559	270,019,056		2/28/18	—	(2,017,631)
Indian Rupee	DBAB	Buy	37,183,634,938	480,908,268	EUR	2/28/18	183,100	—
Japanese Yen	BZWS	Sell	38,433,900,000	356,272,691		2/28/18	14,195,990	—
Japanese Yen	DBAB	Sell	8,644,374,000	79,909,537		2/28/18	2,971,237	—
Japanese Yen	JPHQ	Sell	25,884,537,000	237,916,107		2/28/18	7,533,632	—
Euro	BOFA	Sell	143,335,694	170,493,508		3/01/18	—	(2,112,841)
Japanese Yen	HSBK	Sell	14,893,097,250	136,371,186		3/01/18	3,808,466	—
Brazilian Real	CITI	Buy	370,250,000	95,778,255	EUR	3/02/18	—	(4,329,325)
Japanese Yen	BOFA	Sell	42,387,239,840	385,447,170		3/02/18	8,136,695	—
Euro	GSCO	Sell	329,449,973	393,525,541		3/05/18	—	(3,306,715)
Japanese Yen	JPHQ	Sell	12,728,600,000	114,108,213		3/05/18	783,036	—
South Korean Won	HSBK	Sell	331,089,764,000	306,479,463		3/05/18	—	(3,994,809)
Euro	UBSW	Sell	15,764,200	18,764,443		3/06/18	—	(225,262)
Japanese Yen	HSBK	Sell	9,813,450,000	87,440,524		3/06/18	63,986	—
Euro	BOFA	Sell	196,533,000	233,667,910		3/07/18	—	(3,093,285)
Euro	GSCO	Sell	127,740,000	152,007,406		3/07/18	—	(1,879,601)
Australian Dollar	CITI	Sell	367,728,700	276,128,730		3/09/18	—	(10,732,746)
Japanese Yen	MSCO	Sell	6,405,061,130	57,255,781		3/09/18	215,920	—
Euro	JPHQ	Sell	11,511,995	13,658,867		3/12/18	—	(214,106)
Australian Dollar	CITI	Sell	580,635,912	431,212,163		3/13/18	—	(21,729,127)
Australian Dollar	JPHQ	Sell	870,630,184	644,266,336		3/13/18	—	(34,893,100)
Japanese Yen	DBAB	Sell	12,553,300,000	116,307,490		3/13/18	4,486,707	—
Euro	UBSW	Sell	96,724,000	114,263,930		3/14/18	—	(2,312,507)
Euro	JPHQ	Sell	70,643,943	83,572,138		3/15/18	—	(1,576,999)
Australian Dollar	JPHQ	Sell	615,570,000	458,815,099		3/16/18	—	(21,371,964)
Euro	BOFA	Sell	189,563,331	224,082,814		3/16/18	—	(4,418,365)
Euro	GSCO	Sell	139,195,260	165,177,448		3/19/18	—	(2,643,030)
Euro	MSCO	Sell	257,248,501	304,559,073		3/19/18	—	(5,592,050)
Japanese Yen	BZWS	Sell	36,791,550,000	335,639,101		3/19/18	7,787,796	—
Japanese Yen	CITI	Sell	8,267,822,900	75,110,814		3/20/18	1,431,195	—
South Korean Won	CITI	Sell	534,152,500,000	472,513,158		3/20/18	—	(28,438,754)
Japanese Yen	DBAB	Sell	6,258,238,000	56,648,967		3/22/18	870,954	—
Japanese Yen	CITI	Sell	25,386,870,000	229,646,713		3/23/18	3,366,019	—
Japanese Yen	BZWS	Sell	17,003,283,330	153,990,140		3/26/18	2,406,168	—
Japanese Yen	JPHQ	Sell	8,250,436,116	75,659,798		3/26/18	2,107,304	—
Japanese Yen	MSCO	Sell	12,384,230,000	112,115,064		3/26/18	1,709,871	—
South Korean Won	HSBK	Sell	222,309,300,332	197,082,713		3/27/18	—	(11,420,218)

22	Annual Report	franklintempleton.com

TEMPLETON INCOME TRUST

STATEMENT OF INVESTMENTS

Templeton Global Bond Fund (continued)

Forward Exchange Contracts (continued)

				Contract		Settlement	Unrealized	Unrealized
Currency	Counterparty[a]	Type	Quantity	Amount*		Date	Appreciation	Depreciation
OTC Forward Exchange Contracts (continued)
Japanese Yen	JPHQ	Sell	2,117,676,000	18,899,216		3/30/18	$15,448	$—
Mexican Peso	CITI	Buy	3,422,907,160	153,415,126	EUR	4/03/18	—	(14,008,325)
Japanese Yen	JPHQ	Sell	39,126,500,000	350,402,780		4/06/18	1,354,578	—
Japanese Yen	SCNY	Sell	3,331,470,000	29,865,262		4/10/18	137,910	—
Japanese Yen	BZWS	Sell	35,663,421,500	319,628,004		4/11/18	1,376,984	—
Japanese Yen	HSBK	Sell	38,917,825,000	348,413,832		4/11/18	1,121,368	—
Japanese Yen	CITI	Sell	6,890,100,000	63,435,990		4/13/18	1,943,045	—
Japanese Yen	DBAB	Sell	19,434,250,000	179,003,675		4/13/18	5,556,372	—
Japanese Yen	BOFA	Sell	2,679,000,000	24,673,734		4/18/18	756,831	—
Mexican Peso	DBAB	Buy	3,204,884,515	137,022,361	EUR	4/18/18	—	(5,723,487)
Australian Dollar	JPHQ	Sell	388,000,000	303,705,875		4/19/18	1,061,754	—
Australian Dollar	BOFA	Sell	626,000,000	489,532,000		4/20/18	1,245,929	—
Mexican Peso	CITI	Buy	2,307,343,100	105,827,953	EUR	4/24/18	—	(12,968,881)
Indian Rupee	DBAB	Buy	900,181,000	13,583,537		4/27/18	353,742	—
Japanese Yen	GSCO	Sell	15,371,620,000	136,221,299		4/27/18	—	(1,084,971)
Mexican Peso	CITI	Buy	2,084,698,000	89,019,538	EUR	4/27/18	—	(3,822,626)
Australian Dollar	JPHQ	Sell	248,603,352	189,998,841		4/30/18	—	(3,911,892)
Mexican Peso	CITI	Buy	3,716,745,430	166,393,895	EUR	5/02/18	—	(16,336,332)
Brazilian Real	JPHQ	Buy	821,500,000	209,941,222	EUR	5/03/18	—	(9,234,628)
Japanese Yen	BOFA	Sell	6,474,170,000	58,797,294		5/08/18	928,221	—
Japanese Yen	CITI	Sell	9,190,446,650	81,232,541		5/09/18	—	(920,864)
Japanese Yen	CITI	Sell	14,536,527,285	129,422,377		5/14/18	—	(559,342)
Japanese Yen	JPHQ	Sell	9,028,069,000	80,471,245		5/14/18	—	(255,321)
Australian Dollar	JPHQ	Sell	448,656,000	342,438,935		5/15/18	—	(7,506,754)
Indonesian Rupiah	JPHQ	Buy	1,393,097,000,000	101,022,262		5/15/18	814,795	—
Japanese Yen	GSCO	Sell	16,608,958,000	147,887,577		5/15/18	—	(634,336)
Japanese Yen	HSBK	Sell	6,367,072,000	56,925,096		5/15/18	—	(11,029)
Japanese Yen	SCNY	Sell	12,414,879,000	110,867,922		5/15/18	—	(149,373)
Japanese Yen	CITI	Sell	12,414,890,000	110,491,096		5/16/18	—	(533,081)
Japanese Yen	SCNY	Sell	9,153,053,700	81,430,689		5/16/18	—	(423,460)
South Korean Won	HSBK	Sell	724,847,500,000	648,488,034		5/17/18	—	(31,840,292)
Japanese Yen	BOFA	Sell	42,218,712,250	378,949,037		5/18/18	1,348,372	—
Japanese Yen	CITI	Sell	35,256,487,300	316,268,337		5/18/18	937,235	—
Japanese Yen	BOFA	Sell	42,084,293,750	383,325,003		5/21/18	6,857,540	—
Japanese Yen	CITI	Sell	35,256,486,200	315,147,410		5/21/18	—	(241,509)
Japanese Yen	HSBK	Sell	42,232,203,900	385,506,197		5/21/18	7,715,596	—
Japanese Yen	BOFA	Sell	42,198,117,500	386,712,954		5/22/18	9,204,198	—
Japanese Yen	CITI	Sell	4,322,430,000	38,880,633		5/22/18	211,724	—
Japanese Yen	JPHQ	Sell	9,694,306,000	88,842,816		5/22/18	2,116,545	—
Brazilian Real	CITI	Buy	370,166,000	93,724,775	EUR	5/24/18	—	(3,523,189)
Japanese Yen	SCNY	Sell	11,809,161,000	106,208,188		5/24/18	549,285	—
Japanese Yen	BOFA	Sell	12,841,448,000	117,595,678		5/25/18	2,693,673	—
Japanese Yen	HSBK	Sell	2,816,138,000	25,343,215		5/29/18	138,965	—
Japanese Yen	CITI	Sell	28,538,800,000	256,951,210		6/08/18	1,374,526	—
Japanese Yen	HSBK	Sell	21,369,300,000	191,622,839		6/11/18	216,836	—
Mexican Peso	HSBK	Buy	4,253,323,520	182,742,149	EUR	6/11/18	—	(11,515,563)
Japanese Yen	CITI	Sell	12,207,090,000	108,721,043		6/12/18	—	(625,231)
Japanese Yen	CITI	Sell	4,208,470,000	37,515,333		6/13/18	—	(184,781)
Japanese Yen	HSBK	Sell	37,908,340,000	337,894,108		6/13/18	—	(1,694,563)

franklintempleton.com	Annual Report	23

TEMPLETON INCOME TRUST

STATEMENT OF INVESTMENTS

Templeton Global Bond Fund (continued)

Forward Exchange Contracts (continued)

				Contract		Settlement	Unrealized	Unrealized
Currency	Counterparty[a]	Type	Quantity	Amount*		Date	Appreciation	Depreciation

OTC Forward Exchange Contracts (continued)
Japanese Yen	HSBK	Sell	24,745,070,000	230,508,337		6/18/18	$8,770,372	$—
Japanese Yen	MSCO	Sell	3,400,000,000	30,394,593		6/18/18	—	(72,448)
Japanese Yen	DBAB	Sell	24,707,170,000	227,808,236		6/19/18	6,396,330	—
Japanese Yen	CITI	Sell	19,533,646,000	178,830,413		6/20/18	3,770,030	—
Japanese Yen	DBAB	Sell	24,749,910,000	225,696,790		6/22/18	3,861,119	—
Mexican Peso	CITI	Buy	2,168,516,800	100,572,580	EUR	6/28/18	—	(15,311,105)
Japanese Yen	BZWS	Sell	11,637,164,000	105,640,182		6/29/18	1,289,568	—
Mexican Peso	CITI	Buy	3,440,414,400	155,986,436	EUR	7/13/18	—	(20,632,014)
Mexican Peso	JPHQ	Buy	4,117,023,741	189,807,692	EUR	7/18/18	—	(28,782,079)
Japanese Yen	CITI	Sell	14,536,527,284	130,168,142		8/14/18	—	(576,349)
Mexican Peso	CITI	Buy	2,245,017,240	94,960,309	EUR	9/07/18	—	(6,776,957)
Japanese Yen	HSBK	Sell	21,369,300,000	192,774,986		9/11/18	219,746	—
Mexican Peso	CITI	Buy	2,307,350,000	95,449,286	EUR	10/19/18	—	(5,580,928)
Mexican Peso	CITI	Buy	3,783,708,400	156,496,430	EUR	11/13/18	—	(10,329,472)
Mexican Peso	CITI	Buy	3,867,049,000	160,828,370	EUR	12/06/18	—	(12,775,656)
Mexican Peso	CITI	Buy	2,160,405,048	89,793,142	EUR	12/07/18	—	(7,094,975)

Total Forward Exchange Contracts							$216,485,481	$(726,943,086)

Net unrealized appreciation (depreciation)								$(510,457,605)

*In U.S. dollars unless otherwise indicated.

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

At December 31, 2017, the Fund had the following interest rate swap contracts outstanding. See Note 1(c).

Interest Rate Swap Contracts

					Unamortized
					Upfront	Unrealized
	Payment	Maturity	Notional		Payments	Appreciation
Description	Frequency	Date	Amount	Value	(Receipts)	(Depreciation)

Centrally Cleared Swap Contracts
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 1.973%	Semi-Annual	1/27/25	$1,535,390,000	$24,427,113	$ —	$ 24,427,113
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 1.937%	Semi-Annual	1/29/25	383,800,000	7,076,727	—	7,076,727
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 1.942%	Semi-Annual	1/30/25	325,000,000	5,884,150	—	5,884,150
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 1.817%	Semi-Annual	2/03/25	514,670,000	13,897,702	—	13,897,702
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 1.978%	Semi-Annual	3/27/25	39,700,000	697,326	—	697,326
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 1.985%	Semi-Annual	3/27/25	39,700,000	675,235	—	675,235
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 2.45%	Semi-Annual	7/22/25	893,410,000	(15,333,764)	38,286	(15,372,050)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 2.439%	Semi-Annual	7/23/25	101,430,000	(1,654,740)	—	(1,654,740)

24	Annual Report	franklintempleton.com

TEMPLETON INCOME TRUST

STATEMENT OF INVESTMENTS

Templeton Global Bond Fund (continued)

Interest Rate Swap Contracts (continued)

					Unamortized
					Upfront	Unrealized
	Payment	Maturity	Notional		Payments	Appreciation
Description	Frequency	Date	Amount	Value	(Receipts)	(Depreciation)

Centrally Cleared Swap Contracts (continued)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 2.40%	Semi-Annual	7/24/25	$798,605,000	$(10,776,111)	$ —	$(10,776,111)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 2.89%	Semi-Annual	7/22/45	385,470,000	(31,678,242)	(27,960)	(31,650,282)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 2.861%	Semi-Annual	7/24/45	54,025,000	(4,111,260)	—	(4,111,260)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 2.574%	Semi-Annual	8/24/45	1,057,400,000	(15,294,584)	—	(15,294,584)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 2.613%	Semi-Annual	1/26/47	406,800,000	(10,012,494)	—	(10,012,494)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 2.678%	Semi-Annual	1/27/47	700,300,000	(27,225,576)	—	(27,225,576)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 2.537%	Semi-Annual	4/13/47	404,700,000	(842,058)	—	(842,058)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 2.587%	Semi-Annual	7/27/47	980,700,000	(18,987,420)	—	(18,987,420)
Total Interest Rate Swap Contracts				$(83,257,996)	$ 10,326	$(83,268,322)

See Note 9 regarding other derivative information.

See Abbreviations on page 42.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	25

TEMPLETON INCOME TRUST

Financial Statements

Statement of Assets and Liabilities

December 31, 2017

Templeton Global Bond Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$27,975,085,709
Cost - Controlled affiliates (Note 3f)	6,224,341,342
Value - Unaffiliated issuers	$28,689,053,776
Value - Controlled affiliates (Note 3f)	6,224,341,342
Restricted cash for OTC derivative contracts (Note 1d)	32,272,000
Foreign currency, at value (cost $18,262,526)	18,429,671
Receivables:
Investment securities sold	1,961,073,999
Capital shares sold	75,955,664
Interest	472,225,865
Deposits with brokers for:
OTC derivative contracts	440,843,000
Centrally cleared swap contracts	736,113,726
Unrealized appreciation on OTC forward exchange contracts	216,485,481
Other assets	4,742
Total assets	38,866,799,266
Liabilities:
Payables:
Capital shares redeemed	124,697,946
Management fees	13,351,581
Distribution fees	8,006,831
Transfer agent fees	12,058,676
Variation margin on centrally cleared swap contracts	16,516,280
Deposits from brokers for:
OTC derivative contracts	32,272,000
Unrealized depreciation on OTC forward exchange contracts	726,943,086
Deferred tax	75,851,483
Accrued expenses and other liabilities	15,002,004
Total liabilities	1,024,699,887
Net assets, at value	$37,842,099,379
Net assets consist of:
Paid-in capital	$38,692,860,482
Distributions in excess of net investment income	(640,112,837)
Net unrealized appreciation (depreciation)	45,359,645
Accumulated net realized gain (loss)	(256,007,911)
Net assets, at value	$37,842,099,379

26	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON INCOME TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)

December 31, 2017

Templeton Global Bond Fund

Class A:
Net assets, at value	$9,656,645,381
Shares outstanding	811,892,076
Net asset value per share[a]	$11.89
Maximum offering price per share (net asset value per share ÷ 95.75%)	$12.42
Class C:
Net assets, at value	$3,232,022,720
Shares outstanding	271,051,642
Net asset value and maximum offering price per share[a]	$11.92
Class R:
Net assets, at value	$274,294,623
Shares outstanding	23,062,069
Net asset value and maximum offering price per share	$11.89
Class R6:
Net assets, at value	$3,870,342,358
Shares outstanding	326,686,749
Net asset value and maximum offering price per share	$11.85
Advisor Class:
Net assets, at value	$20,808,794,297
Shares outstanding	1,756,434,584
Net asset value and maximum offering price per share	$11.85

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	27

TEMPLETON INCOME TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the year ended December 31, 2017

Templeton Global Bond Fund

Investment income:
Dividends:
Controlled affiliates (Note 3f)	$39,799,073
Interest: (net of foreign taxes)~
Unaffiliated issuers	2,140,242,851
Total investment income	2,180,041,924

Expenses:
Management fees (Note 3a)	189,877,444
Distribution fees: (Note 3c)
Class A	28,174,373
Class C	23,957,672
Class R	1,441,618
Transfer agent fees: (Note 3e)
Class A	19,884,857
Class C	6,507,875
Class R	509,678
Class R6	352,261
Advisor Class	37,397,124
Custodian fees (Note 4)	16,495,955
Reports to shareholders	3,185,855
Registration and filing fees	644,838
Professional fees	425,148
Trustees’ fees and expenses	428,227
Other	3,648,310
Total expenses	332,931,235
Expense reductions (Note 4)	(5,357,212)
Expenses waived/paid by affiliates (Note 3f)	(26,641,482)
Net expenses	300,932,541
Net investment income	1,879,109,383
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	(549,815,835)
Foreign currency transactions	10,494,875
Forward exchange contracts	168,744,378
Swap contracts	(33,201,972)
Net realized gain (loss)	(403,778,554)
Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	2,154,312,707
Translation of other assets and liabilities denominated in foreign currencies	4,826,531
Forward exchange contracts	(2,444,051,395)
Swap contracts	(123,424,074)
Change in deferred taxes on unrealized appreciation	(23,972,542)
Net change in unrealized appreciation (depreciation)	(432,308,773)
Net realized and unrealized gain (loss)	(836,087,327)
Net increase (decrease) in net assets resulting from operations	$1,043,022,056

~Foreign taxes withheld on interest	$76,660,131

28	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON INCOME TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

Templeton Global Bond Fund

	Year Ended December 31,		Year Ended
	2017	2016[a]	August 31, 2016
Increase (decrease) in net assets:
Operations:
Net investment income	$1,879,109,383	$607,700,059	$1,959,765,892
Net realized gain (loss)	(403,778,554)	(1,481,248,665)	(3,769,519,379)
Net change in unrealized appreciation (depreciation)	(432,308,773)	3,584,892,214	1,676,016,615
Net increase (decrease) in net assets resulting from operations	1,043,022,056	2,711,343,608	(133,736,872)
Distributions to shareholders from:
Net investment income:
Class A	(358,835,238)	—	(188,140,461)
Class C	(102,989,502)	—	(52,668,223)
Class R	(8,612,023)	—	(3,379,795)
Class R6	(124,003,530)	—	(34,175,805)
Advisor Class	(745,682,753)	—	(342,705,079)
Tax return of capital:
Class A	—	(90,964,353)	(279,411,411)
Class C	—	(23,676,493)	(74,920,547)
Class R	—	(1,887,360)	(5,419,090)
Class R6	—	(24,589,798)	(64,420,742)
Advisor Class	—	(167,189,205)	(489,428,472)
Total distributions to shareholders	(1,340,123,046)	(308,307,209)	(1,534,669,625)
Capital share transactions: (Note 2)
Class A	(3,008,113,394)	(1,800,675,169)	(4,777,735,450)
Class C	(824,919,786)	(599,501,673)	(1,575,647,174)
Class R	(30,557,210)	(30,118,923)	(29,039,808)
Class R6	995,948,171	(338,749,161)	383,408,401
Advisor Class	160,813,008	(2,563,414,404)	(9,490,067,830)
Total capital share transactions	(2,706,829,211)	(5,332,459,330)	(15,489,081,861)
Net increase (decrease) in net assets	(3,003,930,201)	(2,929,422,931)	(17,157,488,358)
Net assets:
Beginning of year	40,846,029,580	43,775,452,511	60,932,940,869
End of year	$37,842,099,379	$40,846,029,580	$43,775,452,511
Distributions in excess of net investment income included in net assets:
End of year	$(640,112,837)	$(2,309,146,058)	$(4,340,946,219)

aFor the period September 1, 2016 to December 31, 2016.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	29

TEMPLETON INCOME TRUST

Notes to Financial Statements

Templeton Global Bond Fund

1. Organization and Significant Accounting Policies

Templeton Income Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of four separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Templeton Global Bond Fund (Fund) is included in this report. The Fund offers five classes of shares: Class A, Class C, Class R, Class R6, and Advisor Class. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

Subsequent to August 31, 2016, the Fund’s fiscal year end changed to December 31.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Debt securities generally trade in the over-the-counter (OTC) market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.

Investments in open-end mutual funds are valued at the closing NAV.

Certain derivative financial instruments are centrally cleared or trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

30	Annual Report	franklintempleton.com

TEMPLETON INCOME TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Global Bond Fund (continued)

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and

Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty the next business day, or within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested

franklintempleton.com	Annual Report	31

TEMPLETON INCOME TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Global Bond Fund (continued)

1. Organization and Significant Accounting Policies (continued)

c. Derivative Financial Instruments (continued)

according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund entered into interest rate swap contracts primarily to manage interest rate risk. An interest rate swap is an agreement between the Fund and a counterparty to exchange cash flows based on the difference between two interest rates, applied to a notional amount. These agreements may be privately negotiated in the over-the-counter market (OTC interest rate swaps) or may be executed on a registered exchange (centrally cleared interest rate swaps). For centrally cleared interest rate swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized.

The Fund invests in value recovery instruments (VRI) primarily to gain exposure to economic growth. Periodic payments from VRI are dependent on established benchmarks for underlying variables. VRI has a notional amount, which is used to calculate amounts of payments to holders. Payments are recorded upon receipt as realized gains in the Statement of Operations. The risks of investing in VRI include growth risk, liquidity, and the potential loss of investment.

See Note 9 regarding other derivative information.

d. Restricted Cash

At December 31, 2017, the Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund’s custodian and is reflected in the Statement of Assets and Liabilities.

e. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of December 31, 2017, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

32	Annual Report	franklintempleton.com

TEMPLETON INCOME TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Global Bond Fund (continued)

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as interest income in the Statement of Operations.

g. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At December 31, 2017, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31, 2017
	Shares	Amount
Class A Shares:
Shares sold	146,518,069	$1,787,700,263
Shares issued in reinvestment of distributions	28,019,970	341,757,014
Shares redeemed	(421,200,374)	(5,137,570,671)
Net increase (decrease)	(246,662,335)	$(3,008,113,394)
Class C Shares:
Shares sold	17,916,474	$219,492,412
Shares issued in reinvestment of distributions	7,372,907	90,142,103
Shares redeemed	(92,767,902)	(1,134,554,301)
Net increase (decrease)	(67,478,521)	$(824,919,786)
Class R Shares:
Shares sold	5,638,593	$68,799,340
Shares issued in reinvestment of distributions	656,338	8,001,874
Shares redeemed	(8,807,014)	(107,358,424)
Net increase (decrease)	(2,512,083)	$(30,557,210)

franklintempleton.com	Annual Report	33

TEMPLETON INCOME TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Global Bond Fund (continued)

2. Shares of Beneficial Interest (continued)

	Year Ended December 31, 2017

	Shares	Amount

Class R6 Shares:
Shares sold	119,288,930	$1,447,841,850
Shares issued in reinvestment of distributions	9,598,144	116,477,262
Shares redeemed	(46,812,240)	(568,370,941)
Net increase (decrease)	82,074,834	$995,948,171
Advisor Class Shares:
Shares sold	546,970,493	$6,652,312,487
Shares issued in reinvestment of distributions	51,607,467	626,705,089
Shares redeemed	(585,134,767)	(7,118,204,568)
Net increase (decrease)	13,443,193	$160,813,008

	Year Ended December 31, 2016[a]		Year Ended August 31, 2016

	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	59,160,379	$685,606,181	229,370,553	$2,628,193,417
Shares issued in reinvestment of distributions	7,538,313	86,601,196	38,954,864	444,049,952
Shares redeemed	(223,522,679)	(2,572,882,546)	(687,425,634)	(7,849,978,819)
Net increase (decrease)	(156,823,987)	$(1,800,675,169)	(419,100,217)	$(4,777,735,450)
Class C Shares:
Shares sold	4,416,013	$51,267,360	26,508,612	$304,875,491
Shares issued in reinvestment of distributions	1,745,890	20,108,432	9,380,713	107,209,762
Shares redeemed	(58,069,458)	(670,877,465)	(173,376,368)	(1,987,732,427)
Net increase (decrease)	(51,907,555)	$(599,501,673)	(137,487,043)	$(1,575,647,174)
Class R Shares:
Shares sold	1,583,871	$18,211,161	6,416,344	$73,229,854
Shares issued in reinvestment of distributions	153,044	1,759,107	728,904	8,306,631
Shares redeemed	(4,355,263)	(50,089,191)	(9,677,096)	(110,576,293)
Net increase (decrease)	(2,618,348)	$(30,118,923)	(2,531,848)	$(29,039,808)
Class R6 Shares:
Shares sold	26,715,199	$305,034,598	109,246,751	$1,246,561,815
Shares issued in reinvestment of distributions	1,991,019	22,788,490	8,156,948	92,480,055
Shares redeemed	(58,605,809)	(666,572,249)	(84,330,503)	(955,633,469)
Net increase (decrease)	(29,899,591)	$(338,749,161)	33,073,196	$383,408,401
Advisor Class Shares:
Shares sold	131,243,960	$1,508,309,710	535,809,896	$6,114,362,830
Shares issued in reinvestment of distributions	12,290,397	140,735,296	60,499,066	687,132,773
Shares redeemed	(366,235,661)	(4,212,459,410)	(1,430,322,563)	(16,291,563,433)
Net increase (decrease)	(222,701,304)	$(2,563,414,404)	(834,013,601)	$(9,490,067,830)
aFor the period September 1, 2016 to December 31, 2016.

34	Annual Report	franklintempleton.com

TEMPLETON INCOME TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Global Bond Fund (continued)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.650%	Up to and including $200 million
0.585%	Over $200 million, up to and including $700 million
0.550%	Over $700 million, up to and including $1.2 billion
0.525%	Over $1.2 billion, up to and including $1.3 billion
0.475%	Over $1.3 billion, up to and including $35 billion
0.470%	Over $35 billion, up to and including $50 billion
0.465%	Over $50 billion, up to and including $65 billion
0.460%	Over $65 billion, up to and including $80 billion
0.455%	In excess of $80 billion

For the year ended December 31, 2017, the gross effective investment management fee rate was 0.478% of the Fund’s average daily net assets.

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.25%
Class C	0.65%
Class R	0.50%

franklintempleton.com	Annual Report	35

TEMPLETON INCOME TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Global Bond Fund (continued)

3. Transactions with Affiliates (continued)

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$912,482

CDSC retained	$102,457

e. Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. Effective November 1, 2017, the fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. Prior to November 1, 2017, the fees were account based fees that varied based on fund or account type. In addition, each class reimburses Investor Services for out of pocket expenses incurred and, except for Class R6, reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets.

Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended December 31, 2017, the Fund paid transfer agent fees of $64,651,795, of which $20,084,582 was retained by Investor Services.

f. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. Prior to September 1, 2013, the waiver was accounted for as a reduction to management fees. During the year ended December 31, 2017, the Fund held investments in affiliated management investment companies as follows:

	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)

Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 0.89%	6,319,831,030	17,250,891,859	(17,346,381,547)	6,224,341,342	$6,224,341,342	$39,799,073	$ —	$ —

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2017, the custodian fees were reduced as noted in the Statement of Operations.

36	Annual Report	franklintempleton.com

TEMPLETON INCOME TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Global Bond Fund (continued)

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains, if any.

At December 31, 2017, the capital loss carryforwards were as follows:

Capital loss carryforwards not subject to expiration:
Short term	$ 92,013,930
Long term	163,993,981

Total capital loss carryforwards	$256,007,911

For tax purposes, the Fund may elect to defer any portion of a late-year ordinary loss to the first day of the following fiscal year. At December 31, 2017, the Fund deferred late-year ordinary losses of $932,446,244.

The tax character of distributions paid during the years ended December 31, 2017, and 2016 and year ended August 31, 2016 was as follows:

	December 31,		August 31,
	2017	2016	2016

Distributions paid from:
Ordinary income	$1,340,123,046	$—	$621,069,363
Return of capital	—	308,307,209	913,600,262
	$1,340,123,046	$308,307,209	$1,534,669,625

At December 31, 2017, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$33,953,580,362
Unrealized appreciation	$2,404,510,886
Unrealized depreciation	(1,976,593,439)
Net unrealized appreciation (depreciation)	$427,917,447

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of foreign currency transactions.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2017, aggregated $11,815,041,708 and $19,957,702,961, respectively.

7. Credit Risk

At December 31, 2017, the Fund had 23.1% of its portfolio invested in high yield securities or other securities rated below investment grade and unrated securities, if any. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

franklintempleton.com	Annual Report	37

TEMPLETON INCOME TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Global Bond Fund (continued)

8. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

9. Other Derivative Information

At December 31, 2017, the Fund’s investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Variation margin on centrally cleared swap contracts	$52,658,253	[a]	Variation margin on centrally cleared swap contracts	$135,926,575	[a]

Foreign exchange contracts	Unrealized appreciation on OTC forward exchange contracts	216,485,481		Unrealized depreciation on OTC forward exchange contracts	726,943,086

Value recovery instruments	Investments in securities, at value	362,746,345	[b]		—

Totals		$631,890,079			862,869,661

aThis amount reflects the cumulative appreciation (depreciation) of centrally cleared swap contracts as reported in the Statement of Investments. Only the variation margin receivable/payable at year end is separately reported within the Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

bVRI are included in investments in securities, at value in Statement of Assets and Liabilities.

For the year ended December 31, 2017, the effect of derivative contracts in the Fund’s Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Location	Net Realized Gain (Loss) for the Year	Statement of Operations Location	Net Change in Unrealized Appreciation (Depreciation) for the Year

	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:
Interest rate contracts	Swap contracts	$(33,201,972)	Swap contracts	$ (123,424,074)
Foreign exchange contracts	Forward exchange contracts	168,744,378	Forward exchange contracts	(2,444,051,395)
Value Recovery Instruments	Investments	—	Investments	164,204,155[a]

Totals		$135,542,406		$(2,403,271,314)

aVRI are included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2017, the average month end notional amount of swap contracts represented $9,485,436,154. The average month end contract amount of forward exchange contracts and the average month end fair value of VRI was $39,828,905,718 and $283,161,623, respectively.

38	Annual Report	franklintempleton.com

TEMPLETON INCOME TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Global Bond Fund (continued)

At December 31, 2017, the Fund’s OTC derivative assets and liabilities are as follows:

	Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
	Assets[a]	Liabilities[a]

Derivatives
Forward exchange contracts	$216,485,481	$726,943,086

aAbsent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

At December 31, 2017, the Fund’s OTC derivative assets, which may be offset against the Fund’s OTC derivative liabilities and collateral received from the counterparty, are as follows:

		Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Received[a,b]	Cash Collateral Received[b]	Net Amount (Not less than zero)

Counterparty
BOFA	$ 31,171,459	$(31,171,459)	$ —	$—	$ —
BZWS	29,244,832	(8,158,569)	—	(21,086,263)	—
CITI	31,473,511	(31,473,511)	—	—	—
DBAB	33,073,159	(33,073,159)	—	—	—
GSCO	8,740,173	(8,740,173)	—	—	—
HSBK	37,775,727	(37,775,727)	—	—	—
JPHQ	32,681,568	(32,681,568)	—	—	—
MSCO	8,096,826	(8,096,826)	—	—	—
SCNY	4,228,226	(4,228,226)	—	—	—
UBSW	—	—	—	—	—
Total	$216,485,481	$(195,399,218)	$ —	$(21,086,263)	$ —

franklintempleton.com	Annual Report	39

TEMPLETON INCOME TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Global Bond Fund (continued)

9. Other Derivative Information (continued)

At December 31, 2017, the Fund’s OTC derivative liabilities, which may be offset against the Fund’s OTC derivative assets and collateral pledged to the counterparty, are as follows:

		Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged	Cash Collateral Pledged	Net Amount (Not less than zero)

Counterparty
BOFA	$ 42,439,659	$(31,171,459)	$ —	$—	$11,268,200
BZWS	8,158,569	(8,158,569)	—	—	—
CITI	308,689,899	(31,473,511)	—	(257,130,000)	20,086,388
DBAB	35,659,844	(33,073,159)	—	—	2,586,685
GSCO	42,467,137	(8,740,173)	—	(20,100,000)	13,626,964
HSBK	84,585,441	(37,775,727)	—	(34,423,000)	12,386,714
JPHQ	138,303,583	(32,681,568)	—	(90,970,000)	14,652,015
MSCO	36,293,590	(8,096,826)	—	(23,340,000)	4,856,764
SCNY	15,122,764	(4,228,226)	—	(4,620,000)	6,274,538
UBSW	15,222,600	—	—	(10,260,000)	4,962,600
Total	$726,943,086	$(195,399,218)	$ —	$(440,843,000)	$90,700,868

aAt December 31, 2017, the Fund received U.S. Treasury Bonds and Notes as collateral for derivatives.

bIn some instances, the collateral amounts disclosed in the table above were adjusted due to the requirement to limit collateral amounts to avoid the effect of overcollateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

See note 1(c) regarding derivative financial instruments.

See Abbreviations on page 42.

10. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matured on February 9, 2018. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 9, 2018, the Borrowers renewed the Global Credit Facility for a one year term, maturing February 8, 2019, for a total of $2 billion.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended December 31, 2017, the Fund did not use the Global Credit Facility.

40	Annual Report	franklintempleton.com

TEMPLETON INCOME TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Global Bond Fund (continued)

11. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of December 31, 2017, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:[a]
Foreign Government and Agency Securities	$—	$22,580,227,814	$—	$22,580,227,814
Quasi-Sovereign and Corporate Bonds	—	483,096,666	—	483,096,666
Short Term Investments	8,090,501,085	3,759,569,553	—	11,850,070,638
Total Investments in Securities	$8,090,501,085	$26,822,894,033	$—	$34,913,395,118

Other Financial Instruments:
Forward Exchange Contracts	$—	$216,485,481	$—	$216,485,481
Swap Contracts	—	52,658,253	—	52,658,253
Total Other Financial Instruments	$—	$269,143,734	$—	$269,143,734

Liabilities:
Other Financial Instruments:
Forward Exchange Contracts	$—	$726,943,086	$—	$726,943,086
Swap Contracts	—	135,926,575	—	135,926,575
Total Other Financial Instruments	$—	$862,869,661	$—	$862,869,661

aFor detailed categories, see the accompanying Statement of Investments.

12. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

franklintempleton.com	Annual Report	41

TEMPLETON INCOME TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Global Bond Fund (continued)

Abbreviations

Counterparty		Currency		Selected Portfolio

BOFA	Bank of America Corp.	ARS	Argentine Peso	BADLAR	Argentina Deposit Rates Badlar Private
BZWS	Barclays Bank PLC	BRL	Brazilian Real		Banks ARS
CITI	Citigroup, Inc.	COP	Colombian Peso	FHLB	Federal Home Loan Bank
DBAB	Deutsche Bank AG	EUR	Euro	FRN	Floating Rate Note
GSCO	The Goldman Sachs Group, Inc.	GHS	Ghanaian Cedi	GDP	Gross Domestic Product
HSBK	HSBC Bank PLC	IDR	Indonesian Rupiah	LIBOR	London InterBank Offered Rate
JPHQ	JP Morgan Chase & Co.	INR	Indian Rupee	VRI	Value Recovery Instruments
MSCO	Morgan Stanley	KRW	South Korean Won
SCNY	Standard Chartered Bank	MXN	Mexican Peso
UBSW	UBS AG	PEN	Peruvian Nuevo Sol
		PHP	Philippine Peso
		USD	United States Dollar
		ZAR	South African Rand

42	Annual Report	franklintempleton.com

TEMPLETON INCOME TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Templeton Income Trust and Shareholders of Templeton Global Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Templeton Global Bond Fund (the “Fund”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statements of changes in net assets for the year ended December 31, 2017, the period September 1, 2016 through December 31, 2016, and the year ended August 31, 2016, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year ended December 31, 2017, the changes in its net assets for the year ended December 31, 2017, the period September 1, 2016 through December 31, 2016, and the year ended August 31, 2016, and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 20, 2018

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

franklintempleton.com	Annual Report	43

TEMPLETON INCOME TRUST

Tax Information (unaudited)

Templeton Global Bond Fund

At December 31, 2016, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. The Fund elects to treat foreign taxes paid as allowed under Section 853 of the Internal Revenue Code. This election will allow shareholders of record on January 13, 2017, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, foreign source income, and foreign source qualified dividends as reported by the Funds, to Class A, Class C, Class R, Class R6 and Advisor Class shareholders of record.

Class	Foreign Tax Paid Per Share	Foreign Source Income Per Share	Foreign Source Qualified Dividends Per Share

Class A	$0.0064	$0.1923	$ —
Class C	$0.0064	$0.1746	$ —
Class R	$0.0064	$0.1822	$ —
Class R6	$0.0064	$0.2104	$ —
Advisor Class	$0.0064	$0.2035	$ —

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.1

Foreign Source Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund.1

By mid-February 2018, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the calendar year 2017. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2017 individual income tax returns.

At December 31, 2017, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. The Fund elects to treat foreign taxes paid as allowed under Section 853 of the Internal Revenue Code. This election will allow shareholders of record as of the first distribution in 2018, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

1. Qualified dividends are taxed at reduced long term capital gains tax rates. In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.

44	Annual Report	franklintempleton.com

TEMPLETON INCOME TRUST

Special Meeting of Shareholders

MEETING OF SHAREHOLDERS: OCTOBER 30, 2017 AND RECONVENED ON DECEMBER 15, 2017 AND DECEMBER 29, 2017

(UNAUDITED)

A Special Meeting of Shareholders of Templeton Income Trust was held at the offices of Franklin Templeton Investments, One Franklin Parkway, San Mateo, California on October 30, 2017 and reconvened on December 15, 2017 and December 29, 2017. The purpose of the meeting was to elect Trustees of Templeton Income Trust and to vote on the following proposals: to approve the use of a “manager of managers” structure whereby the Fund’s investment manager would be able to hire and replace subadvisers without shareholder approval; to approve an amended fundamental investment restriction regarding investments in commodities for the Fund; and to consider a shareholder proposal for the Fund. At the meeting, (i) the following persons were elected by the shareholders to serve as Trustees of Templeton Income Trust: Harris J. Ashton, Ann Torre Bates, Mary C. Choksi, Edith E. Holiday, Gregory E. Johnson, Rupert H. Johnson, Jr., J. Michael Luttig, David W. Niemiec, Larry D. Thompson, Constantine D. Tseretopoulos, and Robert E. Wade; (ii) the proposals to use a “manager of managers” structure and to approve the amended fundamental investment restriction regarding investments in commodities were approved by shareholders; and (iii) sufficient votes were not received to pass the shareholder proposal. No other business was transacted at the meeting.

The results of the voting at the meeting are as follows:

Proposal 1.	To elect a Board of Trustees:

Name	For	Withheld
Harris J. Ashton	2,245,000,342	39,406,689
Ann Torre Bates	2,245,209,719	39,192,314
Mary C. Choksi	2,245,204,857	39,202,177
Edith E. Holiday	2,245,128,911	39,278,121
Gregory E. Johnson	2,245,232,924	39,174,108
Rupert H. Johnson, Jr.	2,244,966,307	39,440,725
J. Michael Luttig	2,244,827,334	39,579,698
David W. Niemiec	2,245,105,092	39,301,940
Larry D. Thompson	2,245,128,168	39,278,864
Constantine D. Tseretopoulos	2,245,128,841	39,278,190
Robert E. Wade	2,245,153,718	39,253,314

Total Trust Shares Outstanding*: 3,753,885,536

* As of the record date.

franklintempleton.com	Annual Report	45

TEMPLETON INCOME TRUST

SPECIAL MEETING OF SHAREHOLDERS

Proposal 2.	To approve the use of a “manager of managers” structure whereby the Fund’s investment manager would be able to hire and replace subadvisers without shareholder approval:

Shares

For	1,341,366,736
Against	77,345,055
Abstain	30,676,692
Broker Non-Votes	512,107,630
Total Fund Shares Voted	1,961,491,570
Total Fund Shares Outstanding*	3,258,605,288

Proposal 3.	To approve an amended fundamental investment restriction regarding investments in commodities:

Shares

For	1,367,813,597
Against	40,626,789
Abstain	40,943,553
Broker Non-Votes	512,107,630
Total Fund Shares Voted	1,961,491,570
Total Fund Shares Outstanding*	3,258,605,288

Proposal 4.	Shareholder proposal requesting that the Templeton Global Bond Fund board institute procedures to prevent holding investments in companies that, in the judgment of the board, substantially contribute to genocide or crimes against humanity:

Shares

For	217,144,982
Against	1,174,406,241
Abstain	57,824,524
Broker Non-Votes	512,107,630
Total Fund Shares Voted	1,961,491,570
Total Fund Shares Outstanding*	3,258,605,288

46	Annual Report	franklintempleton.com

TEMPLETON INCOME TRUST

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of US registered portfolios overseen in the Franklin Templeton Investments fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Harris J. Ashton (1932) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 1992	139	Bar-S Foods (meat packing company) (1981-2010).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Ann Torre Bates (1958) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2008	40	Ares Capital Corporation (specialty finance company) (2010-present), United Natural Foods, Inc. (distributor of natural, organic and specialty foods) (2013-present), Allied Capital Corporation (financial services) (2003-2010), SLM Corporation (Sallie Mae) (1997-2014) and Navient Corporation (loan management, servicing and asset recovery) (2014-2016).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

Mary C. Choksi (1950) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2016	139	Avis Budget Group Inc. (car rental) (2007-present), Omnicom Group Inc. (advertising and marketing communications services) (2011-present) and White Mountains Insurance Group, Ltd. (holding company) (2017-present).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Founder and Senior Advisor, Strategic Investment Group (investment management group) (2015-2017); Founding Partner and Senior Managing Director, Strategic Investment Group (1987-2015); Founding Partner and Managing Director, Emerging Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior Pension Investment Officer, World Bank Group (international financial institution) (1977-1987).

Edith E. Holiday (1952) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Lead Independent Trustee	Trustee since 2001 and Lead Independent Trustee since 2007	139	Hess Corporation (exploration of oil and gas) (1993-present), Canadian National Railway (railroad) (2001-present), White Mountains Insurance Group, Ltd. (holding company) (2004-present), Santander Consumer USA Holdings, Inc. (consumer finance) (2016-present), RTI International Metals, Inc. (manufacture and distribution of titanium) (1999-2015) and H.J. Heinz Company (processed foods and allied products) (1994-2013).

Principal Occupation During at Least the Past 5 Years:

Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison - United States Treasury Department (1988-1989).

franklintempleton.com	Annual Report	47

TEMPLETON INCOME TRUST

Independent Board Members (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

J. Michael Luttig (1954) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2009	139	Boeing Capital Corporation (aircraft financing) (2006-2013).

Principal Occupation During at Least the Past 5 Years:

Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company) (2006-present); and formerly, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

David W. Niemiec (1949) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2005	40	Hess Midstream Partners LO (oil and gas midstream infrastructure) (2017-present).

Principal Occupation During at Least the Past 5 Years:

Advisor, Saratoga Partners (private equity fund); and formerly, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial Officer, Dillon, Read & Co. Inc. (1982-1997).

Larry D. Thompson (1945) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2005	139	The Southern Company (energy company) (2014-present; previously 2010-2012), Graham Holdings Company (education and media organization) (2011-present) and Cbeyond, Inc. (business communications provider) (2010-2012).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; Counsel, Finch McCranie, LLP (law firm) (2015-present); Independent Compliance Monitor and Auditor, Volkswagen AG (manufacturer of automobiles and commercial vehicles) (2017-present); John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2015-present; previously 2011-2012); and formerly, Executive Vice President - Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (2012-2014); Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003)

Constantine D. Tseretopoulos (1954) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2003	26	None

Principal Occupation During at Least the Past 5 Years:

Physician, Chief of Staff, owner and operator of the Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and formerly, Cardiology Fellow, University of Maryland (1985-1987); and Internal Medicine Resident, Greater Baltimore Medical Center (1982-1985).

Robert E. Wade (1946) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2006	40	El Oro Ltd (investments) (2003-present).

Principal Occupation During at Least the Past 5 Years: Attorney at law engaged in private practice as a sole practitioner (1972-2008) and member of various boards.

48	Annual Report	franklintempleton.com

TEMPLETON INCOME TRUST

Interested Board Members and Officers

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
**Gregory E. Johnson (1961) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	153	None

Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member - Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 43 of the investment companies in Franklin Templeton Investments; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

**Rupert H. Johnson, Jr. (1940) One Franklin Parkway San Mateo, CA 94403-1906	Chairman of the Board, Trustee and Vice President	Chairman of the Board and Trustee since 2013 and Vice President since 1996	139	None

Principal Occupation During at Least the Past 5 Years:
Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and FASA, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Matthew T. Hinkle (1971) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since June 2017	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; formerly, Vice President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton Investments (2009-2017).

Robert G. Kubilis (1973) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Financial Officer and Chief Accounting Officer and Treasurer	Since June 2017	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of 17 of the investment companies in Franklin Templeton Investments.

franklintempleton.com	Annual Report	49

TEMPLETON INCOME TRUST

Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
Robert Lim (1948) One Franklin Parkway San Mateo, CA 94403-1906	Vice President –AML Compliance	Since 2016	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton Investor Services, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Christopher J. Molumphy (1962) One Franklin Parkway San Mateo, CA 94403-1906	President and Chief Executive Officer – Investment Management	Since 2002	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 22 of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President and Corporate Secretary, Fiduciary Trust International of the South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Compliance Officer	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments (2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Navid J. Tofigh (1972) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2015	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

50	Annual Report	franklintempleton.com

TEMPLETON INCOME TRUST

Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Secretary and Vice President	Secretary since 2013 and Vice President since 2011	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.

Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the US Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated each of Ann Torre Bates and David W. Niemiec as an audit committee financial expert. The Board believes that Ms. Bates and Mr. Niemiec qualify as such an expert in view of their extensive business background and experience. Ms. Bates has served as a member of the Fund Audit Committee since 2008. She currently serves as a director of Ares Capital Corporation (2010-present) and United Natural Foods, Inc. (2013-present) and was formerly a director of Navient Corporation from 2014 to 2016, SLM Corporation from 1997 to 2014 and Allied Capital Corporation from 2003 to 2010, Executive Vice President and Chief Financial Officer of NHP Incorporated from 1995 to 1997 and Vice President and Treasurer of US Airways, Inc. until 1995. Mr. Niemiec has served as a member of the Fund Audit Committee since 2005, currently serves as an Advisor to Saratoga Partners and was formerly its Managing Director from 1998 to 2001 and serves as a director of Hess Midstream Partners LP (2017-present). Mr. Niemiec was formerly a director of Emeritus Corporation from 1999 to 2010 and OSI Pharmaceuticals, Inc. from 2006 to 2010, Managing Director of SBC Warburg Dillon Read from 1997 to 1998, and was Vice Chairman from 1991 to 1997 and Chief Financial Officer from 1982 to 1997 of Dillon, Read & Co. Inc. As a result of such background and experience, the Board believes that Ms. Bates and Mr. Niemiec have each acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Ms. Bates and Mr. Niemiec are independent Board members as that term is defined under the applicable US Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

franklintempleton.com	Annual Report	51

TEMPLETON INCOME TRUST

TEMPLETON GLOBAL BOND FUND

Shareholder Information

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the US Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the US Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

52	Annual Report	franklintempleton.com

Annual Report and Shareholder Letter Templeton Global Bond Fund
Investment Manager Franklin Advisers, Inc.
Distributor
Franklin Templeton Distributors, Inc. (800) DIAL BEN® / 342-5236 franklintempleton.com

Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2018 Franklin Templeton Investments. All rights reserved.	406 A 02/18

FRANKLIN TEMPLETON INVESTMENTS

Annual Report
and Shareholder Letter

December 31, 2017

Templeton Global Total Return Fund

A SERIES OF TEMPLETON INCOME TRUST

Sign up for electronic delivery at franklintempleton.com/edelivery

Franklin Templeton Investments

Gain From Our Perspective®

At Franklin Templeton Investments, we’re dedicated to one goal: delivering exceptional asset management for our clients. By bringing together multiple, world-class investment teams in a single firm, we’re able to offer specialized expertise across styles and asset classes, all supported by the strength and resources of one of the world’s largest asset managers. This has helped us to become a trusted partner to individual and institutional investors across the globe.

Dear Shareholder:

During the 12 months ended December 31, 2017, the global economy generally expanded amid improved commodity prices, generally upbeat economic data, encouraging corporate earnings and the European Central Bank’s (ECB’s) extension of its monetary easing time frame. The ECB kept its benchmark interest rate unchanged, while the US Federal Reserve (Fed) raised its target range for the federal funds rate 0.25% three times in 2017 to 1.25%–1.50% amid signs of a growing US economy. The Fed’s inflation outlook remained essentially the same. In this environment, global government bonds, as measured by the Citigroup World Government Bond Index, rose in both US dollar and local currency terms. The US dollar declined against most foreign currencies during the period.

We are committed to our long-term perspective and disciplined investment approach as we conduct a rigorous, fundamental analysis of securities with a regular emphasis on investment risk management.

Historically, patient investors have achieved rewarding results by evaluating their goals, diversifying their assets globally and maintaining a disciplined investment program, all hallmarks of the Templeton investment philosophy developed more than 60 years ago. We continue to recommend investors consult their financial advisors and review their portfolios to design a long-term strategy and portfolio allocation that meet their individual needs, goals and risk tolerance.

Templeton Global Total Return Fund’s annual report includes more detail about prevailing conditions and a discussion about investment decisions during the period. Please remember all securities markets fluctuate, as do mutual fund share prices.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,

Christopher J. Molumphy, CFA

President and Chief Executive Officer – Investment

Management

Templeton Income Trust

This letter reflects our analysis and opinions as of December 31, 2017, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

CFA® is a trademark owned by CFA Institute.

Not FDIC Insured	| May Lose Value	| No Bank Guarantee

franklintempleton.com	Not part of the annual report	1

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

2	Annual Report	franklintempleton.com

Annual Report

Templeton Global Total Return Fund

This annual report for Templeton Global Total Return Fund covers the fiscal year ended December 31, 2017.

Your Fund’s Goal and Main Investments

The Fund seeks total investment return consisting of a combination of interest income, capital appreciation and currency gains. Under normal market conditions, the Fund invests primarily in fixed and floating rate debt securities and debt obligations (including convertible bonds) of governments, government agencies and government-related or corporate issuers worldwide (collectively, “bonds”). Bonds may be denominated and issued in the local currency or in another currency. Bonds include debt securities of any maturity, such as bonds, notes, bills and debentures.

Performance Overview

For the 12 months under review, the Fund’s Class A shares delivered a +2.83% cumulative total return. In comparison, the global fixed income market, as measured by the Fund’s benchmark, the Bloomberg Barclays Multiverse Index, had a +7.69% cumulative total return for the same period.1 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 7.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

The year began with a rally in emerging markets (EMs), as fourth-quarter 2016 fears for potential trade shocks dissipated. Capital moved into several markets we considered undervalued at a pace not seen in a number of years. The strengthening trends in specific EMs largely continued throughout much of 2017, particularly in select areas of Latin America and Asia.

Portfolio Composition*

Based on Total Net Assets as of 12/31/17

*Figures represent the net Fund exposure and include certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derivatives or other factors.

**Rounds to less than 0.1%.

***Includes treasury bills, money market funds and net other assets less liabilities.

Duration exposures around the world generally performed well during the year, as rates in developed markets remained relatively low or range-bound, while a number of EM local-currency markets saw declining yields and strengthening valuations.

The 10-year US Treasury note reached its highest yield of 2017 at 2.62% on March 13, two days before the US Federal Reserve (Fed) made its first rate hike of 2017. However, yields declined in the second and third quarters as policy setbacks from the Trump administration and subdued inflation figures appeared to dampen expectations for higher rates.

Those negative trends began to reverse in the fall months as Fed Chair Janet Yellen returned from Jackson Hole, Wyoming, with more hawkish-sounding comments on the need to normalize monetary policy. Additionally, a moderate pickup in

1. Source: Morningstar.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 16.

franklintempleton.com	Annual Report	3

TEMPLETON GLOBAL TOTAL RETURN FUND

Geographic Composition*

Based on Total Net Assets as of 12/31/17

*Figures represent the net Fund exposure and include certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derivatives or other factors.

inflation, exceptional strength in US labor markets, progress on tax reform and a new Fed chair nomination (Jay Powell) appeared to push rate expectations higher, in our opinion. The Fed also began unwinding its nearly $4.5 trillion balance sheet in October. Ultimately, the Fed raised rates 25 basis points three times in 2017, as it indicated it would.

On the currency front, the US dollar broadly weakened during much of the year, with notable weakness against the euro and Mexican peso during the summer months. Those trends moderately reversed in September and October, before resuming over the final two months of the year, leaving the US dollar broadly weaker in 2017.

In Europe, economic optimism surged in the summer months, driven by the cyclical upswing in eurozone growth as well as some political refortifying after Emmanuel Macron’s victory in the French election in May. The euro appreciated 13.85% against the US dollar during the year.2 However, growing populist/nationalist movements in a number of countries continued to test the political cohesion across the eurozone. Angela Merkel’s win in the German election in September came with new uncertainties around forming a coalition government.

In October, European Central Bank (ECB) President Mario Draghi announced a reduction in the ECB’s bond-buying program, as expected, to €30 billion per month, down from a €60 billion monthly pace, scheduled to begin in January 2018. Draghi also indicated that rates would not be hiked until quantitative easing (QE) ends, implying that rates would likely remain unchanged in the upcoming year.

In Japan, Prime Minister Shinzo Abe’s political mandate was reaffirmed after his political coalition maintained its supermajority in October elections. The Bank of Japan (BOJ) continued to deploy massive levels of QE throughout 2017; however, the yen appreciated 3.54% against the US dollar during the year.2

Investment Strategy

We invest selectively in bonds around the world based upon our assessment of changing market, political and economic conditions. While seeking opportunities, we consider various factors including evaluation of interest and currency exchange rates and credit risks. For purposes of pursuing its investment goals, the Fund regularly enters into various currency related transactions involving derivative instruments, principally currency and cross currency forwards, but it may also use currency and currency index futures contracts.

What is a currency forward contract?

A currency forward contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency in exchange for another currency at a specific exchange rate on a future date. Currency forward contracts are privately traded in the interbank market, not on a centralized exchange.

Manager’s Discussion

On the whole, we continued to position the Fund for rising rates by maintaining low portfolio duration and aiming at a negative correlation with US Treasury returns. We also continued to actively seek select duration exposures that we believe can offer positive real yields without taking undue interest-rate risk, favoring countries that we believe have solid underlying fundamentals and prudent fiscal, monetary and financial policies. When investing globally, investment opportunities may take time to materialize, which may require weathering periods of volatility as the longer term investing theses develop. During the period, we added to some of our strongest investment convictions as prices became cheaper during periods of heightened volatility. We also maintained exposures to a number of emerging market currencies that we believe remained fundamentally undervalued. Overall, we were positioned for depreciation of the euro and Japanese yen, rising US Treasury yields, and currency appreciation in select

2. Source: FactSet.

4	Annual Report	franklintempleton.com

TEMPLETON GLOBAL TOTAL RETURN FUND

emerging markets. During the period, we used forward currency exchange contracts to actively manage currencies. We also used interest-rate swaps to tactically manage duration exposures.

What is duration?

Duration is a measure of a bond’s price sensitivity to interest-rate changes. In general, a portfolio of securities with a lower duration can be expected to be less sensitive to interest-rate changes than a portfolio with a higher duration.

What is an interest-rate swap?

An interest-rate swap is an agreement between two parties to exchange interest-rate payment obligations, generally one based on an interest rate fixed to maturity and the other based on an interest rate that changes in accordance with changes in a designated benchmark (for example, LIBOR, prime, commercial paper or other benchmarks).

During the period, the Fund’s positive absolute performance was largely attributable to interest-rate strategies. Overall credit exposures and currency positions had largely neutral effects on absolute results. The Fund maintained a defensive approach regarding interest rates in developed markets, while holding duration exposures in select emerging markets. Select duration exposures in Latin America (Brazil), Africa and Asia ex-Japan (Indonesia) contributed to absolute performance, while negative duration exposure to US Treasuries detracted. Among currencies, the Fund’s net-negative positions in the euro, the Japanese yen and the Australian dollar detracted from absolute results. However, currency positions in Latin America (the Mexican peso and Brazilian real) and Asia ex-Japan (the Indian rupee) contributed to absolute performance.

On a relative basis, the Fund’s underperformance was largely due to currency positions. Interest-rate strategies contributed to relative results, while overall credit exposures had a largely neutral effect. Among currencies, the Fund’s underweighted positions in the euro, the Japanese yen and the Australian dollar detracted from relative performance. However, overweighted currency positions in Latin America (the Mexican peso and Brazilian real) and Asia ex-Japan (the Indian rupee) contributed to relative results. The Fund maintained a defensive approach regarding interest rates in developed markets, while holding duration exposures in select emerging markets. Select overweighted duration exposures in Latin America (Brazil), Africa and Asia ex-Japan (Indonesia) contributed to relative performance, while underweighted duration exposure in the US detracted.

Currency Composition*

12/31/17

	% of Total Net Assets
Americas	157.0%

U.S. Dollar	112.1%

Mexican Peso	22.9%

Brazilian Real	13.3%

Colombian Peso	4.5%

Argentine Peso	4.2%

Middle East & Africa	6.5%

Ghanaian Cedi	4.6%

South African Rand	1.9%

Asia Pacific	-25.1%

Indian Rupee	12.8%

Indonesian Rupiah	10.4%

Philippine Peso	2.4%

South Korean Won	-5.9%

Australian Dollar	-9.4%

Japanese Yen	-35.4%

Europe	-38.4%

Serbian Dinar	0.6%

British Pound Sterling	0.0%	**

Deutsche Mark	0.0%	**

Euro	-39.0%

*Figures represent the net Fund exposure and include certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derivatives or other factors.

**Rounds to less than 0.1%.

franklintempleton.com	Annual Report	5

TEMPLETON GLOBAL TOTAL RETURN FUND

Thank you for your continued participation in Templeton Global Total Return Fund. We look forward to serving your future investment needs.

Michael Hasenstab, Ph.D. Lead Portfolio Manager

Sonal Desai, Ph.D. Portfolio Manager

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2017, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

6	Annual Report	franklintempleton.com

TEMPLETON GLOBAL TOTAL RETURN FUND

Performance Summary as of December 31, 2017

The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 12/31/171

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 4.25% and the minimum is 0%. Class A: 4.25% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]

A
1-Year	+2.83%	-1.56%
5-Year	+10.21%	+1.09%
Since Inception (9/30/08)	+95.18%	+7.00%

Advisor
1-Year	+3.08%	+3.08%
5-Year	+11.57%	+2.21%
Since Inception (9/30/08)	+99.67%	+7.76%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 9 for Performance Summary footnotes.

franklintempleton.com	Annual Report	7

TEMPLETON GLOBAL TOTAL RETURN FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

Class A (9/30/08–12/31/17)

Advisor Class (9/30/08–12/31/17)

See page 9 for Performance Summary footnotes.

8	Annual Report	franklintempleton.com

TEMPLETON GLOBAL TOTAL RETURN FUND

PERFORMANCE SUMMARY

Distributions (1/1/17–12/31/17)

Share Class	Net Investment Income	Tax Return of Capital	Total
A	$0.1572	$0.2387	$0.3959
C	$0.1376	$0.2094	$0.3470
R	$0.1451	$0.2204	$0.3655
R6	$0.1756	$0.2669	$0.4425
Advisor	$0.1693	$0.2576	$0.4269

Total Annual Operating Expenses5

Share Class	With Waiver	Without Waiver
A	1.08%	1.11%
Advisor	0.83%	0.86%

All investments involve risks, including possible loss of principal. Derivatives, including currency management strategies, involve costs and can create economic leverage in the portfolio, which may result in significant volatility and cause the Fund to participate in losses on an amount that exceeds the Fund’s initial investment. The Fund may not achieve the anticipated benefits, and may realize losses when a counterparty fails to perform as promised. The markets for particular securities or types of securities are or may become relatively illiquid. Reduced liquidity will have an adverse impact on the security’s value and on the Fund’s ability to sell such securities when necessary to meet the Fund’s liquidity needs or in response to a specific market event. Foreign securities involve special risks, including currency fluctuations (which may be significant over the short term) and economic and political uncertainties; investments in emerging markets involve heightened risks related to the same factors. Sovereign debt securities are subject to various risks in addition to those relating to debt securities and foreign securities generally, including but not limited to, the risk that a government entity may be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations when due. Investments in lower rated bonds include higher risk of default and loss of principal. Bond prices generally move in the opposite direction of interest rates. As prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 4/30/18. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Source: Morningstar. The Bloomberg Barclays Multiverse Index provides a broad-based measure of the global fixed income bond market. The index represents the union of the Global Aggregate Index and the Global High Yield Index and captures investment-grade and high yield securities in all eligible currencies.

5. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

franklintempleton.com	Annual Report	9

TEMPLETON GLOBAL TOTAL RETURN FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period 7/1/17–12/31/17[1,2]	Ending Account Value 12/31/17	Expenses Paid During Period 7/1/17–12/31/17[1,2]	Net Annualized Expense Ratio[2]
A	$1,000	$995.10	$5.13	$1,020.06	$5.19	1.02%
C	$1,000	$993.10	$7.13	$1,018.05	$7.22	1.42%
R	$1,000	$993.00	$6.38	$1,018.80	$6.46	1.27%
R6	$1,000	$997.00	$3.17	$1,022.03	$3.21	0.63%
Advisor	$1,000	$995.50	$3.87	$1,021.32	$3.92	0.77%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

10	Annual Report	franklintempleton.com

TEMPLETON INCOME TRUST

Financial Highlights

Templeton Global Total Return Fund

	Year Ended December 31,		Year Ended August 31,
	2017	2016[a]	2016	2015	2014	2013
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.09	$11.38	$11.63	$13.59	$12.95	$13.15
Income from investment operations[b]:
Net investment income[c]	0.63	0.21	0.58	0.51	0.49	0.52
Net realized and unrealized gains (losses)	(0.28)	0.60	(0.47)	(1.48)	0.74	0.17
Total from investment operations	0.35	0.81	0.11	(0.97)	1.23	0.69
Less distributions from:
Net investment income and net foreign currency gains	(0.16)	—	(0.13)	(0.96)	(0.59)	(0.86)
Net realized gains	—	—	—	(0.03)	—	(0.03)
Tax return of capital	(0.24)	(0.10)	(0.23)	—	—	—
Total distributions	(0.40)	(0.10)	(0.36)	(0.99)	(0.59)	(0.89)
Net asset value, end of year	$12.04	$12.09	$11.38	$11.63	$13.59	$12.95

Total return[d]	2.83%	7.08%	1.08%	(7.40)%	9.56%	5.27%

Ratios to average net assets[e]
Expenses before waiver and payments by affiliates and expense reduction	1.07%	1.10%	1.07%	1.04%	1.03%	1.01%
Expenses net of waiver and payments by affiliates and expense reduction	1.02% [f]	1.07%	1.06% [f]	1.02% [f]	1.01% [f]	1.00% [f]
Net investment income	5.15%	5.22%	5.14%	4.05%	3.66%	3.76%

Supplemental data
Net assets, end of year (000’s)	$921,181	$1,197,319	$1,227,550	$1,632,114	$2,115,198	$1,875,526
Portfolio turnover rate	41.66%	17.10%	44.16%	32.07%	28.85%	25.45%

aFor the period September 1, 2016 to December 31, 2016.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	11

TEMPLETON INCOME TRUST

FINANCIAL HIGHLIGHTS

Templeton Global Total Return Fund (continued)

	Year Ended December 31,		Year Ended August 31,
	2017	2016[a]	2016	2015	2014	2013
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.07	$11.38	$11.61	$13.58	$12.94	$13.13
Income from investment operations[b]:
Net investment income[c]	0.58	0.19	0.54	0.46	0.44	0.46
Net realized and unrealized gains (losses)	(0.28)	0.59	(0.46)	(1.49)	0.73	0.19
Total from investment operations	0.30	0.78	0.08	(1.03)	1.17	0.65
Less distributions from:
Net investment income and net foreign currency gains	(0.14)	—	(0.12)	(0.91)	(0.53)	(0.81)
Net realized gains	—	—	—	(0.03)	—	(0.03)
Tax return of capital	(0.21)	(0.09)	(0.19)	—	—	—
Total distributions	(0.35)	(0.09)	(0.31)	(0.94)	(0.53)	(0.84)
Net asset value, end of year	$12.02	$12.07	$11.38	$11.61	$13.58	$12.94

Total return[d]	2.43%	6.85%	0.76%	(7.85)%	9.22%	4.78%

Ratios to average net assets[e]
Expenses before waiver and payments by affiliates and expense reduction	1.47%	1.50%	1.47%	1.44%	1.43%	1.41%
Expenses net of waiver and payments by affiliates and expense reduction	1.42% [f]	1.47%	1.46% [f]	1.42% [f]	1.41% [f]	1.40% [f]
Net investment income	4.75%	4.82%	4.74%	3.65%	3.26%	3.36%

Supplemental data
Net assets, end of year (000’s)	$398,445	$481,915	$517,428	$708,010	$904,521	$809,479
Portfolio turnover rate	41.66%	17.10%	44.16%	32.07%	28.85%	25.45%

aFor the period September 1, 2016 to December 31, 2016.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

12	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON INCOME TRUST

FINANCIAL HIGHLIGHTS

Templeton Global Total Return Fund (continued)

	Year Ended December 31,		Year Ended August 31,
	2017	2016[a]	2016	2015	2014	2013
Class R
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.09	$11.40	$11.63	$13.60	$12.96	$13.15
Income from investment operations[b]:
Net investment income[c]	0.60	0.19	0.56	0.48	0.46	0.50
Net realized and unrealized gains (losses)	(0.28)	0.59	(0.46)	(1.49)	0.73	0.17
Total from investment operations	0.32	0.78	0.10	(1.01)	1.19	0.67
Less distributions from:
Net investment income and net foreign currency gains	(0.15)	—	(0.12)	(0.93)	(0.55)	(0.83)
Net realized gains	—	—	—	(0.03)	—	(0.03)
Tax return of capital	(0.22)	(0.09)	(0.21)	—	—	—
Total distributions	(0.37)	(0.09)	(0.33)	(0.96)	(0.55)	(0.86)
Net asset value, end of year	$12.04	$12.09	$11.40	$11.63	$13.60	$12.96

Total return[d]	2.58%	6.89%	0.91%	(7.70)%	9.36%	4.93%

Ratios to average net assets[e]
Expenses before waiver and payments by affiliates and expense reduction	1.32%	1.35%	1.32%	1.29%	1.28%	1.26%
Expenses net of waiver and payments by affiliates and expense reduction	1.27% [f]	1.32%	1.31% [f]	1.27% [f]	1.26% [f]	1.25% [f]
Net investment income	4.90%	4.97%	4.89%	3.80%	3.41%	3.51%

Supplemental data
Net assets, end of year (000’s)	$8,788	$9,782	$9,692	$9,809	$8,090	$7,450
Portfolio turnover rate	41.66%	17.10%	44.16%	32.07%	28.85%	25.45%

aFor the period September 1, 2016 to December 31, 2016.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	13

TEMPLETON INCOME TRUST

FINANCIAL HIGHLIGHTS

Templeton Global Total Return Fund (continued)

	Year Ended December 31,		Year Ended August 31,
	2017	2016[a]	2016	2015	2014	2013[b]
Class R6
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.10	$11.41	$11.64	$13.61	$12.97	$14.03
Income from investment operations[c]:
Net investment income[d]	0.68	0.22	0.64	0.56	0.54	0.15
Net realized and unrealized gains (losses)	(0.29)	0.59	(0.47)	(1.49)	0.74	(1.03)
Total from investment operations	0.39	0.81	0.17	(0.93)	1.28	(0.88)
Less distributions from:
Net investment income and net foreign currency gains	(0.17)	—	(0.15)	(1.01)	(0.64)	(0.18)
Net realized gains	—	—	—	(0.03)	—	—
Tax return of capital	(0.27)	(0.12)	(0.25)	—	—	—
Total distributions	(0.44)	(0.12)	(0.40)	(1.04)	(0.64)	(0.18)
Net asset value, end of year	$12.05	$12.10	$11.41	$11.64	$13.61	$12.97

Total return[e]	3.22%	7.21%	1.47%	(7.12)%	10.02%	(6.31)%

Ratios to average net assets[f]
Expenses before waiver and payments by affiliates and expense reduction	0.69%	0.72%	0.69%	0.68%	0.68%	0.68%
Expenses net of waiver and payments by affiliates and expense reduction	0.64% [g]	0.69%	0.68% [g]	0.66% [g]	0.66% [g]	0.67% [g]
Net investment income	5.53%	5.60%	5.52%	4.41%	4.01%	4.09%

Supplemental data
Net assets, end of year (000’s)	$1,058,884	$904,147	$882,402	$1,220,888	$1,038,236	$691,716
Portfolio turnover rate	41.66%	17.10%	44.16%	32.07%	28.85%	25.45%

aFor the period September 1, 2016 to December 31, 2016.

bFor the period May 1, 2013 (effective date) to August 31, 2013.

cThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

dBased on average daily shares outstanding.

eTotal return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

14	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON INCOME TRUST

FINANCIAL HIGHLIGHTS

Templeton Global Total Return Fund (continued)

	Year Ended December 31,		Year Ended August 31,
	2017	2016[a]	2016	2015	2014	2013
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.10	$11.41	$11.64	$13.61	$12.97	$13.16
Income from investment operations[b]:
Net investment income[c]	0.66	0.21	0.61	0.55	0.53	0.55
Net realized and unrealized gains (losses)	(0.28)	0.59	(0.45)	(1.49)	0.73	0.19
Total from investment operations	0.38	0.80	0.16	(0.94)	1.26	0.74
Less distributions from:
Net investment income and net foreign currency gains	(0.17)	—	(0.14)	(1.00)	(0.62)	(0.90)
Net realized gains	—	—	—	(0.03)	—	(0.03)
Tax return of capital	(0.26)	(0.11)	(0.25)	—	—	—
Total distributions	(0.43)	(0.11)	(0.39)	(1.03)	(0.62)	(0.93)
Net asset value, end of year	$12.05	$12.10	$11.41	$11.64	$13.61	$12.97

Total return[d]	3.08%	7.06%	1.42%	(7.23)%	9.91%	5.45%

Ratios to average net assets[e]
Expenses before waiver and payments by affiliates and expense reduction	0.82%	0.85%	0.82%	0.79%	0.78%	0.76%
Expenses net of waiver and payments by affiliates and expense reduction	0.77% [f]	0.82%	0.81% [f]	0.77% [f]	0.76% [f]	0.75% [f]
Net investment income	5.40%	5.47%	5.39%	4.30%	3.91%	4.01%

Supplemental data
Net assets, end of year (000’s)	$3,117,593	$2,729,232	$2,497,162	$3,857,408	$5,017,585	$3,602,558
Portfolio turnover rate	41.66%	17.10%	44.16%	32.07%	28.85%	25.45%

aFor the period September 1, 2016 to December 31, 2016.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	15

TEMPLETON INCOME TRUST

Statement of Investments, December 31, 2017

Templeton Global Total Return Fund

	Shares/ Warrants			Value
Common Stocks and Other Equity Interests 0.0%†
South Africa 0.0%†
[a,b,c] Edcon Holdings Ltd., F wts., 2/20/49	22,026			$—
[a,b,c] Edcon Holdings Ltd., F1 wts., 2/20/49	394,125,656			—
[a,b,c] Edcon Holdings Ltd., F2 wts., 2/20/49	31,916,299			—
[a,b,c] Holdco 2, A	434,200,485			350,942
[a,b,c] Holdco 2, B	50,014,925			40,425

				391,367

United States 0.0%†
[a] CEVA Holdings LLC	920			413,798

Total Common Stocks and Other Equity Interests (Cost $7,474,341)				805,165

Convertible Preferred Stocks 0.0%†
United States 0.0%†
[a] CEVA Holdings LLC, cvt. pfd., A-1	37			22,570
[a] CEVA Holdings LLC, cvt. pfd., A-2	1,990			895,761

Total Convertible Preferred Stocks (Cost $2,895,379)				918,331

	Principal Amount*

Convertible Bonds (Cost $53,860,000) 1.1%
Canada 1.1%
B2Gold Corp., cvt., senior sub. note, 3.25%, 10/01/18	53,860,000			57,327,237

[d,e] Senior Floating Rate Interests (Cost $127,916) 0.0%†
United States 0.0%†
Navistar Inc., Tranche B Term Loan, 4.90%, (LIBOR + 3.50%), 11/06/24	128,549			129,312

Foreign Government and Agency Securities 63.5%
Argentina 3.8%
Argentine Bonos del Tesoro,
21.20%, 9/19/18	81,164,000		ARS	4,233,138
18.20%, 10/03/21	1,481,381,000		ARS	81,729,623
16.00%, 10/17/23	621,142,400		ARS	33,234,330
senior note, 15.50%, 10/17/26	1,691,237,600		ARS	92,049,135
[d] Government of Argentina, FRN, 24.225%, (ARS Badlar + 2.00%), 4/03/22	9,178,000		ARS	492,157

				211,738,383

Bosnia and Herzegovina 0.0%†
[d,f] Government of Bosnia & Herzegovina, senior bond, B, Reg S, FRN, 0.50%, (6-month EUR LIBOR + 0.813%), 12/20/21	116,667		DEM	61,975

Brazil 12.5%
Letra Tesouro Nacional,
Strip, 1/01/19	35,100	[g]	BRL	9,925,509
Strip, 7/01/19	471,390	[g]	BRL	128,020,627
Strip, 7/01/20	128,850	[g]	BRL	31,665,156
Strip, 7/01/21	510	[g]	BRL	112,786
Nota Do Tesouro Nacional,
10.00%, 1/01/21	207,870	[g]	BRL	64,597,997
10.00%, 1/01/23	373,872	[g]	BRL	114,224,062
10.00%, 1/01/25	669,104	[g]	BRL	201,528,845
[h] Index Linked, 6.00%, 5/15/19	17,935	[g]	BRL	17,170,600

16	Annual Report	franklintempleton.com

TEMPLETON INCOME TRUST

STATEMENT OF INVESTMENTS

Templeton Global Total Return Fund (continued)

	Principal Amount*			Value
Foreign Government and Agency Securities (continued)
Brazil (continued)
Nota Do Tesouro Nacional, (continued)
[h] Index Linked, 6.00%, 8/15/22	19,212	[g]	BRL	$18,424,756
[h] Index Linked, 6.00%, 5/15/23	105,138	[g]	BRL	101,428,380

				687,098,718

Colombia 4.4%
Government of Colombia,
senior bond, 7.75%, 4/14/21	12,635,000,000		COP	4,479,387
senior bond, 4.375%, 3/21/23	1,916,000,000		COP	610,025
senior bond, 9.85%, 6/28/27	3,053,000,000		COP	1,282,920
Titulos de Tesoreria,
B, 5.00%, 11/21/18	6,334,000,000		COP	2,129,578
B, 7.75%, 9/18/30	235,185,000,000		COP	86,066,115
B, 7.00%, 6/30/32	11,774,000,000		COP	4,005,955
senior bond, B, 11.25%, 10/24/18	27,187,000,000		COP	9,589,793
senior bond, B, 11.00%, 7/24/20	19,102,000,000		COP	7,270,683
senior bond, B, 7.00%, 5/04/22	30,519,000,000		COP	10,762,721
senior bond, B, 10.00%, 7/24/24	59,139,000,000		COP	23,894,658
senior bond, B, 7.50%, 8/26/26	176,576,000,000		COP	63,203,296
senior bond, B, 6.00%, 4/28/28	75,595,000,000		COP	24,361,048
senior note, B, 7.00%, 9/11/19	18,368,000,000		COP	6,371,200

				244,027,379

Ghana 4.4%
Ghana Treasury Note,
24.25%, 6/11/18	28,190,000		GHS	6,399,957
22.50%, 12/10/18	27,720,000		GHS	6,410,074
21.00%, 1/07/19	75,430,000		GHS	17,283,532
19.95%, 5/06/19	8,280,000		GHS	1,888,105
17.24%, 11/11/19	2,000,000		GHS	442,112
Government of Ghana,
23.23%, 2/19/18	19,460,000		GHS	4,321,030
22.49%, 4/23/18	5,950,000		GHS	1,331,478
23.47%, 5/21/18	47,670,000		GHS	10,748,795
19.04%, 9/24/18	43,190,000		GHS	9,658,633
24.50%, 10/22/18	71,467,000		GHS	16,594,783
24.50%, 4/22/19	23,280,000		GHS	5,567,813
24.50%, 5/27/19	13,490,000		GHS	3,244,396
21.00%, 3/23/20	3,716,000		GHS	883,222
24.50%, 6/21/21	50,930,000		GHS	13,526,380
24.75%, 7/19/21	39,180,000		GHS	10,489,259
18.75%, 1/24/22	51,790,000		GHS	12,114,844
19.75%, 3/25/24	50,640,000		GHS	12,424,117
19.00%, 11/02/26	166,050,000		GHS	40,533,128
senior bond, 19.75%, 3/15/32	152,324,000		GHS	36,985,409
senior note, 21.50%, 3/09/20	380,000		GHS	90,935
senior note, 18.25%, 9/21/20	14,680,000		GHS	3,366,719
senior note, 24.00%, 11/23/20	94,380,000		GHS	24,228,779
senior note, 18.25%, 7/25/22	21,130,000		GHS	4,916,682

				243,450,182

franklintempleton.com	Annual Report	17

TEMPLETON INCOME TRUST

STATEMENT OF INVESTMENTS

Templeton Global Total Return Fund (continued)

	Principal Amount*			Value

Foreign Government and Agency Securities (continued)
India 11.3%
Government of India,
senior bond, 7.80%, 5/03/20	1,786,600,000		INR	$28,570,208
senior bond, 8.20%, 2/15/22	1,582,000,000		INR	25,629,441
senior bond, 8.35%, 5/14/22	527,100,000		INR	8,592,787
senior bond, 8.08%, 8/02/22	3,850,000,000		INR	62,214,528
senior bond, 8.13%, 9/21/22	805,000,000		INR	13,005,340
senior bond, 9.15%, 11/14/24	2,349,000,000		INR	40,014,685
senior note, 7.28%, 6/03/19	69,400,000		INR	1,094,284
senior note, 8.27%, 6/09/20	878,000,000		INR	14,189,520
senior note, 8.12%, 12/10/20	1,324,500,000		INR	21,462,958
senior note, 7.80%, 4/11/21	4,542,700,000		INR	72,854,690
senior note, 8.79%, 11/08/21	2,781,000,000		INR	46,068,153
senior note, 8.15%, 6/11/22	4,125,000,000		INR	66,787,007
senior note, 6.84%, 12/19/22	631,000,000		INR	9,761,345
senior note, 7.16%, 5/20/23	2,481,400,000		INR	38,829,984
senior note, 8.83%, 11/25/23	2,786,900,000		INR	46,649,144
senior note, 7.68%, 12/15/23	7,744,000,000		INR	123,862,150

				619,586,224

Indonesia 7.7%
Government of Indonesia,
senior bond, FR34, 12.80%, 6/15/21	34,970,000,000		IDR	3,140,019
senior bond, FR35, 12.90%, 6/15/22	95,624,000,000		IDR	8,936,885
senior bond, FR36, 11.50%, 9/15/19	33,165,000,000		IDR	2,680,332
senior bond, FR39, 11.75%, 8/15/23	20,613,000,000		IDR	1,922,284
senior bond, FR40, 11.00%, 9/15/25	110,250,000,000		IDR	10,391,173
senior bond, FR42, 10.25%, 7/15/27	21,121,000,000		IDR	1,960,707
senior bond, FR43, 10.25%, 7/15/22	3,593,000,000		IDR	309,778
senior bond, FR44, 10.00%, 9/15/24	15,790,000,000		IDR	1,391,399
senior bond, FR46, 9.50%, 7/15/23	651,100,000,000		IDR	55,524,050
senior bond, FR47, 10.00%, 2/15/28	33,169,000,000		IDR	3,050,424
senior bond, FR48, 9.00%, 9/15/18	23,719,000,000		IDR	1,805,040
senior bond, FR52, 10.50%, 8/15/30	27,140,000,000		IDR	2,597,979
senior bond, FR53, 8.25%, 7/15/21	1,014,313,000,000		IDR	80,340,284
senior bond, FR56, 8.375%, 9/15/26	624,244,000,000		IDR	52,083,611
senior bond, FR59, 7.00%, 5/15/27	455,512,000,000		IDR	35,336,389
senior bond, FR61, 7.00%, 5/15/22	79,931,000,000		IDR	6,140,267
senior bond, FR63, 5.625%, 5/15/23	86,004,000,000		IDR	6,259,010
senior bond, FR64, 6.125%, 5/15/28	18,838,000,000		IDR	1,346,548
senior bond, FR70, 8.375%, 3/15/24	1,022,875,000,000		IDR	83,816,525
senior bond, FR71, 9.00%, 3/15/29	624,606,000,000		IDR	54,542,220
senior bond, FR73, 8.75%, 5/15/31	122,117,000,000		IDR	10,492,561
senior note, FR66, 5.25%, 5/15/18	28,467,000,000		IDR	2,102,006

				426,169,491

Kenya 0.4%
[i] Government of Kenya, senior note, 144A, 6.875%, 6/24/24	19,534,000			20,868,856

Mexico 11.3%
Government of Mexico,
senior bond, M, 8.00%, 6/11/20	9,077,230	[j]	MXN	46,593,139
senior bond, M, 6.50%, 6/10/21	34,131,210	[j]	MXN	167,955,063
senior note, M 10, 8.50%, 12/13/18	37,301,100	[j]	MXN	191,141,934

18	Annual Report	franklintempleton.com

TEMPLETON INCOME TRUST

STATEMENT OF INVESTMENTS

Templeton Global Total Return Fund (continued)

	Principal
	Amount*			Value

Foreign Government and Agency Securities (continued)
Mexico (continued)
Government of Mexico, (continued)
senior note, M, 4.75%, 6/14/18	8,255,100	[j]	MXN	$41,487,519
senior note, M, 5.00%, 12/11/19	34,266,500	[j]	MXN	166,195,793
[k] Mexican Udibonos,
Index Linked, 4.00%, 6/13/19	643,424	[l]	MXN	3,299,812
Index Linked, 2.50%, 12/10/20	507,285	[l]	MXN	2,513,117

				619,186,377

Philippines 2.5%
Government of the Philippines,
senior note, 5.875%, 1/31/18	39,990,000		PHP	800,844
senior note, 3.375%, 8/20/20	215,350,000		PHP	4,226,365
senior note, 5-72, 2.125%, 5/23/18	1,118,640,000		PHP	22,303,543
senior note, 7-51, 5.00%, 8/18/18	441,600,000		PHP	8,912,928
senior note, 7-56, 3.875%, 11/22/19	4,951,340,000		PHP	98,835,645

				135,079,325

Serbia 0.6%
Serbia Treasury Bond, 8.00%, 10/22/20	397,780,000		RSD	4,424,697
Serbia Treasury Note,
10.00%, 4/27/18	986,390,000		RSD	10,218,584
10.00%, 3/20/21	333,860,000		RSD	3,946,889
10.00%, 9/11/21	1,270,280,000		RSD	15,249,546

				33,839,716

South Africa 2.2%
Government of South Africa,
8.00%, 1/31/30	274,331,000		ZAR	20,295,691
7.00%, 2/28/31	151,720,000		ZAR	10,232,688
8.25%, 3/31/32	302,476,000		ZAR	22,380,740
8.875%, 2/28/35	439,244,000		ZAR	33,533,164
8.50%, 1/31/37	58,340,000		ZAR	4,250,926
R186, 10.50%, 12/21/26	267,480,000		ZAR	24,162,465
senior bond, 6.25%, 3/31/36	119,718,000		ZAR	6,991,220

				121,846,894

South Korea 1.8%
Korea Treasury Bond,
senior note, 1.75%, 12/10/18	83,272,000,000		KRW	77,944,932
senior note, 1.25%, 12/10/19	24,100,000,000		KRW	22,226,142

				100,171,074

Ukraine 0.6%
[a,i,m] Government of Ukraine, 144A, VRI, GDP Linked Security, 5/31/40	60,577,000			33,756,533

Total Foreign Government and Agency Securities (Cost $3,440,186,261)				3,496,881,127

Quasi-Sovereign and Corporate Bonds 0.1%
South Africa 0.1%
[c,n] K2016470219 South Africa Ltd.,
senior secured note, 144A, PIK, 3.00%, 12/31/22	32,908,895			493,633
[b] senior secured note, 144A, PIK, 8.00%, 12/31/22	10,207,800		EUR	61,237

franklintempleton.com	Annual Report	19

TEMPLETON INCOME TRUST

STATEMENT OF INVESTMENTS

Templeton Global Total Return Fund (continued)

	Principal
	Amount*			Value

Quasi-Sovereign and Corporate Bonds (continued)
South Africa (continued)
[c,n]K2016470260 South Africa Ltd., senior secured note, 144A, PIK, 25.00%, 12/31/22	6,646,950			$5,118,152

Total Quasi-Sovereign and Corporate Bonds (Cost $42,761,786)				5,673,022

	Shares

Escrows and Litigation Trusts (Cost $—) 0.0%
United States 0.0%
[a,b]NewPage Corp., Litigation Trust	2,500,000			—

Total Investments before Short Term Investments (Cost $3,547,305,683)				3,561,734,194

	Principal
	Amount*

Short Term Investments 26.9%
Foreign Government and Agency Securities 7.0%
Argentina 0.3%
Argentine Bonos del Tesoro, 22.75%, 3/05/18	4,814,000		ARS	257,305
Letras del Banco Central de la Republica Argentina, Strip, 6/21/18 - 7/18/18	383,000,817		ARS	18,130,955

				18,388,260

Colombia 0.0%†
Colombian Tes Corto Plazo, Strip, 3/13/18	4,658,000,000		COP	1,544,837

Mexico 3.7%
[o]Mexico Treasury Bill, 3/01/18 - 12/06/18	413,084,380	[p]	MXN	202,858,200

South Korea 3.0%
Korea Monetary Stabilization Bond,
[o] senior note, 1/16/18	49,440,000,000		KRW	46,293,767
senior note, 1.33%, 10/02/18	46,780,000,000		KRW	43,673,490
senior note, 1.61%, 10/08/18	79,100,000,000		KRW	73,994,467

				163,961,724

Total Foreign Government and Agency Securities (Cost $388,369,959)				386,753,021

U.S. Government and Agency Securities 5.5%
United States 5.5%
[o]U.S. Treasury Bill,
1/11/18	118,975,000			118,940,125
1/18/18	183,396,000			183,295,438

Total U.S. Government and Agency Securities (Cost $302,213,947)				302,235,563

Total Investments before Money Market Funds (Cost $4,237,889,589)				4,250,722,778

20	Annual Report	franklintempleton.com

TEMPLETON INCOME TRUST

STATEMENT OF INVESTMENTS

Templeton Global Total Return Fund (continued)

	Shares	Value

Money Market Funds (Cost $790,331,763) 14.4%
United States 14.4%
[q,r] Institutional Fiduciary Trust Money Market Portfolio, 0.89%	790,331,763	$790,331,763

Total Investments (Cost $5,028,221,352) 91.6%		5,041,054,541
Other Assets, less Liabilities 8.4%		463,836,931

Net Assets 100.0%		$5,504,891,472

†Rounds to less than 0.1% of net assets.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aNon-income producing.

bFair valued using significant unobservable inputs. See Note 12 regarding fair value measurements.

cSee Note 9 regarding restricted securities.

dThe coupon rate shown represents the rate at period end.

eSee Note 1(e) regarding senior floating rate interests.

fSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustees.

gPrincipal amount is stated in 1,000 Brazilian Real Units.

hRedemption price at maturity and coupon payment is adjusted for inflation. See Note 1(g).

iSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2017, the aggregate value of these securities was $54,625,389, representing 1.0% of net assets.

jPrincipal amount is stated in 100 Mexican Peso Units.

kPrincipal amount of security is adjusted for inflation. See Note 1(g).

lPrincipal amount is stated in 100 Unidad de Inversion Units.

mThe principal represents the notional amount. See Note 1(c) regarding value recovery instruments.

nIncome may be received in additional securities and/or cash.

oThe security was issued on a discount basis with no stated coupon rate.

pPrincipal amount is stated in 10 Mexican Peso Units.

qSee Note 3(f) regarding investments in affiliated management investment companies.

rThe rate shown is the annualized seven-day yield at period end.

franklintempleton.com	Annual Report	21

TEMPLETON INCOME TRUST

STATEMENT OF INVESTMENTS

Templeton Global Total Return Fund (continued)

At December 31, 2017, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts

Currency	Counterparty[a]	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts
Euro	BOFA	Sell	10,558,000	12,478,395		1/08/18	$—	$(197,084)
Euro	SCNY	Sell	3,227,500	3,814,114		1/08/18	—	(60,683)
Euro	UBSW	Sell	28,979,798	34,260,496		1/08/18	—	(531,396)
Euro	BZWS	Sell	1,141,000	1,349,364		1/10/18	—	(20,644)
Euro	CITI	Sell	1,043,697	1,230,607		1/10/18	—	(22,568)
Euro	GSCO	Sell	8,776,716	10,348,187		1/10/18	—	(190,088)
Euro	JPHQ	Sell	22,404,500	26,065,171		1/10/18	—	(836,096)
Euro	SCNY	Sell	1,738,694	2,048,182		1/10/18	—	(39,483)
South Korean Won	HSBK	Sell	52,545,510,972	46,527,216		1/10/18	—	(2,712,120)
Euro	JPHQ	Sell	17,420,515	20,596,711		1/11/18	—	(321,565)
Euro	UBSW	Sell	1,080,000	1,276,684		1/11/18	—	(20,162)
Japanese Yen	BZWS	Sell	3,257,620,000	28,866,175		1/11/18	—	(61,786)
Japanese Yen	DBAB	Sell	95,091,000	843,379		1/11/18	—	(1,038)
Japanese Yen	GSCO	Sell	1,641,201,000	14,535,866		1/11/18	—	(38,148)
Japanese Yen	JPHQ	Sell	6,037,750,000	53,536,119		1/11/18	—	(79,648)
Euro	BOFA	Sell	1,737,194	2,046,415		1/16/18	—	(40,238)
Euro	DBAB	Sell	13,069,770	15,472,778		1/16/18	—	(226,144)
Euro	JPHQ	Sell	455,000	542,161		1/16/18	—	(4,368)
Euro	SCNY	Sell	1,757,000	2,067,884		1/16/18	—	(42,559)
Indian Rupee	JPHQ	Buy	544,937,700	6,964,906	EUR	1/16/18	158,389	—
Japanese Yen	BZWS	Sell	8,836,050,000	78,034,919		1/16/18	—	(449,717)
Japanese Yen	CITI	Sell	83,690,000	738,958		1/16/18	—	(4,403)
Japanese Yen	HSBK	Sell	495,720,000	4,374,901		1/16/18	—	(28,244)
Japanese Yen	JPHQ	Sell	3,767,300,000	33,491,874		1/16/18	29,505	—
Mexican Peso	CITI	Buy	387,700,000	15,603,137	EUR	1/16/18	902,994	—
South Korean Won	CITI	Sell	34,184,000,000	29,896,799		1/16/18	—	(2,139,789)
Euro	BOFA	Sell	49,482,413	59,047,363		1/17/18	—	(392,822)
Euro	GSCO	Sell	11,097,345	13,145,249		1/17/18	—	(185,310)
Euro	JPHQ	Sell	8,837,922	10,548,360		1/17/18	—	(68,093)
Mexican Peso	DBAB	Buy	407,399,000	19,402,262	EUR	1/17/18	—	(2,667,924)
Mexican Peso	MSCO	Buy	276,005,210	11,044,449	EUR	1/17/18	715,397	—
Euro	GSCO	Sell	8,064,735	9,570,744		1/18/18	—	(117,539)
Euro	JPHQ	Sell	83,483,469	99,089,452		1/18/18	—	(1,200,445)
Euro	MSCO	Sell	5,229,000	6,169,017		1/18/18	—	(112,656)
Euro	UBSW	Sell	52,810,530	62,647,547		1/18/18	—	(794,504)
Mexican Peso	MSCO	Buy	378,040,000	18,086,307	EUR	1/18/18	—	(2,579,775)
Euro	GSCO	Sell	143,320,000	169,553,293		1/19/18	—	(2,629,958)
Indonesian Rupiah	JPHQ	Buy	1,055,830,000,000	98,860,487	AUD	1/19/18	750,820	—
Japanese Yen	MSCO	Sell	5,282,022,900	47,423,867		1/19/18	500,169	—
Mexican Peso	CITI	Buy	387,026,670	18,458,543	EUR	1/19/18	—	(2,577,195)
Euro	DBAB	Sell	15,605,963	18,408,482		1/22/18	—	(343,920)
Euro	JPHQ	Sell	35,180,422	41,554,059		1/22/18	—	(719,361)
Euro	UBSW	Sell	13,130,824	15,538,097		1/22/18	—	(240,133)
Japanese Yen	JPHQ	Sell	1,812,355,000	16,293,614		1/22/18	190,840	—
Japanese Yen	SCNY	Sell	240,140,000	2,165,862		1/22/18	32,219	—
Euro	MSCO	Sell	4,802,000	5,712,459		1/23/18	—	(58,074)
Japanese Yen	HSBK	Sell	126,059,100	1,122,056		1/23/18	1,965	—
Euro	DBAB	Sell	15,547,058	18,429,639		1/24/18	—	(254,342)

22	Annual Report	franklintempleton.com

TEMPLETON INCOME TRUST

STATEMENT OF INVESTMENTS

Templeton Global Total Return Fund (continued)

Forward Exchange Contracts (continued)

Currency	Counterparty[a]	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts (continued)
Japanese Yen	BZWS	Sell	1,015,610,000	9,008,187		1/24/18	$—	$(16,415)
Japanese Yen	DBAB	Sell	2,079,900,000	18,722,994		1/24/18	241,225	—
South Korean Won	HSBK	Sell	113,532,000,000	100,439,687		1/24/18	—	(5,975,613)
Japanese Yen	CITI	Sell	2,765,977,000	25,021,729		1/25/18	442,317	—
Euro	GSCO	Sell	11,883,000	14,089,435		1/29/18	—	(195,581)
Japanese Yen	DBAB	Sell	174,474,569	1,574,453		1/29/18	23,708	—
Japanese Yen	JPHQ	Sell	1,484,000,000	13,426,037		1/29/18	236,119	—
Euro	DBAB	Sell	5,908,531	6,963,263		1/30/18	—	(140,001)
Euro	GSCO	Sell	12,277,741	14,473,370		1/30/18	—	(286,989)
Indian Rupee	HSBK	Buy	854,165,525	10,974,449	EUR	1/30/18	153,149	—
Euro	BOFA	Sell	44,115,000	51,451,325		1/31/18	—	(1,586,841)
Euro	BZWS	Sell	23,206,103	27,795,690		1/31/18	—	(104,324)
Euro	SCNY	Sell	1,131,282	1,349,902		1/31/18	—	(10,205)
Japanese Yen	BZWS	Sell	209,770,000	1,899,746		1/31/18	35,123	—
Japanese Yen	HSBK	Sell	225,900,265	2,041,575		1/31/18	33,572	—
Euro	GSCO	Sell	3,282,500	3,838,227		2/02/18	—	(108,658)
Euro	JPHQ	Sell	2,285,000	2,673,948		2/02/18	—	(73,541)
Euro	BOFA	Sell	234,000	273,864		2/05/18	—	(7,544)
Euro	DBAB	Sell	1,945,875	2,276,868		2/05/18	—	(63,241)
Euro	BOFA	Sell	9,081,266	10,649,419		2/06/18	—	(272,309)
Japanese Yen	MSCO	Sell	460,900,000	4,181,713		2/06/18	83,703	—
Japanese Yen	SCNY	Sell	1,239,900,000	11,233,878		2/06/18	209,529	—
Euro	CITI	Sell	303,457	354,618		2/07/18	—	(10,359)
Euro	DBAB	Sell	58,821,556	68,702,401		2/07/18	—	(2,044,146)
Euro	JPHQ	Sell	11,697,590	13,719,390		2/07/18	—	(349,672)
Japanese Yen	BZWS	Sell	619,000,000	5,457,052		2/08/18	—	(47,177)
Japanese Yen	CITI	Sell	2,741,651,200	24,882,254		2/08/18	503,132	—
Japanese Yen	JPHQ	Sell	4,453,400,000	40,448,132		2/08/18	847,915	—
Japanese Yen	SCNY	Sell	4,454,700,000	40,549,803		2/08/18	938,026	—
Euro	DBAB	Sell	677,000	787,943		2/09/18	—	(26,395)
Japanese Yen	BZWS	Sell	4,455,270,000	40,363,019		2/09/18	744,370	—
Japanese Yen	CITI	Sell	618,845,000	5,613,819		2/09/18	110,718	—
Japanese Yen	JPHQ	Sell	4,464,960,000	40,697,469		2/09/18	992,651	—
Euro	JPHQ	Sell	17,420,492	20,635,531		2/12/18	—	(322,387)
Japanese Yen	CITI	Sell	32,863,000	299,374		2/13/18	7,085	—
Euro	JPHQ	Sell	50,980,000	59,773,285		2/14/18	—	(1,565,498)
Japanese Yen	CITI	Sell	1,894,570,000	17,011,875		2/14/18	160,507	—
Japanese Yen	CITI	Sell	2,755,224,152	24,404,976		2/14/18	—	(101,533)
Australian Dollar	JPHQ	Sell	24,491,000	18,701,940		2/15/18	—	(404,909)
Euro	DBAB	Sell	13,698,285	16,065,650		2/15/18	—	(416,935)
Japanese Yen	CITI	Sell	1,878,130,000	17,325,123		2/15/18	619,221	—
Japanese Yen	JPHQ	Sell	2,843,509,000	26,324,156		2/15/18	1,031,240	—
Euro	BOFA	Sell	13,952,280	16,490,828		2/16/18	—	(298,300)
Japanese Yen	GSCO	Sell	2,149,089,570	19,820,247		2/16/18	703,298	—
Japanese Yen	HSBK	Sell	2,845,000,000	25,561,545		2/16/18	254,215	—
Euro	GSCO	Sell	19,189,045	22,760,800		2/20/18	—	(334,921)
Euro	JPHQ	Sell	35,180,422	41,624,772		2/20/18	—	(717,994)
Euro	SCNY	Sell	4,214,000	5,003,219		2/20/18	—	(68,705)
Euro	UBSW	Sell	111,845,000	132,508,364		2/20/18	—	(2,107,037)

franklintempleton.com	Annual Report	23

TEMPLETON INCOME TRUST

STATEMENT OF INVESTMENTS

Templeton Global Total Return Fund (continued)

Forward Exchange Contracts (continued)

Currency	Counterparty[a]	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts (continued)
Japanese Yen	DBAB	Sell	36,644,000	334,328		2/20/18	$8,306	$—
South Korean Won	CITI	Sell	55,175,500,000	49,367,394		2/20/18	—	(2,366,184)
South Korean Won	CITI	Sell	102,839,000,000	90,540,806		2/21/18	—	(5,884,015)
Euro	BOFA	Sell	9,579,000	11,321,564		2/22/18	—	(208,879)
Euro	DBAB	Sell	7,368,000	8,706,176		2/22/18	—	(162,839)
Euro	UBSW	Sell	341,006	403,645		2/22/18	—	(6,831)
Japanese Yen	HSBK	Sell	97,747,000	898,410		2/22/18	28,676	—
Japanese Yen	JPHQ	Sell	49,654,000	458,393		2/22/18	16,581	—
Euro	JPHQ	Sell	3,472,968	4,094,490		2/26/18	—	(86,911)
Indian Rupee	CITI	Buy	85,545,000	1,106,591	EUR	2/26/18	608	—
Japanese Yen	DBAB	Sell	16,255,000	150,051		2/26/18	5,391	—
Euro	MSCO	Sell	19,042,000	22,451,946		2/27/18	—	(475,593)
Japanese Yen	HSBK	Sell	231,662,000	2,095,540		2/27/18	33,788	—
South Korean Won	HSBK	Sell	5,990,000,000	5,435,078		2/27/18	—	(181,687)
Euro	BOFA	Sell	3,101,513	3,710,650		2/28/18	—	(23,977)
Euro	DBAB	Sell	7,361,600	8,793,431		2/28/18	—	(70,898)
Euro	GSCO	Sell	12,277,741	14,724,081		2/28/18	—	(59,925)
Euro	JPHQ	Sell	20,456,395	24,598,406		2/28/18	—	(33,768)
Euro	SCNY	Sell	1,153,718	1,378,924		2/28/18	—	(10,304)
Indian Rupee	DBAB	Buy	4,025,105,574	52,058,024	EUR	2/28/18	19,820	—
Japanese Yen	BZWS	Sell	2,868,690,000	26,584,932		2/28/18	1,052,472	—
Japanese Yen	DBAB	Sell	66,294,000	612,829		2/28/18	22,787	—
Japanese Yen	JPHQ	Sell	390,875,000	3,609,866		2/28/18	130,926	—
Euro	BOFA	Sell	1,034,213	1,230,165		3/01/18	—	(15,245)
Japanese Yen	DBAB	Sell	2,461,820,000	22,530,316		3/01/18	617,778	—
Japanese Yen	HSBK	Sell	81,408,000	745,426		3/01/18	20,818	—
Japanese Yen	BOFA	Sell	3,288,665,160	29,905,384		3/02/18	631,295	—
Euro	CITI	Sell	30,200,000	35,972,881		3/05/18	—	(403,914)
Euro	GSCO	Sell	11,434,200	13,653,121		3/05/18	—	(119,711)
Japanese Yen	JPHQ	Sell	601,100,000	5,388,687		3/05/18	36,978	—
South Korean Won	HSBK	Sell	30,082,000,000	27,845,969		3/05/18	—	(362,959)
Euro	UBSW	Sell	28,019,798	33,352,526		3/06/18	—	(400,387)
Japanese Yen	HSBK	Sell	284,000,000	2,530,518		3/06/18	1,852	—
Mexican Peso	JPHQ	Buy	1,531,000,000	67,980,482	EUR	3/06/18	—	(4,976,618)
Euro	BOFA	Sell	12,844,266	15,271,190		3/07/18	—	(202,159)
Euro	GSCO	Sell	24,160,708	28,750,639		3/07/18	—	(355,507)
Japanese Yen	GSCO	Sell	11,008,384,000	98,131,432		3/07/18	109,323	—
South African Rand	HSBK	Sell	263,105,398	19,852,516		3/08/18	—	(1,193,584)
Australian Dollar	CITI	Sell	27,824,400	20,893,436		3/09/18	—	(812,099)
Japanese Yen	MSCO	Sell	91,664,560	819,403		3/09/18	3,090	—
Euro	JPHQ	Sell	17,420,492	20,669,240		3/12/18	—	(323,995)
Australian Dollar	CITI	Sell	133,116,000	98,859,263		3/13/18	—	(4,981,598)
Australian Dollar	JPHQ	Sell	199,600,000	147,704,000		3/13/18	—	(7,999,565)
Euro	DBAB	Sell	13,069,770	15,523,096		3/13/18	—	(228,177)
Japanese Yen	DBAB	Sell	1,148,800,000	10,643,739		3/13/18	410,596	—
Euro	UBSW	Sell	7,424,000	8,770,268		3/14/18	—	(177,495)
South Korean Won	DBAB	Sell	28,685,000,000	26,362,467		3/14/18	—	(538,337)
Euro	JPHQ	Sell	35,180,422	41,618,615		3/15/18	—	(785,340)
Australian Dollar	JPHQ	Sell	46,580,000	34,718,403		3/16/18	—	(1,617,210)

24	Annual Report	franklintempleton.com

TEMPLETON INCOME TRUST

STATEMENT OF INVESTMENTS

Templeton Global Total Return Fund (continued)

Forward Exchange Contracts (continued)

Currency	Counterparty[a]	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts (continued)
Euro	BOFA	Sell	13,952,280	16,492,990		3/16/18	$—	$(325,201)
Euro	GSCO	Sell	11,097,345	13,168,776		3/19/18	—	(210,716)
Euro	MSCO	Sell	5,229,000	6,190,665		3/19/18	—	(113,668)
Japanese Yen	BZWS	Sell	12,032,497,776	109,775,567		3/19/18	2,553,390	—
Japanese Yen	CITI	Sell	9,788,671,513	88,927,291		3/20/18	1,694,461	—
South Korean Won	CITI	Sell	22,784,500,000	20,155,248		3/20/18	—	(1,213,067)
Japanese Yen	BZWS	Sell	735,719,080	6,663,036		3/26/18	104,113	—
Japanese Yen	JPHQ	Sell	241,286,602	2,212,695		3/26/18	61,629	—
South Korean Won	HSBK	Sell	25,776,489,028	22,851,497		3/27/18	—	(1,324,160)
Australian Dollar	CITI	Sell	18,400,000	13,929,168		3/29/18	—	(423,384)
Japanese Yen	JPHQ	Sell	14,763,000	131,753		3/30/18	108	—
Brazilian Real	CITI	Buy	53,617,000	13,878,909	EUR	4/03/18	—	(728,623)
Mexican Peso	CITI	Buy	909,046,900	40,743,596	EUR	4/03/18	—	(3,720,295)
Japanese Yen	SCNY	Sell	376,020,000	3,399,188		4/10/18	43,889	—
Japanese Yen	BZWS	Sell	2,532,491,700	22,697,073		4/11/18	97,781	—
Japanese Yen	HSBK	Sell	6,005,600,000	53,765,443		4/11/18	173,044	—
Japanese Yen	CITI	Sell	271,000,000	2,495,051		4/13/18	76,423	—
Japanese Yen	DBAB	Sell	2,999,000,000	27,622,986		4/13/18	857,433	—
Japanese Yen	BOFA	Sell	813,310,000	7,490,629		4/18/18	229,764	—
Mexican Peso	DBAB	Buy	407,399,000	17,418,029	EUR	4/18/18	—	(727,559)
South Korean Won	HSBK	Sell	21,782,000,000	19,065,208		4/18/18	—	(1,370,318)
Japanese Yen	JPHQ	Sell	5,235,455,000	46,795,690		4/20/18	50,208	—
Japanese Yen	JPHQ	Sell	1,269,780,000	11,855,746		4/23/18	516,264	—
Japanese Yen	GSCO	Sell	183,530,000	1,626,419		4/27/18	—	(12,954)
Mexican Peso	CITI	Buy	884,360,620	39,591,683	EUR	5/02/18	—	(3,887,059)
Japanese Yen	BOFA	Sell	619,900,000	5,629,825		5/08/18	88,877	—
Japanese Yen	CITI	Sell	207,713,767	1,835,941		5/09/18	—	(20,812)
Japanese Yen	CITI	Sell	2,755,224,124	24,530,457		5/14/18	—	(106,017)
Japanese Yen	JPHQ	Sell	2,417,114,000	21,544,826		5/14/18	—	(68,358)
Australian Dollar	JPHQ	Sell	24,491,000	18,692,878		5/15/18	—	(409,775)
Japanese Yen	GSCO	Sell	827,501,000	7,368,139		5/15/18	—	(31,604)
Japanese Yen	HSBK	Sell	85,634,000	765,615		5/15/18	—	(148)
Japanese Yen	SCNY	Sell	618,542,000	5,523,732		5/15/18	—	(7,442)
South Korean Won	CITI	Sell	45,698,000,000	41,047,337		5/15/18	—	(1,842,700)
Japanese Yen	CITI	Sell	618,542,000	5,504,953		5/16/18	—	(26,559)
Japanese Yen	DBAB	Sell	2,783,555,000	24,999,035		5/16/18	106,192	—
Japanese Yen	SCNY	Sell	206,868,600	1,840,419		5/16/18	—	(9,571)
South Korean Won	HSBK	Sell	60,173,000,000	53,834,042		5/17/18	—	(2,643,212)
Japanese Yen	BOFA	Sell	1,434,111,250	12,872,375		5/18/18	45,802	—
Japanese Yen	CITI	Sell	845,744,400	7,586,751		5/18/18	22,483	—
South Korean Won	DBAB	Sell	28,680,000,000	25,816,905		5/18/18	—	(1,102,000)
Brazilian Real	HSBK	Buy	91,050,000	27,255,583		5/21/18	—	(195,802)
Japanese Yen	BOFA	Sell	1,430,815,375	13,032,589		5/21/18	233,148	—
Japanese Yen	CITI	Sell	845,744,500	7,559,863		5/21/18	—	(5,793)
Japanese Yen	DBAB	Sell	98,350,000	880,011		5/21/18	215	—
Japanese Yen	HSBK	Sell	1,435,854,500	13,106,842		5/21/18	262,323	—
Indonesian Rupiah	JPHQ	Buy	926,807,000,000	88,418,909	AUD	5/22/18	—	(1,260,490)
Japanese Yen	BOFA	Sell	1,434,702,500	13,147,933		5/22/18	312,935	—
Japanese Yen	CITI	Sell	16,448,000	147,951		5/22/18	806	—

franklintempleton.com	Annual Report	25

TEMPLETON INCOME TRUST

STATEMENT OF INVESTMENTS

Templeton Global Total Return Fund (continued)

Forward Exchange Contracts (continued)

Currency	Counterparty[a]	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts (continued)
Japanese Yen	JPHQ	Sell	88,344,000	809,623		5/22/18	$19,288	$—
Japanese Yen	SCNY	Sell	90,565,000	814,515		5/24/18	4,212	—
Japanese Yen	BOFA	Sell	65,296,000	597,949		5/25/18	13,697	—
Japanese Yen	HSBK	Sell	25,664,000	230,958		5/29/18	1,266	—
Japanese Yen	CITI	Sell	8,236,852,000	74,332,440		6/01/18	599,630	—
Japanese Yen	JPHQ	Sell	2,962,582,246	26,577,395		6/05/18	51,123	—
Japanese Yen	CITI	Sell	2,026,500,000	18,245,744		6/08/18	97,603	—
Japanese Yen	HSBK	Sell	1,517,450,000	13,607,281		6/11/18	15,398	—
Japanese Yen	CITI	Sell	4,387,300,000	39,074,983		6/12/18	—	(224,712)
Japanese Yen	CITI	Sell	38,352,000	341,879		6/13/18	—	(1,684)
Japanese Yen	HSBK	Sell	3,469,350,000	30,923,879		6/13/18	—	(155,085)
Mexican Peso	CITI	Buy	820,626,370	35,117,452	EUR	6/14/18	—	(2,081,774)
Japanese Yen	JPHQ	Sell	1,355,500,000	12,108,084		6/15/18	—	(36,178)
Japanese Yen	HSBK	Sell	7,441,570,000	69,320,633		6/18/18	2,637,509	—
Japanese Yen	MSCO	Sell	13,000,000	116,215		6/18/18	—	(277)
Japanese Yen	DBAB	Sell	7,430,160,000	68,508,520		6/19/18	1,923,561	—
Japanese Yen	CITI	Sell	5,005,980,000	45,829,717		6/20/18	966,163	—
Japanese Yen	DBAB	Sell	7,443,020,000	67,873,609		6/22/18	1,161,151	—
Mexican Peso	CITI	Buy	863,629,300	40,053,841	EUR	6/28/18	—	(6,097,771)
Japanese Yen	BZWS	Sell	260,566,000	2,365,374		6/29/18	28,875	—
Japanese Yen	MSCO	Sell	1,074,900,000	9,706,739		7/03/18	65,561	—
Mexican Peso	CITI	Buy	678,625,900	30,769,433	EUR	7/13/18	—	(4,070,809)
Mexican Peso	JPHQ	Buy	138,330,710	6,377,479	EUR	7/18/18	—	(967,069)
Japanese Yen	CITI	Sell	2,755,224,124	24,671,808		8/14/18	—	(109,240)
Japanese Yen	HSBK	Sell	1,517,450,000	13,689,096		9/11/18	15,604	—
Mexican Peso	CITI	Buy	712,951,000	29,651,227	EUR	12/06/18	—	(2,355,392)

Total Forward Exchange Contracts							$29,936,135	$(113,620,241)

Net unrealized appreciation (depreciation)								$(83,684,106)

*In U.S. dollars unless otherwise indicated.

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

At December 31, 2017, the Fund had the following interest rate swap contracts outstanding. See Note 1(c).

Interest Rate Swap Contracts

Description	Payment Frequency	Counter- party	Maturity Date	Notional Amount	Value/ Unrealized Appreciation (Depreciation)
Centrally Cleared Swap Contracts
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 3.391%	Semi-Annual		5/04/21	$24,190,000	$(1,027,198)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 3.076%	Semi-Annual		6/14/21	11,000,000	(336,392)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 1.970%	Semi-Annual		1/23/25	182,920,000	2,946,662
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 1.973%	Semi-Annual		1/27/25	107,950,000	1,717,418

26	Annual Report	franklintempleton.com

TEMPLETON INCOME TRUST

STATEMENT OF INVESTMENTS

Templeton Global Total Return Fund (continued)

Interest Rate Swap Contracts (continued)

Description	Payment Frequency	Counter- party	Maturity Date	Notional Amount	Value/ Unrealized Appreciation (Depreciation)
Centrally Cleared Swap Contracts (continued)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 1.937%	Semi-Annual		1/29/25	$26,990,000	$ 497,657
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 1.942%	Semi-Annual		1/30/25	22,850,000	413,701
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 1.817%	Semi-Annual		2/03/25	36,010,000	972,383
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 2.036%	Semi-Annual		3/23/25	50,330,000	671,352
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 1.978%	Semi-Annual		3/27/25	37,700,000	662,196
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 1.985%	Semi-Annual		3/27/25	37,700,000	641,218
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 4.349%	Semi-Annual		2/25/41	4,680,000	(1,605,234)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 4.320%	Semi-Annual		2/28/41	3,510,000	(1,182,266)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 4.299%	Semi-Annual		3/01/41	1,170,000	(390,034)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 3.668%	Semi-Annual		10/04/43	50,300,000	(11,440,386)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 2.752%	Semi-Annual		7/29/45	100,600,000	(5,352,600)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 2.378%	Semi-Annual		11/18/46	347,500,000	11,609,214
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 2.794%	Semi-Annual		3/13/47	55,500,000	(3,472,895)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 2.537%	Semi-Annual		4/13/47	34,200,000	(71,428)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 2.587%	Semi-Annual		7/27/47	53,800,000	(1,041,912)
Total Centrally Cleared Swap Contracts					$ (5,788,544)

OTC Swap Contracts
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 3.523%	Semi-Annual	DBAB	3/28/21	$10,830,000	$ (555,891)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 3.440%	Semi-Annual	CITI	4/21/21	29,610,000	(1,315,225)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 4.347%	Semi-Annual	CITI	2/25/41	4,680,000	(1,602,935)
Total OTC Swap Contracts					$ (3,474,051)
Total Interest Rate Swap Contracts					$ (9,262,595)

See Note 10 regarding other derivative information.

See Abbreviations on page 45.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	27

TEMPLETON INCOME TRUST

Financial Statements

Statement of Assets and Liabilities

December 31, 2017

Templeton Global Total Return Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$4,237,889,589
Cost - Non-controlled affiliates (Note 3f)	790,331,763
Value - Unaffiliated issuers	$4,250,722,778
Value - Non-controlled affiliates (Note 3f)	790,331,763
Restricted cash for OTC derivative contracts (Note 1d)	5,873,000
Foreign currency, at value (cost $19,938,114)	19,953,774
Receivables:
Investment securities sold	317,015,050
Capital shares sold	15,004,434
Interest	68,486,382
Deposits with brokers for:
OTC derivative contracts	78,030,000
Centrally cleared swap contracts	101,899,837
Unrealized appreciation on OTC forward exchange contracts	29,936,135
Other assets	608
Total assets	5,677,253,761
Liabilities:
Payables:
Capital shares redeemed	32,606,781
Management fees	2,577,763
Distribution fees	845,718
Transfer agent fees	1,176,905
Variation margin on centrally cleared swap contracts	2,401,340
Deposits from brokers for:
OTC derivative contracts	5,873,000
Unrealized depreciation on OTC forward exchange contracts	113,620,241
Unrealized depreciation on OTC swap contracts	3,474,051
Deferred tax	7,656,346
Accrued expenses and other liabilities	2,130,144
Total liabilities	172,362,289
Net assets, at value	$5,504,891,472
Net assets consist of:
Paid-in capital	$5,838,022,198
Distributions in excess of net investment income	(103,097,718)
Net unrealized appreciation (depreciation)	(87,334,923)
Accumulated net realized gain (loss)	(142,698,085)
Net assets, at value	$5,504,891,472

28	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON INCOME TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)

December 31, 2017

Templeton Global Total Return Fund

Class A:
Net assets, at value	$ 921,180,780
Shares outstanding	76,531,222
Net asset value per share[a]	$12.04
Maximum offering price per share (net asset value per share ÷ 95.75%)	$12.57
Class C:
Net assets, at value	$ 398,444,953
Shares outstanding	33,145,634
Net asset value and maximum offering price per share[a]	$12.02
Class R:
Net assets, at value	$8,788,397
Shares outstanding	729,753
Net asset value and maximum offering price per share	$12.04
Class R6:
Net assets, at value	$1,058,884,237
Shares outstanding	87,885,746
Net asset value and maximum offering price per share	$12.05
Advisor Class:
Net assets, at value	$3,117,593,105
Shares outstanding	258,621,410
Net asset value and maximum offering price per share	$12.05

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	29

TEMPLETON INCOME TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the year ended December 31, 2017

Templeton Global Total Return Fund

Investment income:
Dividends:
Non-controlled affiliates (Note 3f)	$4,653,595
Interest: (net of foreign taxes)~
Unaffiliated issuers	338,051,999
Total investment income	342,705,594
Expenses:
Management fees (Note 3a)	33,593,431
Distribution fees: (Note 3c)
Class A	2,692,105
Class C	2,880,707
Class R	48,824
Transfer agent fees: (Note 3e)
Class A	1,494,150
Class C	614,917
Class R	13,582
Class R6	53,341
Advisor Class	4,221,871
Custodian fees (Note 4)	3,528,570
Reports to shareholders	200,122
Registration and filing fees	39,751
Professional fees	133,953
Trustees’ fees and expenses	57,322
Other	536,831
Total expenses	50,109,477
Expense reductions (Note 4)	(161,555)
Expenses waived/paid by affiliates (Note 3f)	(3,122,955)
Net expenses	46,824,967
Net investment income	295,880,627
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:#
Unaffiliated issuers	(143,531,487)
Foreign currency transactions	(2,217,834)
Forward exchange contracts	(7,620,033)
Swap contracts	(13,908,754)
Net realized gain (loss)	(167,278,108)
Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	335,429,494
Translation of other assets and liabilities denominated in foreign currencies	1,152,180
Forward exchange contracts	(297,700,033)
Swap contracts	(6,110,080)
Change in deferred taxes on unrealized appreciation	(3,072,070)
Net change in unrealized appreciation (depreciation)	29,699,491
Net realized and unrealized gain (loss)	(137,578,617)
Net increase (decrease) in net assets resulting from operations	$158,302,010

~Foreign taxes withheld on interest	$10,235,498
#Net of foreign taxes	$124,502

30	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON INCOME TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

Templeton Global Total Return Fund

	Year Ended December 31,		Year Ended
	2017	2016[a]	August 31, 2016
Increase (decrease) in net assets:
Operations:
Net investment income	$295,880,627	$91,355,250	$339,469,607
Net realized gain (loss)	(167,278,108)	(253,618,615)	(671,224,559)
Net change in unrealized appreciation (depreciation)	29,699,491	508,482,613	388,293,657
Net increase (decrease) in net assets resulting from operations	158,302,010	346,219,248	56,538,705
Distributions to shareholders from:
Net investment income:
Class A	(13,780,919)	—	(18,729,850)
Class C	(4,965,683)	—	(6,787,051)
Class R	(115,500)	—	(102,327)
Class R6	(14,024,471)	—	(15,679,549)
Advisor Class	(41,964,005)	—	(46,097,895)
Tax return of capital:
Class A	(20,936,530)	(10,425,848)	(27,863,240)
Class C	(7,544,067)	(3,649,585)	(10,002,492)
Class R	(175,472)	(76,810)	(176,316)
Class R6	(21,306,544)	(9,010,647)	(27,394,130)
Advisor Class	(63,753,414)	(23,736,977)	(60,674,189)
Total distributions to shareholders	(188,566,605)	(46,899,867)	(213,507,039)
Capital share transactions: (Note 2)
Class A	(275,510,086)	(101,210,557)	(368,288,168)
Class C	(83,142,274)	(63,970,546)	(175,292,947)
Class R	(968,436)	(475,663)	93,549
Class R6	161,782,959	(31,187,106)	(319,814,298)
Advisor Class	410,598,236	85,686,776	(1,273,725,239)
Total capital share transactions	212,760,399	(111,157,096)	(2,137,027,103)
Net increase (decrease) in net assets	182,495,804	188,162,285	(2,293,995,437)
Net assets:
Beginning of year	5,322,395,668	5,134,233,383	7,428,228,820
End of year	$5,504,891,472	$5,322,395,668	$5,134,233,383
Distributions in excess of net investment income included in net assets:
End of year	$(103,097,718)	$(261,725,677)	$(463,662,311)

aFor the period September 1, 2016 to December 31, 2016.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	31

TEMPLETON INCOME TRUST

Notes to Financial Statements

Templeton Global Total Return Fund

1. Organization and Significant Accounting Policies

Templeton Income Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of four separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Templeton Global Total Return Fund (Fund) is included in this report. The Fund offers five classes of shares: Class A, Class C, Class R, Class R6 and Advisor Class. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

Subsequent to August 31, 2016, the Fund’s fiscal year end changed to December 31.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.

Investments in open-end mutual funds are valued at the closing NAV.

Certain derivative financial instruments are centrally cleared or traded in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the

32	Annual Report	franklintempleton.com

TEMPLETON INCOME TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Global Total Return Fund (continued)

investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and

franklintempleton.com	Annual Report	33

TEMPLETON INCOME TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Global Total Return Fund (continued)

1. Organization and Significant Accounting Policies (continued)

c. Derivative Financial Instruments (continued)

Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counter-parties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty the next business day, or within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund entered into interest rate swap contracts primarily to manage interest rate risk. An interest rate swap is an agreement between the Fund and a counterparty to exchange cash flows based on the difference between two interest rates, applied to a notional amount. These agreements may be privately negotiated in the over-the-counter market (OTC interest rate swaps) or may be executed on a registered exchange (centrally cleared interest rate swaps). For centrally cleared interest rate swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized.

The Fund invests in value recovery instruments (VRI) primarily to gain exposure to economic growth. Periodic payments from VRI are dependent on established benchmarks for underlying variables. VRI has a notional amount, which is used to calculate amounts of payments to holders. Payments are recorded upon receipt as realized gains in the Statement of Operations. The risks of investing in VRI include growth risk, liquidity, and the potential loss of investment.

See Note 10 regarding other derivative information.

d. Restricted Cash

At December 31, 2017, the Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund’s custodian/counterparty broker and is reflected in the Statement of Assets and Liabilities.

34	Annual Report	franklintempleton.com

TEMPLETON INCOME TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Global Total Return Fund (continued)

e. Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity. Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale.

f. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of December 31, 2017, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

g. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Facility fees are recognized as income over the expected term of the loan. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as interest income in the Statement of Operations.

h. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and

franklintempleton.com	Annual Report	35

TEMPLETON INCOME TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Global Total Return Fund (continued)

1. Organization and Significant Accounting Policies (continued)

h. Accounting Estimates (continued)

liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

i. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust.

Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At December 31, 2017, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31, 2017
	Shares	Amount
Class A Shares:
Shares sold	33,742,447	$414,260,382
Shares issued in reinvestment of distributions	2,098,750	25,867,212
Shares redeemed	(58,373,224)	(715,637,680)
Net increase (decrease)	(22,532,027)	$(275,510,086)
Class C Shares:
Shares sold	3,636,927	$44,597,845
Shares issued in reinvestment of distributions	863,774	10,640,768
Shares redeemed	(11,277,134)	(138,380,887)
Net increase (decrease)	(6,776,433)	$(83,142,274)
Class R Shares:
Shares sold	214,481	$2,632,340
Shares issued in reinvestment of distributions	19,095	235,626
Shares redeemed	(312,735)	(3,836,402)
Net increase (decrease)	(79,159)	$(968,436)
Class R6 Shares:
Shares sold	23,169,563	$284,931,861
Shares issued in reinvestment of distributions	2,489,836	30,709,528
Shares redeemed	(12,517,090)	(153,858,430)
Net increase (decrease)	13,142,309	$161,782,959
Advisor Class Shares:
Shares sold	96,887,074	$1,194,713,888
Shares issued in reinvestment of distributions	7,245,294	89,429,422
Shares redeemed	(70,993,581)	(873,545,074)
Net increase (decrease)	33,138,787	$410,598,236

36	Annual Report	franklintempleton.com

TEMPLETON INCOME TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Global Total Return Fund (continued)

	Year Ended		Year Ended
	December 31, 2016[a]		August 31, 2016
	Shares	Amount	Shares	Amount
Class A Shares:
Shares sold	5,849,809	$68,685,438	36,009,060	$411,616,368
Shares issued in reinvestment of distributions	684,516	7,929,731	3,253,285	36,928,679
Shares redeemed	(15,321,994)	(177,825,726)	(71,762,475)	(816,833,215)
Net increase (decrease)	(8,787,669)	$(101,210,557)	(32,500,130)	$(368,288,168)
Class C Shares:
Shares sold	1,610,791	$18,952,745	10,070,574	$115,376,929
Shares issued in reinvestment of distributions	261,158	3,023,172	1,202,657	13,638,666
Shares redeemed	(7,411,433)	(85,946,463)	(26,771,133)	(304,308,542)
Net increase (decrease)	(5,539,484)	$(63,970,546)	(15,497,902)	$(175,292,947)
Class R Shares:
Shares sold	52,944	$616,044	247,760	$2,824,692
Shares issued in reinvestment of distributions	5,365	62,234	20,553	233,431
Shares redeemed	(99,383)	(1,153,941)	(261,401)	(2,964,574)
Net increase (decrease)	(41,074)	$(475,663)	6,912	$93,549
Class R6 Shares:
Shares sold	3,079,800	$35,791,051	27,604,215	$312,025,720
Shares issued in reinvestment of distributions	660,457	7,664,182	3,367,935	38,213,665
Shares redeemed	(6,360,579)	(74,642,339)	(58,491,831)	(670,053,683)
Net increase (decrease)	(2,620,322)	$(31,187,106)	(27,519,681)	$(319,814,298)
Advisor Class Shares:
Shares sold	40,232,310	$475,936,950	128,624,376	$1,474,440,919
Shares issued in reinvestment of distributions	1,712,056	19,877,297	7,655,779	87,105,264
Shares redeemed	(35,267,797)	(410,127,471)	(248,738,283)	(2,835,271,422)
Net increase (decrease)	6,676,569	$85,686,776	(112,458,128)	$(1,273,725,239)

aFor the period September 1, 2016 to December 31, 2016.

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

franklintempleton.com	Annual Report	37

TEMPLETON INCOME TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Global Total Return Fund (continued)

3. Transactions with Affiliates (continued)

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.700%	Up to and including $200 million
0.650%	Over $200 million, up to and including $1.3 billion
0.600%	Over $1.3 billion, up to and including $2.5 billion
0.585%	Over $2.5 billion, up to and including $5 billion
0.575%	Over $5 billion, up to and including $10 billion
0.565%	In excess of $10 billion

For the year ended December 31, 2017, the gross effective investment management fee rate was 0.604% of the Fund’s average daily net assets.

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.25%
Class C	0.65%
Class R	0.50%

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$74,342
CDSC retained	$18,609

38	Annual Report	franklintempleton.com

TEMPLETON INCOME TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Global Total Return Fund (continued)

e. Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. Effective November 1, 2017, the fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. Prior to November 1, 2017, the fees were account based fees that varied based on fund or account type. In addition, each class reimburses Investor Services for out of pocket expenses incurred and, except for Class R6, reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended December 31, 2017, the Fund paid transfer agent fees of $6,397,861, of which $1,841,316 was retained by Investor Services.

f. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. Prior to September 1, 2013, the waiver was accounted for as a reduction to management fees. During the year ended December 31, 2017, the Fund held investments in affiliated management investment companies as follows:

	Number of			Number of				Net Change in
	Shares Held			Shares	Value		Realized	Unrealized
	at Beginning	Gross	Gross	Held at End	at End	Dividend	Gain	Appreciation
	of Year	Additions	Reductions	of Year	of Year	Income	(Loss)	(Depreciation)
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 0.89%	452,838,453	2,140,698,060	(1,803,204,750)	790,331,763	$790,331,763	$4,653,595	$ —	$ —

g. Other Affiliated Transactions

At December 31, 2017, one or more of the funds in Franklin Fund Allocator Series owned 5.8% of Fund’s outstanding shares.

h. Interfund Transactions

The Fund engaged in purchases and sales of investments with funds or other accounts that have common investment managers (or affiliated investment managers), directors, trustees or officers. During the year ended December 31, 2017, these purchase and sale transactions aggregated $0 and $21,276,629, respectively.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2017, the custodian fees were reduced as noted in the Statement of Operations.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At December 31, 2017, the Fund had long-term capital loss carryforwards of $110,374,541.

For tax purposes, the Fund may elect to defer any portion of a late-year ordinary loss to the first day of the following fiscal year. At December 31, 2017, the Fund deferred late-year ordinary losses of $137,887,848.

franklintempleton.com	Annual Report	39

TEMPLETON INCOME TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Global Total Return Fund (continued)

5. Income Taxes (continued)

The tax character of distributions paid during the years ended December 31, 2017, December 31, 2016 and August 31, 2016, was as follows:

	December 31,		August 31,
	2017	2016	2016
Distributions paid from:
Ordinary income	$74,850,578	$—	$87,396,672
Return of capital	113,716,027	46,899,867	126,110,367
	$188,566,605	$46,899,867	$213,507,039

At December 31, 2017, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$5,030,312,296

Unrealized appreciation	$381,221,160
Unrealized depreciation	(457,616,825)

Net unrealized appreciation (depreciation)	$(76,395,665)

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions and bond discounts and premiums.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2017, aggregated $1,723,382,716 and $2,474,114,390, respectively.

7. Credit Risk

At December 31, 2017, the Fund had 28.5% of its portfolio invested in high yield, senior secured floating rate notes, or other securities rated below investment grade and unrated securities, if any. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

8. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

9. Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act). Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

40	Annual Report	franklintempleton.com

TEMPLETON INCOME TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Global Total Return Fund (continued)

At December 31, 2017, investments in restricted securities, excluding securities exempt from registration under the 1933 Act deemed to be liquid, were as follows:

Principal
Amount*/
Shares/			Acquisition
Warrants		Issuer	Date	Cost	Value
22,026		Edcon Holdings Ltd., F wts., 2/20/49	11/27/15	$234	$—
394,125,656		Edcon Holdings Ltd., F1 wts., 2/20/49	11/27/15	4,175,958	—
31,916,299		Edcon Holdings Ltd., F2 wts., 2/20/49	11/27/15	338,169	—
434,200,485		Holdco 2, A	2/22/11 - 2/01/17	1,608,225	350,942
50,014,925		Holdco 2, B	2/01/17	37,134	40,425
32,908,895		K2016470219 South Africa Ltd., senior secured note, 144A, PIK, 3.00%, 12/31/22	2/22/11 - 12/29/17	30,479,916	493,633
10,207,800	EUR	K2016470219 South Africa Ltd., senior secured note, 144A, PIK, 8.00%, 12/31/22	2/01/17 - 12/29/17	5,831,715	61,237
6,646,950		K2016470260 South Africa Ltd., senior secured note, 144A, PIK, 25.00%, 12/31/22	2/01/17 - 12/29/17	6,450,155	5,118,152
		Total Restricted Securities (Value is 0.1% of Net Assets)		$48,921,506	$6,064,389

*In U.S. dollars unless otherwise indicated.

10. Other Derivative Information

At December 31, 2017, the Fund’s investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives
Derivative Contracts	Statement of			Statement of
Not Accounted for as	Assets and Liabilities			Assets and Liabilities
Hedging Instruments	Location	Fair Value		Location	Fair Value
Interest rate contracts	Variation margin on centrally cleared swap contracts	$20,131,801	[a]	Variation margin on centrally cleared swap contracts	$25,920,345	[a]
	Unrealized appreciation on OTC swap contracts	—		Unrealized depreciation on OTC swap contracts	3,474,051
Foreign exchange contracts	Unrealized appreciation on OTC forward exchange contracts	29,936,135		Unrealized depreciation on OTC forward exchange contracts	113,620,241
Value recovery instruments	Investments in securities, at value	33,756,533	[b]

Totals		$83,824,469			$143,014,637

aThis amount reflects the cumulative appreciation (depreciation) of centrally cleared swap contracts as reported in the Statement of Investments. Only the variation margin receivable/payable at year end is separately reported within the Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

bVRI are included in investments securities, at value in the Statement of Assets and Liabilities.

franklintempleton.com	Annual Report	41

TEMPLETON INCOME TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Global Total Return Fund (continued)

10. Other Derivative Information (continued)

For the year ended December 31, 2017, the effect of derivative contracts in the Fund’s Statement of Operations was as follows:

				Net Change in
				Unrealized
Derivative Contracts		Net Realized		Appreciation
Not Accounted for as	Statement of	Gain (Loss) for	Statement of	(Depreciation)
Hedging Instruments	Operations Location	the Year	Operations Location	for the Year
	Net realized gain (loss) from:		Net change in unrealized
			appreciation (depreciation) on:
Interest rate contracts	Swap contracts	$(13,908,754)	Swap contracts	$ (6,110,080)
Foreign exchange contracts	Forward exchange contracts	(7,620,033)	Forward exchange contracts	(297,700,033)
Value recovery instruments	Investments	—	Investments	15,280,548[a]

Totals		$(21,528,787)		$ (288,529,565)

aVRI are included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2017, the average month end notional amount of swap contracts represented $1,181,720,000. The average month end contract value and fair value of forward exchange contracts and VRI was $5,403,106,190 and $26,350,520, respectively.

At December 31, 2017, the Fund’s OTC derivative assets and liabilities are as follows:

	Gross Amounts of
	Assets and Liabilities Presented
	in the Statement of Assets and Liabilities
	Assets[a]	Liabilities[a]
Derivatives
Forward exchange contracts	$29,936,135	$113,620,241
Swap contracts	—	3,474,051
Total	$29,936,135	$117,094,292

aAbsent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

At December 31, 2017, the Fund’s OTC derivative assets, which may be offset against the Fund’s OTC derivative liabilities and collateral received from the counterparty, are as follows:

		Amounts Not Offset in the
		Statement of Assets and Liabilities

	Gross
	Amounts of	Financial	Financial
	Assets Presented in	Instruments	Instruments	Cash	Net Amount
	the Statement of	Available for	Collateral	Collateral	(Not less
	Assets and Liabilities	Offset	Received	Received[a]	than zero)
Counterparty
BOFA	$ 1,555,518	$(1,555,518)	$ —	$—	$ —
BZWS	4,616,124	(700,063)	—	(3,916,061)	—
CITI	6,204,151	(6,204,151)	—	—	—
DBAB	5,398,163	(5,398,163)	—	—	—
GSCO	812,621	(812,621)	—	—	—
HSBK	3,633,179	(3,633,179)	—	—	—
JPHQ	5,120,584	(5,120,584)	—	—	—
MSCO	1,367,920	(1,367,920)	—	—	—
SCNY	1,227,875	(248,952)	—	(978,923)	—
UBSW	—	—	—	—	—
Total	$ 29,936,135	$(25,041,151)	$ —	$(4,894,984)	$ —

42	Annual Report	franklintempleton.com

TEMPLETON INCOME TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Global Total Return Fund (continued)

At December 31, 2017, the Fund’s OTC derivative liabilities, which may be offset against the Fund’s OTC derivative assets and collateral pledged to the counterparty, are as follows:

		Amounts Not Offset in the Statement of Assets and Liabilities

	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged	Cash Collateral Pledged	Net Amount (Not less than zero)

Counterparty
BOFA	$ 3,570,599	$(1,555,518)	$ —	$(940,000)	$1,075,081
BZWS	700,063	(700,063)	—	—	—
CITI	49,137,508	(6,204,151)	—	(39,980,000)	2,953,357
DBAB	9,569,787	(5,398,163)	—	(2,620,000)	1,551,624
GSCO	4,877,609	(812,621)	—	(2,300,000)	1,764,988
HSBK	16,142,932	(3,633,179)	—	(11,060,000)	1,449,753
JPHQ	25,228,854	(5,120,584)	—	(16,910,000)	3,198,270
MSCO	3,340,043	(1,367,920)	—	(1,390,000)	582,123
SCNY	248,952	(248,952)	—	—	—
UBSW	4,277,945	—	—	(2,830,000)	1,447,945

Total	$117,094,292	$(25,041,151)	$ —	$(78,030,000)	$14,023,141

aIn some instances, the collateral amounts disclosed in the table above were adjusted due to the requirement to limit collateral amounts to avoid the effect of overcollateral-ization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

See Note 1(c) regarding derivative financial instruments.

See Abbreviations on page 45.

11. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matured on February 9, 2018. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 9, 2018, the Borrowers renewed the Global Credit Facility for a one year term, maturing February 8, 2019, for a total of $2 billion.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended December 31, 2017, the Fund did not use the Global Credit Facility.

12. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

franklintempleton.com	Annual Report	43

TEMPLETON INCOME TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Global Total Return Fund (continued)

12. Fair Value Measurements (continued)

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of December 31, 2017, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total

Assets:
Investments in Securities:[a]
Equity Investments:[b]
South Africa	$—	$—	$391,367	[c]	$391,367
United States	—	1,332,129	—		1,332,129
Convertible Bonds	—	57,327,237	—		57,327,237
Senior Floating Rate Interests	—	129,312	—		129,312
Foreign Government and Agency Securities	—	3,496,881,127	—		3,496,881,127
Escrows and Litigation Trusts	—	—	—	[c]	—
Quasi-Sovereign and Corporate Bonds:
South Africa	—	5,611,785	61,237		5,673,022
Short Term Investments	1,092,567,326	386,753,021	—		1,479,320,347

Total Investments in Securities	$1,092,567,326	$3,948,034,611	$452,604		$5,041,054,541

Other Financial Instruments:
Forward Exchange Contracts	$—	$29,936,135	$—		$29,936,135
Swap Contracts	—	20,131,801	—		20,131,801

Total Other Financial Instruments	$—	$50,067,936	$—		$50,067,936

Liabilities:
Other Financial Instruments:
Forward Exchange Contracts	$—	$113,620,241	$—		$113,620,241
Swap Contracts	—	29,394,396	—		29,394,396

Total Other Financial Instruments	$—	$143,014,637	$—		$143,014,637

aFor detailed categories, see the accompanying Statement of Investments.

bIncludes common and convertible preferred stocks as well as other equity investments.

cIncludes securities determined to have no value at December 31, 2017.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the beginning and/or end of the year.

13. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

44	Annual Report	franklintempleton.com

TEMPLETON INCOME TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Global Total Return Fund (continued)

Abbreviations

Counterparty		Currency		Selected Portfolio
BOFA	Bank of America Corp.	ARS	Argentine Peso	BADLAR	Argentina Deposit Rates Badlar Private
BZWS	Barclays Bank PLC	AUD	Australian Dollar		Banks ARS
CITI	Citigroup, Inc.	BRL	Brazilian Real	FRN	Floating Rate Note
DBAB	Deutsche Bank AG	COP	Colombian Peso	GDP	Gross Domestic Product
GSCO	The Goldman Sachs Group Inc.	DEM	Deutsche Mark	LIBOR	London InterBank Offered Rate
HSBK	HSBC Bank PLC	EUR	Euro	PIK	Payment-In-Kind
JPHQ	JP Morgan Chase & Co.	GHS	Ghanaian Cedi	VRI	Value Recovery Instruments
MSCO	Morgan Stanley	IDR	Indonesian Rupiah
SCNY	Standard Chartered Bank	INR	Indian Rupee
UBSW	UBS AG	KRW	South Korean Won
		MXN	Mexican Peso
		PHP	Philippine Peso
		RSD	Serbian Dinar
		USD	United States Dollar
		ZAR	South African Rand

franklintempleton.com	Annual Report	45

TEMPLETON INCOME TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Templeton Income Trust and Shareholders of Templeton Global Total Return Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Templeton Global Total Return Fund (the “Fund”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statements of changes in net assets for the year ended December 31, 2017, the period September 1, 2016 through December 31, 2016, and the year ended August 31, 2016, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year ended December 31, 2017, the changes in its net assets for the year ended December 31, 2017, the period September 1, 2016 through December 31, 2016, and the year ended August 31, 2016, and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 20, 2018

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

46	Annual Report	franklintempleton.com

TEMPLETON INCOME TRUST

Tax Information (unaudited)

Templeton Global Total Return Fund

At December 31, 2016, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund hereby report to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Internal Revenue Code (Code). This written statement will allow shareholders of record on January 13, 2017, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

Class	Foreign Tax Paid Per Share	Foreign Source Income Per Share	Foreign Source Qualified Dividends Per Share

Class A	$0.0072	$0.1459	$ —
Class C	$0.0072	$0.1275	—
Class R	$0.0072	$0.1354	—
Class R6	$0.0072	$0.1629	—
Advisor Class	$0.0072	$0.1576	—

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.1

Foreign Source Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund.1

By mid-February 2018, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the calendar year 2017. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2017 individual income tax returns.

At December 31, 2017, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. The Fund elects to treat foreign taxes paid as allowed under Section 853 of the Code. This election will allow shareholders of record as of the first distribution in 2018, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

1Qualified dividends are taxed at reduced long term capital gains tax rates. In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.

franklintempleton.com	Annual Report	47

TEMPLETON INCOME TRUST

Special Meeting of Shareholders

MEETING OF SHAREHOLDERS: OCTOBER 30, 2017 AND RECONVENED ON DECEMBER 15, 2017 AND DECEMBER 29, 2017

(UNAUDITED)

A Special Meeting of Shareholders of Templeton Income Trust was held at the offices of Franklin Templeton Investments, One Franklin Parkway, San Mateo, California on October 30, 2017 and reconvened on December 15, 2017 and December 29, 2017. The purpose of the meeting was to elect Trustees of Templeton Income Trust and to vote on the following proposals: to approve the use of a “manager of managers” structure whereby the Fund’s investment manager would be able to hire and replace subadvisers without shareholder approval and to approve an amended fundamental investment restriction regarding investments in commodities for the Fund. At the meeting, (i) the following persons were elected by the shareholders to serve as Trustees of Templeton Income Trust: Harris J. Ashton, Ann Torre Bates, Mary C. Choksi, Edith E. Holiday, Gregory E. Johnson, Rupert H. Johnson, Jr., J. Michael Luttig, David W. Niemiec, Larry D. Thompson, Constantine D. Tseretopoulos, and Robert E. Wade and (ii) the proposals to use a “manager of managers” structure and to approve the amended fundamental investment restriction regarding investments in commodities were approved by shareholders. No other business was transacted at the meeting.

The results of the voting at the meeting are as follows:

Proposal 1.	To elect a Board of Trustees:

Name	For	Withheld

Harris J. Ashton	2,245,000,342	39,406,689
Ann Torre Bates	2,245,209,719	39,192,314
Mary C. Choksi	2,245,204,857	39,202,177
Edith E. Holiday	2,245,128,911	39,278,121
Gregory E. Johnson	2,245,232,924	39,174,108
Rupert H. Johnson, Jr.	2,244,966,307	39,440,725
J. Michael Luttig	2,244,827,334	39,579,698
David W. Niemiec	2,245,105,092	39,301,940
Larry D. Thompson	2,245,128,168	39,278,864
Constantine D. Tseretopoulos	2,245,128,841	39,278,190
Robert E. Wade	2,245,153,718	39,253,314

Total Trust Shares Outstanding*: 3,753,885,536

* As of the record date.

48	Annual Report	franklintempleton.com

TEMPLETON INCOME TRUST

SPECIAL MEETING OF SHAREHOLDERS

Proposal 2.	To approve the use of a “manager of managers” structure whereby the Fund’s investment manager would be able to hire and replace subadvisers without shareholder approval:

Shares

For	209,839,887
Against	5,332,221
Abstain	3,737,323
Broker Non-Votes	68,457,979
Total Fund Shares Voted	287,367,409
Total Fund Shares Outstanding*	453,913,262

Proposal 3.	To approve an amended fundamental investment restriction regarding investments in commodities:

Shares

For	210,159,464
Against	4,172,670
Abstain	4,577,296
Broker Non-Votes	68,457,979
Total Fund Shares Voted	287,367,409
Total Fund Shares Outstanding*	453,913,262

franklintempleton.com	Annual Report	49

TEMPLETON INCOME TRUST

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of US registered portfolios overseen in the Franklin Templeton Investments fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Harris J. Ashton (1932) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 1992	139	Bar-S Foods (meat packing company) (1981-2010).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Ann Torre Bates (1958) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2008	40

Ares Capital Corporation (specialty finance company) (2010-present), United Natural Foods, Inc. (distributor of natural, organic and specialty foods) (2013-present), Allied Capital Corporation (financial services) (2003-2010), SLM Corporation (Sallie Mae) (1997-2014) and Navient Corporation (loan management, servicing and asset recovery) (2014-2016).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly , Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

Mary C. Choksi (1950) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2016	139

Avis Budget Group Inc. (car rental) (2007-present), Omnicom Group Inc. (advertising and marketing communications services) (2011-present) and White Mountains Insurance Group, Ltd. (holding company) (2017-present).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Founder and Senior Advisor, Strategic Investment Group (investment management group) (2015-2017); Founding Partner and Senior Managing Director, Strategic Investment Group (1987-2015); Founding Partner and Managing Director, Emerging Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior Pension Investment Officer, World Bank Group (international financial institution) (1977-1987).

Edith E. Holiday (1952) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Lead Independent Trustee	Trustee since 2001 and Lead Independent Trustee since 2007	139

Hess Corporation (exploration of oil and gas) (1993-present), Canadian National Railway (railroad) (2001-present), White Mountains Insurance Group, Ltd. (holding company) (2004-present), Santander Consumer USA Holdings, Inc. (consumer finance) (2016-present), RTI International Metals, Inc. (manufacture and distribution of titanium) (1999-2015) and H.J. Heinz Company (processed foods and allied products) (1994-2013).

Principal Occupation During at Least the Past 5 Years:

Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison - United States Treasury Department (1988-1989).

50	Annual Report	franklintempleton.com

TEMPLETON INCOME TRUST

Independent Board Members (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
J. Michael Luttig (1954) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2009	139	Boeing Capital Corporation (aircraft financing) (2006-2013).
Principal Occupation During at Least the Past 5 Years:

Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company) (2006-present); and formerly, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

David W. Niemiec (1949) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2005	40	Hess Midstream Partners LO (oil and gas midstream infrastructure) (2017-present).
Principal Occupation During at Least the Past 5 Years:

Advisor, Saratoga Partners (private equity fund); and formerly, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial Officer, Dillon, Read & Co. Inc. (1982-1997).

Larry D. Thompson (1945) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2005	139

The Southern Company (energy company) (2014-present; previously 2010-2012), Graham Holdings Company (education and media organization) (2011-present) and Cbeyond, Inc. (business communications provider) (2010-2012).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; Counsel, Finch McCranie, LLP (law firm) (2015-present); Independent Compliance Monitor and Auditor, Volkswagen AG (manufacturer of automobiles and commercial vehicles) (2017-present); John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2015-present; previously 2011-2012); and formerly, Executive Vice President - Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (2012-2014); Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003)

Constantine D. Tseretopoulos (1954) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2003	26	None
Principal Occupation During at Least the Past 5 Years:

Physician, Chief of Staff, owner and operator of the Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and formerly, Cardiology Fellow, University of Maryland (1985-1987); and Internal Medicine Resident, Greater Baltimore Medical Center (1982-1985).

Robert E. Wade (1946) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2006	40	El Oro Ltd (investments) (2003-present).
Principal Occupation During at Least the Past 5 Years:
Attorney at law engaged in private practice as a sole practitioner (1972-2008) and member of various boards.

franklintempleton.com	Annual Report	51

TEMPLETON INCOME TRUST

Interested Board Members and Officers

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
**Gregory E. Johnson (1961)	Trustee	Since 2007	153	None
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:

Chairman of the Board, Member – Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 43 of the investment companies in Franklin Templeton Investments; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

**Rupert H. Johnson, Jr. (1940)	Chairman of	Chairman of the	139	None
One Franklin Parkway	the Board,	Board and Trustee
San Mateo, CA 94403-1906	Trustee and	since 2013 and
	Vice President	Vice President
since 1996
Principal Occupation During at Least the Past 5 Years:

Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964)	Vice President	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:

Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.
Steven J. Gray (1955)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and FASA, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Matthew T. Hinkle (1971)	Chief Executive	Since June 2017	Not Applicable	Not Applicable
One Franklin Parkway	Officer –
San Mateo, CA 94403-1906	Finance and
Administration
Principal Occupation During at Least the Past 5 Years:

Senior Vice President, Franklin Templeton Services, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; formerly, Vice President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton Investments (2009-2017).

Robert G. Kubilis (1973)	Chief Financial	Since June 2017	Not Applicable	Not Applicable
300 S.E. 2nd Street	Officer and
Fort Lauderdale, FL 33301-1923	Chief
Accounting
Officer and
Treasurer

Principal Occupation During at Least the Past 5 Years:

Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of 17 of the investment companies in Franklin
Templeton Investments.

52	Annual Report	franklintempleton.com

TEMPLETON INCOME TRUST

Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Robert Lim (1948) One Franklin Parkway San Mateo, CA 94403-1906	Vice President –AML Compliance	Since 2016	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton Investor Services, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Christopher J. Molumphy (1962) One Franklin Parkway San Mateo, CA 94403-1906	President and Chief Executive Officer – Investment Management	Since 2002	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 22 of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Associate General Counsel, Franklin Templeton Investments; Vice President and Corporate Secretary, Fiduciary Trust International of the South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Compliance Officer	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments (2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Navid J. Tofigh (1972) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2015	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

franklintempleton.com	Annual Report	53

TEMPLETON INCOME TRUST

Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Lori A. Weber (1964)	Secretary and	Secretary since	Not Applicable	Not Applicable
300 S.E. 2nd Street	Vice President	2013 and Vice
Fort Lauderdale, FL 33301-1923		President since 2011

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.

Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the US Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated each of Ann Torre Bates and David W. Niemiec as an audit committee financial expert. The Board believes that Ms. Bates and Mr. Niemiec qualify as such an expert in view of their extensive business background and experience. Ms. Bates has served as a member of the Fund Audit Committee since 2008. She currently serves as a director of Ares Capital Corporation (2010-present) and United Natural Foods, Inc. (2013-present) and was formerly a director of Navient Corporation from 2014 to 2016, SLM Corporation from 1997 to 2014 and Allied Capital Corporation from 2003 to 2010, Executive Vice President and Chief Financial Officer of NHP Incorporated from 1995 to 1997 and Vice President and Treasurer of US Airways, Inc. until 1995. Mr. Niemiec has served as a member of the Fund Audit Committee since 2005, currently serves as an Advisor to Saratoga Partners and was formerly its Managing Director from 1998 to 2001 and serves as a director of Hess Midstream Partners LP (2017-present). Mr. Niemiec was formerly a director of Emeritus Corporation from 1999 to 2010 and OSI Pharmaceuticals, Inc. from 2006 to 2010, Managing Director of SBC Warburg Dillon Read from 1997 to 1998, and was Vice Chairman from 1991 to 1997 and Chief Financial Officer from 1982 to 1997 of Dillon, Read & Co. Inc. As a result of such background and experience, the Board believes that Ms. Bates and Mr. Niemiec have each acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Ms. Bates and Mr. Niemiec are independent Board members as that term is defined under the applicable US Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

54	Annual Report	franklintempleton.com

TEMPLETON INCOME TRUST

TEMPLETON GLOBAL TOTAL RETURN FUND

Shareholder Information

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the US Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the US Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

franklintempleton.com	Annual Report	55

This page intentionally left blank.

Annual Report and Shareholder Letter Templeton Global Total Return Fund
Investment Manager Franklin Advisers, Inc.
Distributor
Franklin Templeton Distributors, Inc. (800) DIAL BEN® / 342-5236 franklintempleton.com
Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2018 Franklin Templeton Investments. All rights reserved.	407 A 02/18

FRANKLIN TEMPLETON INVESTMENTS

Annual Report and Shareholder Letter

December 31, 2017

Templeton International Bond Fund

A SERIES OF TEMPLETON INCOME TRUST

Sign up for electronic delivery at franklintempleton.com/edelivery

Franklin Templeton Investments

Gain From Our Perspective®

At Franklin Templeton Investments, we’re dedicated to one goal: delivering exceptional asset management for our clients. By bringing together multiple, world-class investment teams in a single firm, we’re able to offer specialized expertise across styles and asset classes, all supported by the strength and resources of one of the world’s largest asset managers. This has helped us to become a trusted partner to individual and institutional investors across the globe.

Dear Shareholder:

During the 12 months ended December 31, 2017, the global economy generally expanded amid improved commodity prices, generally upbeat economic data, encouraging corporate earnings and the European Central Bank’s (ECB’s) extension of its monetary easing time frame. The ECB kept its benchmark interest rate unchanged, while the US Federal Reserve (Fed) raised its target range for the federal funds rate 0.25% three times in 2017 to 1.25%–1.50% amid signs of a growing US economy. The Fed’s inflation outlook remained essentially the same. In this environment, global government bonds, as measured by the Citigroup World Government Bond Index, rose in both US dollar and local currency terms. The US dollar declined against most foreign currencies during the period.

We are committed to our long-term perspective and disciplined investment approach as we conduct a rigorous, fundamental analysis of securities with a regular emphasis on investment risk management.

Historically, patient investors have achieved rewarding results by evaluating their goals, diversifying their assets globally and maintaining a disciplined investment program, all hallmarks of the Templeton investment philosophy developed more than 60 years ago. We continue to recommend investors consult their financial advisors and review their portfolios to design a long-term strategy and portfolio allocation that meet their individual needs, goals and risk tolerance.

Templeton International Bond Fund’s annual report includes more detail about prevailing conditions and a discussion about investment decisions during the period. Please remember all securities markets fluctuate, as do mutual fund share prices.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,

Christopher J. Molumphy, CFA

President and Chief Executive Officer – Investment Management Templeton Income Trust

This letter reflects our analysis and opinions as of December 31, 2017, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

CFA® is a trademark owned by CFA Institute.

Not FDIC Insured	| May Lose Value	| No Bank Guarantee

franklintempleton.com	Not part of the annual report	1

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

2	Annual Report	franklintempleton.com

Annual Report

Templeton International Bond Fund

This annual report for Templeton International Bond Fund covers the fiscal year ended December 31, 2017.

Your Fund’s Goal and Main Investments

The Fund seeks current income with capital appreciation and growth of income. Under normal market conditions, the Fund invests at least 80% of its net assets in “bonds.” The Fund invests predominantly in bonds issued by governments, government-related entities and government agencies located outside of the US. Bonds include debt obligations of any maturity, such as bonds, notes, bills and debentures.

Performance Overview

For the 12 months under review, the Fund’s Class A shares posted a +2.25% cumulative total return. In comparison, the Fund’s benchmark, the Citigroup Non-USD World Government Bond Index (WGBI), which measures performance of investment-grade, non-US world government bond markets, had a cumulative total return of +10.33% in US dollar terms for the same period.1 You can find more of the Fund’s performance data in the Performance Summary beginning on page 7.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

The year began with a rally in emerging markets (EMs), as fourth-quarter 2016 fears for potential trade shocks dissipated. Capital moved into several markets we considered undervalued at a pace not seen in a number of years. The strengthening trends in specific EMs largely continued throughout much of 2017, particularly in select areas of Latin America and Asia.

Duration exposures around the world generally performed well during the year, as rates in developed markets remained relatively low or range-bound, while a number of EM local-currency markets saw declining yields and strengthening valuations.

The 10-year US Treasury note reached its highest yield of 2017 at 2.62% on March 13, two days before the US Federal Reserve (Fed) made its first rate hike of 2017. However, yields declined in the second and third quarters as policy setbacks from the Trump administration and subdued inflation figures appeared to dampen expectations for higher rates.

Portfolio Composition*

Based on Total Net Assets as of 12/31/17

*Figures represent the net Fund exposure and include certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derivatives or other factors.

**Includes foreign treasury bills, money market funds and other net assets less liabilities.

Those negative trends began to reverse in the fall months as Fed Chair Janet Yellen returned from Jackson Hole, Wyoming, with more hawkish-sounding comments on the need to normalize monetary policy. Additionally, a moderate pickup in inflation, exceptional strength in US labor markets, progress on tax reform and a new Fed chair nomination (Jay Powell) appeared to push rate expectations higher, in our opinion. The Fed also began unwinding its nearly $4.5 trillion balance sheet in October. Ultimately, the Fed raised rates 25 basis points three times in 2017, as it indicated it would.

On the currency front, the US dollar broadly weakened during much of the year, with notable weakness against the euro and Mexican peso during the summer months. Those trends moderately reversed in September and October, before

1. Source: Morningstar.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 16.

franklintempleton.com	Annual Report	3

TEMPLETON INTERNATIONAL BOND FUND

Geographic Composition*

Based on Total Net Assets as of 12/31/17

*Figures represent the net Fund exposure and include certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derivatives or other factors.

resuming over the final two months of the year, leaving the US dollar broadly weaker in 2017.

In Europe, economic optimism surged in the summer months, driven by the cyclical upswing in eurozone growth as well as some political refortifying after Emmanuel Macron’s victory in the French election in May. The euro appreciated 13.85% against the US dollar during the year.2 However, growing populist/nationalist movements in a number of countries continued to test the political cohesion across the eurozone. Angela Merkel’s win in the German election in September came with new uncertainties around forming a coalition government.

In October, European Central Bank (ECB) President Mario Draghi announced a reduction in the ECB’s bond-buying program, as expected, to €30 billion per month, down from a €60 billion monthly pace, scheduled to begin in January 2018. Draghi also indicated that rates would not be hiked until quantitative easing (QE) ends, implying that rates would likely remain unchanged in the upcoming year.

In Japan, Prime Minister Shinzo Abe’s political mandate was reaffirmed after his political coalition maintained its supermajority in October elections. The Bank of Japan (BOJ) continued to deploy massive levels of QE throughout 2017; however, the yen appreciated 3.54% against the US dollar during the year.2

2. Source: FactSet.

Investment Strategy

We invest selectively in non-US bonds around the world based upon our assessment of changing market, political and economic conditions. While seeking opportunities, we monitor various factors including changes in interest rates, currency exchange rates and credit risks. For purposes of pursuing its investment goals, the Fund regularly enters into various currency-related transactions involving derivative instruments, principally currency and cross currency forwards, but it may also use currency and currency index futures contracts. The Fund may also enter into various other transactions involving derivatives, including swap agreements (which may include interest rate and credit default swaps).

What is a currency forward contract?

A currency forward contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency in exchange for another currency at a specific exchange rate on a future date. Currency forward contracts are privately traded in the interbank market, not on a centralized exchange.

Manager’s Discussion

On the whole, we continued to position the Fund for rising rates by maintaining low portfolio duration and aiming at a negative correlation with US Treasury returns. We also continued to actively seek select duration exposures that we believe can offer positive real yields without taking undue interest-rate risk, favoring countries that we believe have solid underlying fundamentals and prudent fiscal, monetary and financial policies. When investing globally, investment opportunities may take time to materialize, which may require weathering periods of volatility as the longer term investing theses develop. During the period, we added to some of our strongest investment convictions as prices became cheaper during periods of heightened volatility. We also maintained exposures to a number of emerging market currencies that we believe remained fundamentally undervalued. Overall, we were positioned for depreciation of the euro and Japanese yen, rising US Treasury yields and currency appreciation in select emerging markets. During the period, we used forward currency exchange contracts to actively manage currencies. We also used interest-rate swaps to tactically manage duration exposures.

During the period, the Fund’s positive absolute performance was largely attributable to interest-rate strategies and sovereign

4	Annual Report	franklintempleton.com

TEMPLETON INTERNATIONAL BOND FUND

What is an interest-rate swap?

An interest-rate swap is an agreement between two parties to exchange interest-rate payment obligations, generally one based on an interest rate fixed to maturity and the other based on an interest rate that changes in accordance with changes in a designated benchmark (for example, LIBOR, prime, commercial paper or other benchmarks).

What is duration?

Duration is a measure of a bond’s price sensitivity to interest-rate changes. In general, a portfolio of securities with a lower duration can be expected to be less sensitive to interest-rate changes than a portfolio with a higher duration.

credit exposures. Currency positions had a largely neutral effect on absolute results. The Fund maintained a defensive approach regarding interest rates in developed markets, while holding duration exposures in select emerging markets. Select duration exposures in Latin America (Brazil) and Asia ex-Japan (Indonesia) contributed to absolute performance, while negative duration exposure to US Treasuries detracted. Among currencies, the Fund’s net-negative positions in the euro, the Japanese yen and the Australian dollar detracted from absolute results. However, currency positions in Latin America (the Mexican peso and Brazilian real) and Asia ex-Japan (the Indian rupee) contributed to absolute performance.

On a relative basis, the Fund’s underperformance was largely due to currency positions. Interest-rate strategies and sovereign credit exposures contributed to relative results. Among currencies, the Fund’s underweighted positions in the euro, the Japanese yen and the Australian dollar detracted from relative performance. However, overweighted currency positions in Latin America (the Mexican peso and Brazilian real) and Asia ex-Japan (the Indian rupee) contributed to relative results. The Fund maintained a defensive approach regarding interest rates in developed markets, while holding duration exposures in select emerging markets. Select overweighted duration exposures in Latin America (Brazil) and Asia ex-Japan (Indonesia) contributed to relative performance, while underweighted duration exposure in the US detracted.

Currency Composition*

12/31/17

% of Total Net Assets

Americas	160.1%

U.S. Dollar	114.6%

Mexican Peso	22.3%

Brazilian Real	14.0%

Colombian Peso	4.6%

Argentine Peso	4.6%

Middle East & Africa	3.3%

South Africa Rand	1.7%

Ghananian Cedi	1.6%

Asia Pacific	-24.9%

Indian Rupee	10.6%

Indonesian Rupiah	10.3%

Philippine Peso	2.8%

South Korean Won	-7.1%

Australian Dollar	-9.3%

Japanese Yen	-32.2%

Europe	-38.5%

Euro	-38.5%

*Figures represent the net Fund exposure and include certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derivatives or other factors.

franklintempleton.com	Annual Report	5

TEMPLETON INTERNATIONAL BOND FUND

Thank you for your continued participation in Templeton International Bond Fund. We look forward to serving your future investment needs.

Michael Hasenstab, Ph.D. Lead Portfolio Manager

Sonal Desai, Ph.D. Portfolio Manager

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2017, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

6	Annual Report	franklintempleton.com

TEMPLETON INTERNATIONAL BOND FUND

Performance Summary as of December 31, 2017

The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 12/31/171

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 4.25% and the minimum is 0%. Class A: 4.25% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]

A
1-Year	+2.25%	-2.08%
5-Year	-0.19%	-0.90%
10-Year	+55.13%	+4.04%

Advisor
1-Year	+2.51%	+2.51%
5-Year	+1.14%	+0.23%
10-Year	+59.40%	+4.77%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 9 for Performance Summary footnotes.

franklintempleton.com	Annual Report	7

TEMPLETON INTERNATIONAL BOND FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

Class A (1/1/08–12/31/17)

Advisor Class (1/1/08–12/31/17)

See page 9 for Performance Summary footnotes.

8	Annual Report	franklintempleton.com

TEMPLETON INTERNATIONAL BOND FUND

PERFORMANCE SUMMARY

Distributions (1/1/17–12/31/17)

Share Class	Net Investment Income
A	$0.2826
C	$0.2393
R	$0.2569
R6	$0.1462
Advisor	$0.3101

Total Annual Operating Expenses6

Share Class	With Waiver	Without Waiver
A	1.03%	1.62%
Advisor	0.78%	1.37%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Derivatives, including currency management strategies, involve costs and can create economic leverage in the portfolio, which may result in significant volatility and cause the Fund to participate in losses on an amount that exceeds the Fund’s initial investment. The Fund may not achieve the anticipated benefits, and may realize losses when a counterparty fails to perform as promised. The markets for particular securities or types of securities are or may become relatively illiquid. Reduced liquidity will have an adverse impact on the security’s value and on the Fund’s ability to sell such securities when necessary to meet the Fund’s liquidity needs or in response to a specific market event. Foreign securities involve special risks, including currency fluctuations (which may be significant over the short term) and economic and political uncertainties; investments in emerging markets involve heightened risks related to the same factors. Sovereign debt securities are subject to various risks in addition to those relating to debt securities and foreign securities generally, including, but not limited to, the risk that a government entity may be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations when due. Investments in lower rated bonds include higher risk of default and loss of principal. Bond prices generally move in the opposite direction of interest rates. As the prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has an expense reduction and a fee waiver associated with any investments it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 4/30/18. Fund investment results reflect the expense reduction and fee waiver; without these reductions, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Source: Morningstar. The Citigroup Non-USD WGBI is a market capitalization-weighted index consisting of investment-grade world government bond markets; it includes all WGBI countries except the US and is stated in US dollar terms.

5. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index (CPI) is a commonly used measure of the inflation rate.

6. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

franklintempleton.com	Annual Report	9

TEMPLETON INTERNATIONAL BOND FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period 7/1/17–12/31/17[1,2]	Ending Account Value 12/31/17	Expenses Paid During Period 7/1/17–12/31/17[1,2]	Net Annualized Expense Ratio[2]
A	$1,000	$991.30	$4.97	$1,020.21	$5.04	0.99%
C	$1,000	$989.40	$6.92	$1,018.25	$7.02	1.38%
R	$1,000	$990.10	$6.22	$1,018.95	$6.31	1.24%
R6	$1,000	$993.90	$3.16	$1,022.08	$3.16	0.62%
Advisor	$1,000	$992.60	$3.72	$1,021.48	$3.77	0.74%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

10	Annual Report	franklintempleton.com

TEMPLETON INCOME TRUST

Financial Highlights

Templeton International Bond Fund

	Year Ended December 31,		Year Ended August 31,
	2017	2016[a]	2016	2015	2014	2013
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.61	$10.07	$10.03	$11.86	$11.30	$11.70
Income from investment operations[b]:
Net investment income[c]	0.42	0.12	0.34	0.30	0.26	0.26
Net realized and unrealized gains (losses)	(0.18)	0.44	(0.17)	(1.68)	0.61	(0.14)
Total from investment operations	0.24	0.56	0.17	(1.38)	0.87	0.12
Less distributions from:
Net investment income	(0.28)	—	(0.04)	(0.45)	(0.31)	(0.46)
Net realized gains	—	—	—	—	—	(—)[d]
Tax return of capital	—	(0.02)	(0.09)	—	—	(0.06)
Total distributions	(0.28)	(0.02)	(0.13)	(0.45)	(0.31)	(0.52)
Net asset value, end of year	$10.57	$10.61	$10.07	$10.03	$11.86	$11.30

Total return[e]	2.25%	5.54%	1.70%	(11.90)%	7.77%	0.89%

Ratios to average net assets[f]
Expenses before waiver and payments by affiliates and expense reduction	1.44%	1.58%	1.27%	1.17%	1.14%	1.13%
Expenses net of waiver and payments by affiliates and expense reduction	0.99%	0.99%	0.99%	1.04%[g]	1.04%[g]	1.04%
Net investment income	3.87%	3.48%	3.28%	2.72%	2.23%	2.14%

Supplemental data
Net assets, end of year (000’s)	$71,262	$84,766	$92,981	$84,779	$141,831	$127,365
Portfolio turnover rate	88.62%	31.37%	105.96%	43.49%	33.45%	43.53%

aFor the period September 1, 2016 to December 31, 2016.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dAmount rounds to less than $0.01 per share.

eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	11

TEMPLETON INCOME TRUST

FINANCIAL HIGHLIGHTS

Templeton International Bond Fund (continued)

	Year Ended December 31,		Year Ended August 31,
	2017	2016[a]	2016	2015	2014	2013

Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.62	$10.08	$10.04	$11.87	$11.31	$11.71
Income from investment operations[b]:
Net investment income[c]	0.38	0.11	0.29	0.26	0.22	0.21
Net realized and unrealized gains (losses)	(0.18)	0.43	(0.16)	(1.68)	0.61	(0.13)
Total from investment operations	0.20	0.54	0.13	(1.42)	0.83	0.08
Less distributions from:
Net investment income and net foreign currency gains	(0.24)	—	(0.03)	(0.41)	(0.27)	(0.42)
Net realized gains	—	—	—	—	—	(—)[d]
Tax return of capital	—	(—)[d]	(0.06)	—	—	(0.06)
Total distributions	(0.24)	—	(0.09)	(0.41)	(0.27)	(0.48)
Net asset value, end of year	$10.58	$10.62	$10.08	$10.04	$11.87	$11.31

Total return[e]	1.84%	5.36%	1.30%	(12.20)%	7.38%	0.58%

Ratios to average net assets[f]
Expenses before waiver and payments by affiliates and expense reduction	1.84%	1.98%	1.66%	1.51%	1.49%	1.48%
Expenses net of waiver and payments by affiliates and expense reduction	1.39%	1.39%	1.38%	1.38% [g]	1.39% [g]	1.39%
Net investment income	3.47%	3.08%	2.89%	2.38%	1.88%	1.79%

Supplemental data
Net assets, end of year (000’s)	$9,733	$11,563	$11,906	$15,559	$23,990	$27,270
Portfolio turnover rate	88.62%	31.37%	105.96%	43.49%	33.45%	43.53%

aFor the period September 1, 2016 to December 31, 2016.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dAmount rounds to less than $0.01 per share.

eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

12	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON INCOME TRUST

FINANCIAL HIGHLIGHTS

Templeton International Bond Fund (continued)

	Year Ended December 31,		Year Ended August 31,
	2017	2016[a]	2016	2015	2014	2013

Class R
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.61	$10.08	$10.03	$11.87	$11.31	$11.71
Income from investment operations[b]:
Net investment income[c]	0.40	0.11	0.30	0.28	0.24	0.23
Net realized and unrealized gains (losses)	(0.19)	0.43	(0.15)	(1.70)	0.61	(0.13)
Total from investment operations	0.21	0.54	0.15	(1.42)	0.85	0.10
Less distributions from:
Net investment income and net foreign currency gains	(0.26)	—	(0.03)	(0.42)	(0.29)	(0.44)
Net realized gains	—	—	—	—	—	(—)[d]
Tax return of capital	—	(0.01)	(0.07)	—	—	(0.06)
Total distributions	(0.26)	(0.01)	(0.10)	(0.42)	(0.29)	(0.50)
Net asset value, end of year	$10.56	$10.61	$10.08	$10.03	$11.87	$11.31

Total return[e]	1.92%	5.44%	1.44%	(12.16)%	7.55%	0.71%

Ratios to average net assets[f]
Expenses before waiver and payments by affiliates and expense reduction	1.69%	1.83%	1.52%	1.37%	1.34%	1.33%
Expenses net of waiver and payments by affiliates and expense reduction	1.24%	1.24%	1.24%	1.24% [g]	1.24% [g]	1.24%
Net investment income	3.62%	3.23%	3.03%	2.52%	2.03%	1.94%

Supplemental data
Net assets, end of year (000’s)	$286	$1,010	$1,005	$1,001	$1,558	$1,452
Portfolio turnover rate	88.62%	31.37%	105.96%	43.49%	33.45%	43.53%

aFor the period September 1, 2016 to December 31, 2016.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dAmount rounds to less than $0.01 per share.

eTotal return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	13

TEMPLETON INCOME TRUST

FINANCIAL HIGHLIGHTS

Templeton International Bond Fund (continued)

Year Ended December 31, 2017[a]

Class R6
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.78
Income from investment operations[b]:
Net investment income[c]	0.18
Net realized and unrealized gains (losses)	(0.24)
Total from investment operations	(0.06)
Less distributions from net investment income	(0.15)
Net asset value, end of year.	$10.57

Total return[d]	(0.61)%

Ratios to average net assets[e]
Expenses before waiver and payments by affiliates and expense reduction	0.99%
Expenses net of waiver and payments by affiliates and expense reduction	0.68%
Net investment income	4.39%

Supplemental data
Net assets, end of year (000’s)	$414
Portfolio turnover rate	88.62%

aFor the period August 1, 2017 (effective date) to December 31, 2017.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

14	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON INCOME TRUST

FINANCIAL HIGHLIGHTS

Templeton International Bond Fund (continued)

	Year Ended December 31,		Year Ended August 31,
	2017	2016[a]	2016	2015	2014		2013

Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.62	$10.08	$10.04	$11.87	$11.31		$11.71
Income from investment operations[b]:
Net investment income[c]	0.45	0.13	0.35	0.33	0.30		0.29
Net realized and unrealized gains (losses)	(0.18)	0.43	(0.16)	(1.68)	0.60		(0.14)
Total from investment operations	0.27	0.56	0.19	(1.35)	0.90		0.15
Less distributions from:
Net investment income and net foreign currency gains	(0.31)	—	(0.04)	(0.48)	(0.34)		(0.49)
Net realized gains	—	—	—	—	—		(—)	[d]
Tax return of capital	—	(0.02)	(0.11)	—	—		(0.06)
Total distributions	(0.31)	(0.02)	(0.15)	(0.48)	(0.34)		(0.55)
Net asset value, end of year	$10.58	$10.62	$10.08	$10.04	$11.87		$11.31

Total return[e]	2.51%	5.59%	1.95%	(11.63)%	8.09%		1.17%

Ratios to average net assets[f]
Expenses before waiver and payments by affiliates and expense reduction	1.19%	1.33%	1.02%	0.87%	0.84%		0.83%
Expenses net of waiver and payments by affiliates and expense reduction	0.74%	0.74%	0.74%	0.74% [g]	0.74%	[g]	0.74%
Net investment income	4.12%	3.73%	3.53%	3.02%	2.53%		2.44%

Supplemental data
Net assets, end of year (000’s)	$276,074	$249,190	$248,750	$307,449	$355,214		$251,785
Portfolio turnover rate	88.62%	31.37%	105.96%	43.49%	33.45%		43.53%

aFor the period September 1, 2016 to December 31, 2016.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dAmount rounds to less than $0.01 per share.

eTotal return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	15

TEMPLETON INCOME TRUST

Statement of Investments, December 31, 2017

Templeton International Bond Fund

	Principal Amount*			Value
Foreign Government and Agency Securities 68.4%
Argentina 4.3%
Argentine Bonos del Tesoro,
21.20%, 9/19/18	4,382,000		ARS	$228,545
18.20%, 10/03/21	72,414,000		ARS	3,995,170
16.00%, 10/17/23	109,096,000		ARS	5,837,200
senior note, 15.50%, 10/17/26	90,450,000		ARS	4,922,930
[a] Government of Argentina, FRN, 24.225%, (ARS Badlar + 2.00%), 4/03/22	5,808,000		ARS	311,445

				15,295,290

Brazil 4.6%
Letra Tesouro Nacional,
Strip, 1/01/20	3,100	[b]	BRL	801,486
Strip, 7/01/20	21,410	[b]	BRL	5,261,552
Strip, 7/01/21	27,790	[b]	BRL	6,145,747
Nota Do Tesouro Nacional,
10.00%, 1/01/21	130	[b]	BRL	40,399
10.00%, 1/01/23	8,407	[b]	BRL	2,568,477
[c] Index Linked, 6.00%, 8/15/22	929	[b]	BRL	890,933
[c] Index Linked, 6.00%, 8/15/24	630	[b]	BRL	609,226

				16,317,820

Colombia 4.6%
Government of Colombia,
senior bond, 7.75%, 4/14/21	378,000,000		COP	134,009
senior bond, 4.375%, 3/21/23	57,000,000		COP	18,148
senior bond, 9.85%, 6/28/27	91,000,000		COP	38,241
Titulos de Tesoreria,
B, 5.00%, 11/21/18	440,000,000		COP	147,934
B, 7.75%, 9/18/30	6,076,400,000		COP	2,223,663
B, 7.00%, 6/30/32	516,000,000		COP	175,562
senior bond, B, 11.25%, 10/24/18	814,000,000		COP	287,126
senior bond, B, 11.00%, 7/24/20	746,000,000		COP	283,946
senior bond, B, 7.00%, 5/04/22	11,196,000,000		COP	3,948,341
senior bond, B, 10.00%, 7/24/24	11,997,000,000		COP	4,847,295
senior bond, B, 7.50%, 8/26/26	7,767,700,000		COP	2,780,357
senior bond, B, 6.00%, 4/28/28	4,498,900,000		COP	1,449,804
senior note, B, 7.00%, 9/11/19	637,000,000		COP	220,952

				16,555,378

Ghana 1.6%
Ghana Treasury Note, 17.24%, 11/11/19.	280,000		GHS	61,896
Government of Ghana,
21.00%, 3/23/20	90,000		GHS	21,391
24.75%, 3/01/21	50,000		GHS	13,182
24.50%, 6/21/21	50,000		GHS	13,279
24.75%, 7/19/21	50,000		GHS	13,386
18.75%, 1/24/22	2,910,000		GHS	680,714
19.75%, 3/25/24	2,910,000		GHS	713,945
19.00%, 11/02/26	8,740,000		GHS	2,133,451
senior bond, 19.75%, 3/15/32	8,740,000		GHS	2,122,138
senior note, 21.50%, 3/09/20	50,000		GHS	11,965
senior note, 18.25%, 9/21/20	60,000		GHS	13,761

				5,799,108

16	Annual Report	franklintempleton.com

TEMPLETON INCOME TRUST

STATEMENT OF INVESTMENTS

Templeton International Bond Fund (continued)

	Principal Amount*			Value
Foreign Government and Agency Securities (continued)
India 10.1%
Government of India,
senior bond, 7.80%, 5/03/20	103,000,000		INR	$1,647,112
senior bond, 8.20%, 2/15/22	19,000,000		INR	307,812
senior bond, 8.35%, 5/14/22	30,400,000		INR	495,581
senior bond, 8.08%, 8/02/22	673,000,000		INR	10,875,423
senior bond, 8.13%, 9/21/22	51,000,000		INR	823,941
senior bond, 9.15%, 11/14/24	227,000,000		INR	3,866,894
senior note, 7.28%, 6/03/19	4,000,000		INR	63,071
senior note, 8.12%, 12/10/20	125,300,000		INR	2,030,433
senior note, 7.80%, 4/11/21	196,900,000		INR	3,157,833
senior note, 8.79%, 11/08/21	110,000,000		INR	1,822,185
senior note, 8.15%, 6/11/22	82,000,000		INR	1,327,645
senior note, 6.84%, 12/19/22	12,000,000		INR	185,636
senior note, 7.16%, 5/20/23	19,100,000		INR	298,885
senior note, 8.83%, 11/25/23	257,900,000		INR	4,316,916
senior note, 7.68%, 12/15/23	302,000,000		INR	4,830,368

				36,049,735

Indonesia 7.7%
Government of Indonesia,
senior bond, FR64, 6.125%, 5/15/28	159,000,000		IDR	11,365
senior bond, FR68, 8.375%, 3/15/34	55,620,000,000		IDR	4,586,319
senior bond, FR39, 11.75%, 8/15/23	1,040,000,000		IDR	96,986
senior bond, FR40, 11.00%, 9/15/25	1,060,000,000		IDR	99,906
senior bond, FR42, 10.25%, 7/15/27	6,831,000,000		IDR	634,136
senior bond, FR44, 10.00%, 9/15/24	686,000,000		IDR	60,450
senior bond, FR47, 10.00%, 2/15/28	4,555,000,000		IDR	418,906
senior bond, FR52, 10.50%, 8/15/30	7,950,000,000		IDR	761,015
senior bond, FR56, 8.375%, 9/15/26	53,156,000,000		IDR	4,435,055
senior bond, FR59, 7.00%, 5/15/27	5,896,000,000		IDR	457,383
senior bond, FR70, 8.375%, 3/15/24	180,376,000,000		IDR	14,780,388
senior bond, FR71, 9.00%, 3/15/29	4,732,000,000		IDR	413,210
senior bond, FR73, 8.75%, 5/15/31	10,430,000,000		IDR	896,169

				27,651,288

Mexico 12.6%
Government of Mexico,
senior note, M, 4.75%, 6/14/18	2,592,800	[d]	MXN	13,030,592
senior bond, M, 8.00%, 6/11/20	4,433,950	[d]	MXN	22,759,327
senior bond, M, 6.50%, 6/10/21	958,380	[d]	MXN	4,716,058
senior note, M, 5.00%, 12/11/19	904,100	[d]	MXN	4,384,971
[e] Mexican Udibonos, Index Linked, 4.00%, 6/13/19	42,076	[f]	MXN	215,788

				45,106,736

Philippines 2.8%
Government of the Philippines,
senior note, 5.875%, 1/31/18	1,310,000		PHP	26,234
senior note, 3.375%, 8/20/20	1,700,000		PHP	33,364
senior note, 5-72, 2.125%, 5/23/18	426,543,000		PHP	8,504,452
senior note, 7-51, 5.00%, 8/18/18	5,550,000		PHP	112,017
senior note, 7-56, 3.875%, 11/22/19	65,380,000		PHP	1,305,076

				9,981,143

franklintempleton.com	Annual Report	17

TEMPLETON INCOME TRUST

STATEMENT OF INVESTMENTS

Templeton International Bond Fund (continued)

	Principal Amount*			Value
Foreign Government and Agency Securities (continued)
Serbia 0.5%
[g] Government of Serbia,
senior note, 144A, 4.875%, 2/25/20	770,000			$799,884
senior note, 144A, 7.25%, 9/28/21	710,000			812,943

				1,612,827

South Africa 1.6%
Government of South Africa,
8.00%, 1/31/30	15,341,000		ZAR	1,134,965
7.00%, 2/28/31	10,947,000		ZAR	738,315
8.25%, 3/31/32	19,654,000		ZAR	1,454,235
8.875%, 2/28/35	8,657,000		ZAR	660,900
8.50%, 1/31/37	4,659,000		ZAR	339,477
R186, 10.50%, 12/21/26	10,927,000		ZAR	987,077
senior bond, 6.25%, 3/31/36	9,693,000		ZAR	566,046

				5,881,015

South Korea 17.2%
Korea Treasury Bond,
senior note, 1.75%, 12/10/18	35,500,000,000		KRW	33,228,997
senior note, 1.25%, 12/10/19	11,430,000,000		KRW	10,541,279
senior note, 1.375%, 9/10/21	15,354,000,000		KRW	13,928,076
senior note, 1.875%, 3/10/22	3,066,000,000		KRW	2,821,266
senior note, 3.75%, 6/10/22.	430,000,000		KRW	426,535
senior note, 2.00%, 9/10/22.	566,000,000		KRW	522,593
senior note, 3.00%, 3/10/23.	221,000,000		KRW	213,225

				61,681,971

Ukraine 0.8%
[g,h,i] Government of Ukraine, 144A, VRI, GDP Linked Security, 5/31/40	4,993,000			2,782,349

Total Foreign Government and Agency Securities (Cost $241,854,029)				244,714,660

Short Term Investments 23.0%
Foreign Government and Agency Securities 1.4%
Argentina 0.2%
Argentine Bonos del Tesoro, 22.75%, 3/05/18	260,000		ARS	13,897
Letras del Banco Central de la Republica Argentina, Strip, 7/18/18	13,050,000		ARS	611,787

				625,684

Colombia 0.0%†
Colombian Tes Corto Plazo, Strip, 3/13/18.	204,000,000		COP	67,657

Mexico 1.2%
[j] Mexico Treasury Bill, 5/10/18 -12/06/18	8,589,490	[k]	MXN	4,185,010

Total Foreign Government and Agency Securities (Cost $5,110,869)				4,878,351

18	Annual Report	franklintempleton.com

TEMPLETON INCOME TRUST

STATEMENT OF INVESTMENTS

Templeton International Bond Fund (continued)

	Principal Amount*	Value
Short Term Investments (continued)
U.S. Government and Agency Securities 5.9%
United States 5.9%
[j] U.S. Treasury Bill,
1/11/18	8,350,000	$8,347,552
1/18/18	12,871,000	12,863,943
Total U.S. Government and Agency Securities (Cost $21,209,978)		21,211,495
Total Investments before Money Market Funds (Cost $268,174,876)		270,804,506

	Shares
Money Market Funds (Cost $56,018,858) 15.7%
United States 15.7%
[l,m] Institutional Fiduciary Trust Money Market Portfolio, 0.89%	56,018,858	56,018,858
Total Investments (Cost $324,193,734) 91.4%		326,823,364
Other Assets, less Liabilities 8.6%		30,945,663
Net Assets 100.0%.		$357,769,027

†Rounds to less than 0.1% of net assets.

*The principal amount is stated in U.S. dollars unless otherwise indicated. aThe coupon rate shown represents the rate at period end.

bPrincipal amount is stated in 1,000 Brazilian Real Units.

cRedemption price at maturity and coupon payment is adjusted for inflation. See Note 1(f).

dPrincipal amount is stated in 100 Mexican Peso Units.

ePrincipal amount of security is adjusted for inflation. See Note 1(f).

fPrincipal amount is stated in 100 Unidad de Inversion Units.

gSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2017, the aggregate value of these securities was $4,395,176, representing 1.2% of net assets.

hNon-income producing.

iThe principal represents the notional amount. See Note 1(c) regarding value recovery instruments.

jThe security was issued on a discount basis with no stated coupon rate.

kPrincipal amount is stated in 10 Mexican Peso Units.

lSee Note 3(f) regarding investments in affiliated management investment companies.

mThe rate shown is the annualized seven-day yield at period end.

franklintempleton.com	Annual Report	19

TEMPLETON INCOME TRUST

STATEMENT OF INVESTMENTS

Templeton International Bond Fund (continued)

At December 31, 2017, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts

Currency	Counterparty[a]	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts
Euro	MSCO	Sell	2,850,000	3,371,009		1/05/18	$—	$(49,931)
Euro	JPHQ	Sell	5,133,700	6,070,626		1/08/18	—	(92,672)
Euro	SCNY	Sell	142,592	168,509		1/08/18	—	(2,681)
Euro	UBSW	Sell	596,153	704,785		1/08/18	—	(10,932)
Euro	BZWS	Sell	736,000	870,405		1/10/18	—	(13,317)
Euro	GSCO	Sell	399,000	470,441		1/10/18	—	(8,642)
Euro	HSBK	Sell	5,247,292	6,205,710		1/10/18	—	(94,757)
Euro	JPHQ	Sell	494,274	575,034		1/10/18	—	(18,445)
Euro	SCNY	Sell	195,249	230,003		1/10/18	—	(4,434)
Euro	JPHQ	Sell	186,425	220,415		1/11/18	—	(3,441)
Japanese Yen	DBAB	Sell	23,005,000	204,035		1/11/18	—	(251)
Indian Rupee	JPHQ	Buy	4,211,000	63,716		1/12/18	2,176	—
Indian Rupee	JPHQ	Sell	4,211,000	64,270		1/12/18	—	(1,622)
Euro	BOFA	Sell	208,570	245,695		1/16/18	—	(4,831)
Euro	DBAB	Sell	3,684,803	4,362,291		1/16/18	—	(63,758)
Euro	HSBK	Sell	396,000	471,703		1/16/18	—	(3,957)
Euro	JPHQ	Sell	418,000	498,073		1/16/18	—	(4,013)
Euro	SCNY	Sell	327,000	384,859		1/16/18	—	(7,921)
Japanese Yen	CITI	Sell	7,840,000	69,225		1/16/18	—	(412)
Japanese Yen	HSBK	Sell	28,700,000	253,287		1/16/18	—	(1,635)
Euro	BOFA	Sell	64,282	76,708		1/17/18	—	(510)
Euro	GSCO	Sell	247,466	293,134		1/17/18	—	(4,132)
Euro	JPHQ	Sell	1,801,118	2,149,696		1/17/18	—	(13,877)
Euro	GSCO	Sell	582,885	691,733		1/18/18	—	(8,495)
Euro	JPHQ	Sell	2,629,256	3,120,756		1/18/18	—	(37,807)
Euro	MSCO	Sell	403,500	476,037		1/18/18	—	(8,693)
Euro	UBSW	Sell	68,610	81,390		1/18/18	—	(1,032)
Indonesian Rupiah	JPHQ	Buy	104,632,000,000	9,797,921	AUD	1/19/18	73,690	—
Euro	DBAB	Sell	869,774	1,025,968		1/22/18	—	(19,168)
Euro	JPHQ	Sell	2,061,845	2,435,390		1/22/18	—	(42,160)
Euro	UBSW	Sell	573,000	678,048		1/22/18	—	(10,479)
Japanese Yen	SCNY	Sell	37,130,000	334,882		1/22/18	4,982	—
Indian Rupee	DBAB	Buy	62,497,432	955,911		1/23/18	21,210	—
Indian Rupee	DBAB	Sell	62,497,432	952,560		1/23/18	—	(24,561)
Indian Rupee	JPHQ	Buy	68,937,820	1,054,095		1/23/18	23,718	—
Indian Rupee	JPHQ	Sell	68,937,820	1,050,881		1/23/18	—	(26,932)
Euro	CITI	Sell	48,798	57,956		1/24/18	—	(688)
Euro	DBAB	Sell	922,000	1,092,948		1/24/18	—	(15,083)
Euro	JPHQ	Sell	32,570	38,694		1/24/18	—	(447)
Indian Rupee	HSBK	Buy	59,357,090	907,601		1/24/18	20,352	—
Indian Rupee	HSBK	Sell	59,357,090	904,834		1/24/18	—	(23,119)
Japanese Yen	BZWS	Sell	20,800,000	184,490		1/24/18	—	(336)
Japanese Yen	DBAB	Sell	7,860,000	70,755		1/24/18	912	—
Australian Dollar	JPHQ	Buy	4,863,000	3,732,353		1/25/18	61,826	—
Australian Dollar	JPHQ	Sell	4,863,000	3,840,749		1/25/18	46,571	—
Japanese Yen	JPHQ	Buy	2,280,000,000	20,117,351		1/25/18	143,504	—
Japanese Yen	JPHQ	Sell	2,903,484,220	26,344,179		1/25/18	542,832	—
Mexican Peso	DBAB	Buy	218,500,000	10,260,143	EUR	1/25/18	—	(1,280,040)

20	Annual Report	franklintempleton.com

TEMPLETON INCOME TRUST

STATEMENT OF INVESTMENTS

Templeton International Bond Fund (continued)

Forward Exchange Contracts (continued)

Currency	Counterparty[a]	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts (continued)
Indian Rupee	HSBK	Buy	34,646,000	528,140		1/29/18	$13,274	$—
Indian Rupee	HSBK	Sell	34,646,000	527,899		1/29/18	—	(13,515)
Japanese Yen	DBAB	Sell	31,548,058	284,689		1/29/18	4,287	—
Indian Rupee	JPHQ	Buy	4,211,000	64,408		1/30/18	1,391	—
Indian Rupee	JPHQ	Sell	4,211,000	64,148		1/30/18	—	(1,651)
Euro	BZWS	Sell	4,047,984	4,848,574		1/31/18	—	(18,198)
Euro	CITI	Sell	805,010	937,273		1/31/18	—	(30,567)
Euro	SCNY	Sell	670,194	799,710		1/31/18	—	(6,046)
Japanese Yen	BZWS	Sell	37,960,000	343,778		1/31/18	6,356	—
Japanese Yen	HSBK	Sell	40,858,365	369,258		1/31/18	6,072	—
Indian Rupee	JPHQ	Buy	5,599,000	85,065		2/01/18	2,403	—
Indian Rupee	JPHQ	Sell	5,599,000	85,273		2/01/18	—	(2,196)
Brazilian Real	DBAB	Buy	8,737,100	2,274,102	EUR	2/02/18	—	(106,396)
Euro	GSCO	Sell	444,500	519,754		2/02/18	—	(14,714)
Euro	HSBK	Sell	810,000	949,032		2/02/18	—	(24,913)
Euro	JPHQ	Sell	1,228,000	1,437,028		2/02/18	—	(39,522)
South Korean Won	DBAB	Sell	35,754,315,750	32,092,555		2/02/18	—	(1,424,759)
Euro	CITI	Sell	239,000	279,699		2/05/18	—	(7,722)
Euro	DBAB	Sell	256,873	300,567		2/05/18	—	(8,348)
Euro	BOFA	Sell	1,234,819	1,448,048		2/06/18	—	(37,027)
Japanese Yen	MSCO	Sell	16,900,000	153,333		2/06/18	3,069	—
Japanese Yen	SCNY	Sell	30,300,000	274,527		2/06/18	5,120	—
Euro	DBAB	Sell	6,731,060	7,861,743		2/07/18	—	(233,915)
Indian Rupee	DBAB	Buy	61,979,983	942,231		2/08/18	25,324	—
Indian Rupee	DBAB	Sell	61,979,983	943,092		2/08/18	—	(24,464)
Indian Rupee	HSBK	Buy	28,986,500	444,170		2/08/18	8,332	—
Indian Rupee	HSBK	Sell	28,986,500	441,195		2/08/18	—	(11,307)
Japanese Yen	BZWS	Sell	15,100,000	133,120		2/08/18	—	(1,151)
Euro	CITI	Sell	203,000	236,262		2/09/18	—	(7,920)
Euro	DBAB	Sell	780,000	907,823		2/09/18	—	(30,411)
Japanese Yen	CITI	Sell	42,706,000	387,405		2/09/18	7,641	—
Euro	HSBK	Sell	152,000	177,213		2/12/18	—	(5,652)
Euro	JPHQ	Sell	186,425	220,830		2/12/18	—	(3,450)
Japanese Yen	CITI	Sell	15,026,000	136,883		2/13/18	3,239	—
Euro	JPHQ	Sell	1,650,000	1,934,600		2/14/18	—	(50,668)
Japanese Yen	CITI	Sell	29,073,000	257,520		2/14/18	—	(1,071)
Euro	DBAB	Sell	1,328,838	1,558,490		2/15/18	—	(40,446)
Euro	GSCO	Sell	191,000	224,110		2/15/18	—	(5,713)
Indian Rupee	JPHQ	Buy	68,195,820	1,046,590		2/15/18	17,224	—
Indian Rupee	JPHQ	Sell	68,195,820	1,037,041		2/15/18	—	(26,773)
Japanese Yen	JPHQ	Sell	8,460,000	78,320		2/15/18	3,068	—
Euro	BOFA	Sell	946,613	1,118,845		2/16/18	—	(20,239)
Japanese Yen	DBAB	Sell	2,870,000,000	25,785,005		2/16/18	255,290	—
Japanese Yen	GSCO	Sell	2,903,924,440	26,781,806		2/16/18	950,321	—
Euro	GSCO	Sell	830,953	985,196		2/20/18	—	(14,929)
Euro	JPHQ	Sell	2,061,845	2,439,534		2/20/18	—	(42,080)
Euro	SCNY	Sell	388,000	460,667		2/20/18	—	(6,326)
Euro	UBSW	Sell	212,000	251,167		2/20/18	—	(3,994)
Japanese Yen	DBAB	Sell	16,770,000	153,004		2/20/18	3,801	—

franklintempleton.com	Annual Report	21

TEMPLETON INCOME TRUST

STATEMENT OF INVESTMENTS

Templeton International Bond Fund (continued)

Forward Exchange Contracts (continued)

Currency	Counterparty[a]	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts (continued)
South Korean Won	CITI	Sell	5,092,000,000	4,556,778		2/20/18	$—	$(217,576)
Euro	BOFA	Sell	781,000	923,076		2/22/18	—	(17,030)
Euro	DBAB	Sell	3,030,000	3,580,309		2/22/18	—	(66,966)
Euro	HSBK	Sell	677,192	803,150		2/22/18	—	(12,000)
Euro	UBSW	Sell	60,021	71,046		2/22/18	—	(1,202)
Japanese Yen	HSBK	Sell	34,880,000	320,588		2/22/18	10,233	—
Japanese Yen	JPHQ	Sell	22,704,000	209,597		2/22/18	7,582	—
Mexican Peso	CITI	Buy	217,062,136	9,505,677	EUR	2/22/18	—	(515,732)
Euro	JPHQ	Sell	543,898	641,234		2/26/18	—	(13,611)
Japanese Yen	DBAB	Sell	7,432,000	68,605		2/26/18	2,465	—
Japanese Yen	HSBK	Sell	46,976,000	424,930		2/27/18	6,851	—
Euro	BOFA	Sell	237,520	284,169		2/28/18	—	(1,836)
Euro	DBAB	Sell	7,379,587	8,814,916		2/28/18	—	(71,071)
Euro	SCNY	Sell	683,487	816,903		2/28/18	—	(6,104)
Japanese Yen	BZWS	Sell	17,800,000	165,130		2/28/18	6,703	—
Japanese Yen	DBAB	Sell	17,053,000	157,640		2/28/18	5,861	—
Japanese Yen	JPHQ	Sell	93,760,000	861,979		2/28/18	27,479	—
Euro	BOFA	Sell	237,212	282,157		3/01/18	—	(3,497)
Japanese Yen	HSBK	Sell	27,402,000	250,911		3/01/18	7,007	—
Euro	GSCO	Sell	2,010,172	2,400,123		3/05/18	—	(21,188)
Japanese Yen	JPHQ	Sell	70,000,000	627,530		3/05/18	4,306	—
South Korean Won	HSBK	Sell	4,362,000,000	4,037,767		3/05/18	—	(52,630)
Euro	UBSW	Sell	596,153	709,613		3/06/18	—	(8,519)
Japanese Yen	HSBK	Sell	33,100,000	294,930		3/06/18	216	—
Euro	BOFA	Sell	1,234,819	1,468,138		3/07/18	—	(19,435)
Euro	GSCO	Sell	616,000	733,025		3/07/18	—	(9,064)
South Korean Won	GSCO	Sell	4,520,000,000	4,023,858		3/07/18	—	(214,768)
Euro	JPHQ	Sell	186,425	221,191		3/12/18	—	(3,467)
Australian Dollar	JPHQ	Sell	14,299,239	10,581,437		3/13/18	—	(573,085)
Euro	DBAB	Sell	3,684,803	4,376,477		3/13/18	—	(64,331)
Japanese Yen	JPHQ	Sell	1,913,717,700	16,909,711		3/14/18	—	(138,148)
Euro	JPHQ	Sell	2,061,845	2,439,173		3/15/18	—	(46,027)
Euro	BOFA	Sell	946,613	1,118,991		3/16/18	—	(22,064)
Japanese Yen	JPHQ	Sell	172,858,450	1,533,555		3/16/18	—	(6,504)
Euro	GSCO	Sell	247,466	293,658		3/19/18	—	(4,699)
Euro	MSCO	Sell	403,500	477,708		3/19/18	—	(8,771)
Japanese Yen	BZWS	Sell	18,748,705	171,039		3/19/18	3,969	—
Japanese Yen	CITI	Sell	18,818,061	170,957		3/20/18	3,257	—
South Korean Won	CITI	Sell	2,444,000,000	2,161,971		3/20/18	—	(130,121)
Japanese Yen	CITI	Sell	16,634,000	150,469		3/23/18	2,205	—
Japanese Yen	BZWS	Sell	13,651,450	123,634		3/26/18	1,932	—
Japanese Yen	JPHQ	Sell	18,778,488	172,206		3/26/18	4,796	—
Japanese Yen	MSCO	Sell	23,490,000	212,656		3/26/18	3,243	—
Japanese Yen	JPHQ	Sell	4,170,000	37,215		3/30/18	30	—
Australian Dollar	CITI	Sell	17,916,470	14,042,929		4/06/18	67,678	—
Japanese Yen	SCNY	Sell	23,520,000	210,847		4/10/18	974	—
Japanese Yen	CITI	Sell	20,800,000	191,502		4/13/18	5,866	—
Indian Rupee	DBAB	Buy	1,094,000	16,520		4/25/18	422	—
Indian Rupee	DBAB	Sell	1,094,000	16,506		4/25/18	—	(436)

22	Annual Report	franklintempleton.com

TEMPLETON INCOME TRUST

STATEMENT OF INVESTMENTS

Templeton International Bond Fund (continued)

Forward Exchange Contracts (continued)

Currency	Counterparty[a]	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Exchange Contracts (continued)
Indian Rupee	DBAB	Buy	95,708,516	1,444,221		4/27/18	$37,610	$—
Indian Rupee	DBAB	Sell	95,708,516	1,443,567		4/27/18	—	(38,264)
Japanese Yen	GSCO	Sell	33,200,000	294,214		4/27/18	—	(2,343)
Indian Rupee	DBAB	Buy	118,000,000	1,518,075	EUR	5/02/18	—	(9,670)
Mexican Peso	CITI	Buy	42,756,760	1,914,165	EUR	5/02/18	—	(187,930)
South Korean Won	DBAB	Sell	35,754,315,750	31,814,135		5/02/18	—	(1,736,850)
Indonesian Rupiah	DBAB	Buy	16,430,000,000	1,007,666	EUR	5/08/18	—	(17,079)
Japanese Yen	BOFA	Sell	15,120,000	137,317		5/08/18	2,168	—
Japanese Yen	CITI	Sell	34,542,911	305,318		5/09/18	—	(3,461)
Japanese Yen	CITI	Sell	29,073,000	258,844		5/14/18	—	(1,119)
Japanese Yen	JPHQ	Sell	33,933,000	302,460		5/14/18	—	(960)
Japanese Yen	GSCO	Sell	57,105,000	508,468		5/15/18	—	(2,181)
Japanese Yen	HSBK	Sell	15,273,000	136,549		5/15/18	—	(26)
Japanese Yen	SCNY	Sell	42,686,000	381,196		5/15/18	—	(514)
South Korean Won	CITI	Sell	4,902,000,000	4,403,126		5/15/18	—	(197,665)
Japanese Yen	CITI	Sell	42,685,000	379,892		5/16/18	—	(1,833)
Japanese Yen	CITI	Sell	2,880,000,000	25,849,882		5/16/18	94,549	—
Japanese Yen	SCNY	Sell	34,402,400	306,063		5/16/18	—	(1,592)
Japanese Yen	CITI	Sell	31,268,000	280,490		5/18/18	831	—
Japanese Yen	CITI	Sell	31,268,000	279,496		5/21/18	—	(214)
Japanese Yen	DBAB	Sell	23,793,000	212,894		5/21/18	52	—
Indonesian Rupiah	JPHQ	Buy	5,408,000,000	515,932	AUD	5/22/18	—	(7,355)
Japanese Yen	CITI	Sell	7,521,000	67,652		5/22/18	368	—
Japanese Yen	JPHQ	Sell	21,372,000	195,862		5/22/18	4,666	—
Japanese Yen	SCNY	Sell	23,295,000	209,509		5/24/18	1,084	—
Japanese Yen	BOFA	Sell	23,333,000	213,672		5/25/18	4,894	—
Japanese Yen	HSBK	Sell	6,209,000	55,877		5/29/18	306	—
Brazilian Real	JPHQ	Buy	105,449,861	32,112,145		6/04/18	—	(821,952)
Japanese Yen	CITI	Sell	9,278,000	82,706		6/13/18	—	(407)
Mexican Peso	CITI	Buy	82,331,810	3,523,264	EUR	6/14/18	—	(208,860)
Japanese Yen	MSCO	Sell	6,000,000	53,638		6/18/18	—	(128)
Japanese Yen	BZWS	Sell	63,037,000	572,239		6/29/18	6,985	—
Japanese Yen	CITI	Sell	29,073,000	260,336		8/14/18	—	(1,153)
Mexican Peso	CITI	Buy	23,897,760	1,010,834	EUR	9/07/18	—	(72,139)
Mexican Peso	CITI	Buy	22,997,080	955,830	EUR	12/07/18	—	(75,525)

Total Forward Exchange Contracts							$2,584,573	$(9,810,396)

Net unrealized appreciation (depreciation)								$(7,225,823)

*In U.S. dollars unless otherwise indicated.

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

franklintempleton.com	Annual Report	23

TEMPLETON INCOME TRUST

STATEMENT OF INVESTMENTS

Templeton International Bond Fund (continued)

At December 31, 2017, the Fund had the following interest rate swap contracts outstanding. See Note 1(c).

Interest Rate Swap Contracts

Description	Payment Frequency	Maturity Date	Notional Amount	Value/ Unrealized Appreciation (Depreciation)

Centrally Cleared Swap Contracts
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 1.970%	Semi-Annual	1/23/25	$15,050,000	$242,441
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 1.973%	Semi-Annual	1/27/25	8,880,000	141,275
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 1.937%	Semi-Annual	1/29/25	2,220,000	40,934
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 1.942%	Semi-Annual	1/30/25	1,880,000	34,038
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 1.817%	Semi-Annual	2/03/25	2,960,000	79,929
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 2.449%	Semi-Annual	7/02/25	4,540,000	(80,457)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 2.310%	Semi-Annual	7/29/25	18,210,000	(122,110)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 2.752%	Semi-Annual	7/29/45	5,970,000	(317,644)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 2.378%	Semi-Annual	11/18/46	21,600,000	721,338

Total Interest Rate Swap Contracts				$739,744

See Note 9 regarding other derivative information.

See Abbreviations on page 40.

24	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON INCOME TRUST

Financial Statements

Statement of Assets and Liabilities

December 31, 2017

Templeton International Bond Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$268,174,876
Cost - Non-controlled affiliates (Note 3f)	56,018,858

Value - Unaffiliated issuers	$270,804,506
Value - Non-controlled affiliates (Note 3f)	56,018,858
Cash	273
Restricted cash for OTC derivative contracts (Note 1d)	730,000
Foreign currency, at value (cost $139,780)	140,265
Receivables:
Investment securities sold	22,528,427
Capital shares sold	1,706,556
Interest	3,143,013
Affiliates	430,014
Deposits with brokers for:
OTC derivative contracts	6,462,000
Centrally cleared swap contracts	5,286,241
Unrealized appreciation on OTC forward exchange contracts	2,584,573
Other assets	327

Total assets	369,835,053

Liabilities:
Payables:
Capital shares redeemed	470,433
Management fees	136,662
Distribution fees	42,212
Transfer agent fees	153,909
Variation margin on centrally cleared swap contracts	143,430
Deposits from brokers for:
OTC derivative contracts	730,000
Unrealized depreciation on OTC forward exchange contracts	9,810,396
Deferred tax	392,794
Accrued expenses and other liabilities	186,190

Total liabilities	12,066,026

Net assets, at value	$357,769,027

Net assets consist of:
Paid-in capital	$367,142,794
Undistributed net investment income (loss)	(4,612,723)
Net unrealized appreciation (depreciation)	(4,166,806)
Accumulated net realized gain (loss)	(594,238)

Net assets, at value	$357,769,027

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	25

TEMPLETON INCOME TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)

December 31, 2017

Templeton International Bond Fund

Class A:
Net assets, at value	$71,262,365

Shares outstanding	6,742,811

Net asset value per share[a]	$10.57

Maximum offering price per share (net asset value per share ÷ 95.75%)	$11.04

Class C:
Net assets, at value	$9,732,533

Shares outstanding	919,893

Net asset value and maximum offering price per share[a]	$10.58

Class R:
Net assets, at value	$285,874

Shares outstanding	27,063

Net asset value and maximum offering price per share	$10.56

Class R6:
Net assets, at value	$413,825

Shares outstanding	39,142

Net asset value and maximum offering price per share	$10.57

Advisor Class:
Net assets, at value	$276,074,430

Shares outstanding	26,099,447

Net asset value and maximum offering price per share	$10.58

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

26	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON INCOME TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the year ended December 31, 2017

Templeton International Bond Fund

Investment income:
Dividends:
Non-controlled affiliates (Note 3f)	$ 465,943
Interest: (net of foreign taxes)~
Unaffiliated issuers	17,532,523

Total investment income	17,998,466

Expenses:
Management fees (Note 3a)	2,500,497
Distribution fees: (Note 3c)
Class A	207,604
Class C	67,195
Class R	1,575
Transfer agent fees: (Note 3e)
Class A	317,527
Class C	39,745
Class R	1,209
Class R6	170
Advisor Class	1,054,142
Custodian fees (Note 4)	192,290
Reports to shareholders	51,906
Registration and filing fees	111,898
Professional fees	84,409
Trustees’ fees and expenses	3,807
Other	55,535

Total expenses	4,689,509
Expense reductions (Note 4)	(23,989)
Expenses waived/paid by affiliates (Note 3f and 3g)	(1,652,351)

Net expenses	3,013,169

Net investment income	14,985,297

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:#
Unaffiliated issuers	(4,849,717)
Foreign currency transactions	(292,205)
Forward exchange contracts	2,024,410
Swap contracts	(948,149)

Net realized gain (loss)	(4,065,661)

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	18,768,513
Translation of other assets and liabilities denominated in foreign currencies	115,421
Forward exchange contracts	(22,265,580)
Swap contracts	(68,770)
Change in deferred taxes on unrealized appreciation	(113,718)

Net change in unrealized appreciation (depreciation)	(3,564,134)

Net realized and unrealized gain (loss)	(7,629,795)

Net increase (decrease) in net assets resulting from operations	$ 7,355,502

~Foreign taxes withheld on interest	$ 637,484
#Net of foreign taxes	$ 70,482

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	27

TEMPLETON INCOME TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

Templeton International Bond Fund

	Year Ended December 31,		Year Ended
	2017	2016[a]	August 31, 2016
Increase (decrease) in net assets:
Operations:
Net investment income	$14,985,297	$4,231,662	$ 13,269,573
Net realized gain (loss)	(4,065,661)	(15,980,742)	(21,303,748)
Net change in unrealized appreciation (depreciation)	(3,564,134)	30,199,234	17,715,411

Net increase (decrease) in net assets resulting from operations	7,355,502	18,450,154	9,681,236

Distributions to shareholders from:
Net investment income:
Class A	(2,135,713)	—	(250,807)
Class C	(226,565)	—	(43,256)
Class R	(7,288)	—	(3,030)
Class R6	(4,040)	—	—
Advisor Class	(7,732,320)	—	(1,179,201)
Tax return of capital:
Class A	—	(147,100)	(742,249)
Class C	—	(542)	(87,572)
Class R	—	(747)	(7,112)
Advisor Class	—	(536,941)	(3,350,079)

Total distributions to shareholders	(10,105,926)	(685,330)	(5,663,306)

Capital share transactions: (Note 2)
Class A	(13,408,837)	(12,516,437)	6,384,367
Class C	(1,837,725)	(908,425)	(3,660,293)
Class R	(724,335)	(48,144)	74
Class R6	424,421	—	—
Advisor Class	29,536,606	(12,404,778)	(60,888,281)

Total capital share transactions	13,990,130	(25,877,784)	(58,164,133)

Net increase (decrease) in net assets	11,239,706	(8,112,960)	(54,146,203)
Net assets:
Beginning of year	346,529,321	354,642,281	408,788,484

End of year	$357,769,027	$346,529,321	$354,642,281

Undistributed net investment income (loss) included in net assets:
End of year	$(4,612,723)	$(16,890,318)	$ 9,315,413

aFor the period September 1, 2016 to December 31, 2016.

28	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON INCOME TRUST

Notes to Financial Statements

Templeton International Bond Fund

1. Organization and Significant Accounting Policies

Templeton Income Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of four separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Templeton International Bond Fund (Fund) is included in this report. The Fund offers five classes of shares: Class A, Class C, Class R, Class R6, and Advisor Class. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees. Effective August 1, 2017, the Fund began offering a new class of shares, Class R6.

Subsequent to August 31, 2016, the Fund’s fiscal year end changed to December 31.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Debt securities generally trade in the over-the-counter (OTC) market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.

Investments in open-end mutual funds are valued at the closing NAV.

Certain derivative financial instruments are centrally cleared or trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

franklintempleton.com	Annual Report	29

TEMPLETON INCOME TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton International Bond Fund (continued)

1. Organization and Significant Accounting Policies (continued)

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counter-parties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty the next business day, or within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with

30	Annual Report	franklintempleton.com

TEMPLETON INCOME TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton International Bond Fund (continued)

the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund entered into interest rate swap contracts primarily to manage interest rate risk. An interest rate swap is an agreement between the Fund and a counterparty to exchange cash flows based on the difference between two interest rates, applied to a notional amount. These agreements may be privately negotiated in the over-the-counter market (OTC interest rate swaps) or may be executed on a registered exchange (centrally cleared interest rate swaps). For centrally cleared interest rate swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized.

The Fund invests in value recovery instruments (VRI) primarily to gain exposure to economic growth. Periodic payments from VRI are dependent on established benchmarks for underlying variables. VRI has a notional amount, which is used to calculate amounts of payments to holders. Payments are recorded upon receipt as realized gains in the Statement of Operations. The risks of investing in VRI include growth risk, liquidity, and the potential loss of investment.

See Note 9 regarding other derivative information.

d. Restricted Cash

At December 31, 2017, the Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund’s custodian and is reflected in the Statement of Assets and Liabilities.

e. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of December 31, 2017, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

franklintempleton.com	Annual Report	31

TEMPLETON INCOME TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton International Bond Fund (continued)

1. Organization and Significant Accounting Policies (continued)

f. Security Transactions, Investment Income, Expenses and Distributions (continued)

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as interest income in the Statement of Operations.

g. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At December 31, 2017, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended
	December 31, 2017
	Shares	Amount
Class A Shares:
Shares sold	1,636,962	$17,770,560
Shares issued in reinvestment of distributions	194,303	2,102,871
Shares redeemed	(3,078,899)	(33,282,268)
Net increase (decrease)	(1,247,634)	$(13,408,837)
Class C Shares:
Shares sold	116,561	$1,258,227
Shares issued in reinvestment of distributions	18,551	200,916
Shares redeemed	(304,164)	(3,296,868)
Net increase (decrease)	(169,052)	$(1,837,725)
Class R Shares:
Shares sold	6,017	$64,972
Shares issued in reinvestment of distributions	675	7,288
Shares redeemed	(74,817)	(796,595)
Net increase (decrease)	(68,125)	$(724,335)

32	Annual Report	franklintempleton.com

TEMPLETON INCOME TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton International Bond Fund (continued)

	Year Ended
	December 31, 2017
	Shares	Amount
Class R6 Shares[a]:
Shares sold	41,387	$448,560
Shares issued in reinvestment of distributions	371	3,972
Shares redeemed	(2,616)	(28,111)
Net increase (decrease)	39,142	$424,421
Advisor Class Shares:
Shares sold	16,643,696	$181,321,450
Shares issued in reinvestment of distributions	673,632	7,293,102
Shares redeemed	(14,686,688)	(159,077,946)
Net increase (decrease)	2,630,640	$29,536,606

[a]For the period August 1, 2017 (effective date) to December 31, 2017.

	Year Ended		Year Ended
	December 31, 2016[a]		August 31, 2016
	Shares	Amount	Shares	Amount
Class A Shares:
Shares sold	481,640	$4,961,220	8,362,848	$81,618,838
Shares issued in reinvestment of distributions	14,226	144,332	95,518	950,216
Shares redeemed	(1,736,393)	(17,621,989)	(7,682,750)	(76,184,687)
Net increase (decrease)	(1,240,527)	$(12,516,437)	775,616	$6,384,367
Class C Shares:
Shares sold	66,190	$702,987	337,939	$3,406,659
Shares issued in reinvestment of distributions	46	469	11,371	113,342
Shares redeemed	(158,337)	(1,611,881)	(718,449)	(7,180,294)
Net increase (decrease)	(92,101)	$(908,425)	(369,139)	$(3,660,293)
Class R Shares:
Shares sold	9,414	$96,754	25,853	$257,479
Shares issued in reinvestment of distributions	74	747	1,018	10,142
Shares redeemed	(14,077)	(145,645)	(26,895)	(267,547)
Net increase (decrease)	(4,589)	$(48,144)	(24)	$74
Advisor Class Shares:
Shares sold	5,198,685	$53,201,278	15,044,737	$149,053,642
Shares issued in reinvestment of distributions	46,668	476,990	379,078	3,777,755
Shares redeemed	(6,455,866)	(66,083,046)	(21,378,024)	(213,719,678)
Net increase (decrease)	(1,210,513)	$(12,404,778)	(5,954,209)	$(60,888,281)

[a]For the period September 1, 2016 to December 31, 2016.

franklintempleton.com	Annual Report	33

TEMPLETON INCOME TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton International Bond Fund (continued)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.700%	Up to and including $200 million
0.650%	Over $200 million, up to and including $1.3 billion
0.600%	In excess of $1.3 billion

For the year ended December 31, 2017, the gross effective investment management fee rate was 0.677% of the Fund’s average daily net assets.

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.25%
Class C	0.65%
Class R	0.50%

34	Annual Report	franklintempleton.com

TEMPLETON INCOME TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton International Bond Fund (continued)

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$7,203
CDSC retained	$8

e. Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. Effective November 1, 2017, the fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. Prior to November 1, 2017, the fees were account based fees that varied based on fund or account type. In addition, each class reimburses Investor Services for out of pocket expenses incurred and, except for Class R6, reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended December 31, 2017, the Fund paid transfer agent fees of $1,412,793, of which $815,252 was retained by Investor Services.

f. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. Prior to September 1, 2013, the waiver was accounted for as a reduction to management fees. During the year ended December 31, 2017, the Fund held investments in affiliated management investment companies as follows:

	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 0.89%	79,099,308	249,967,664	(273,048,114)	56,018,858	$56,018,858	$465,943	$ —	$ —

g. Waiver and Expense Reimbursements

Advisers and Investor Services have contractually agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by the Fund so that the expenses (excluding distribution fees, and acquired fund fees and expenses) for Class A, Class C, Class R and Advisor Class of the Fund do not exceed 0.74%, and Class R6 does not exceed 0.68% based on the average net assets of each class (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until April 30, 2018. Total expenses waived or paid are not subject to recapture subsequent to the Fund’s fiscal year end.

franklintempleton.com	Annual Report	35

TEMPLETON INCOME TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton International Bond Fund (continued)

3. Transactions with Affiliates (continued)

h. Interfund Transactions

The Fund engaged in purchases and sales of investments with funds or other accounts that have common investment managers (or affiliated investment managers), directors, trustees or officers. During the year ended December 31, 2017, these purchase and sale transactions aggregated $0 and $ $327,792, respectively.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2017, the custodian fees were reduced as noted in the Statement of Operations.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At December 31, 2017, the Fund had short-term capital loss carryforwards of $565,250 not subject to expiration.

During the year ended December 31, 2017, the Fund utilized $500,450 of capital loss carryforwards.

For tax purposes, the Fund may elect to defer any portion of a late-year ordinary loss to the first day of the following fiscal year. At December 31, 2017, the Fund deferred late-year ordinary losses of $7,288,413.

The tax character of distributions paid during the years ended December 31, 2017, December 31, 2016 and August 31, 2016, was as follows:

	December 31,		August 31,
	2017	2016	2016
Distributions paid from:
Distributions paid from ordinary income	$10,105,926	$—	$1,476,294
Return of capital	—	685,330	4,187,012
	$10,105,926	$685,330	$5,663,306

At December 31, 2017, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$321,848,008

Unrealized appreciation	$20,443,674
Unrealized depreciation	(21,565,794)
Net unrealized appreciation (depreciation)	$(1,122,120)

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions and tax straddles.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2017, aggregated $225,600,484 and $229,968,628, respectively.

36	Annual Report	franklintempleton.com

TEMPLETON INCOME TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton International Bond Fund (continued)

7. Credit Risk

At December 31, 2017, Fund had 14.5% of its portfolio invested in high yield securities or other securities rated below investment grade and unrated securities, if any. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

8. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

9. Other Derivative Information

At December 31, 2017, the Fund’s investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives
Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Variation margin on centrally cleared swap contracts	$1,259,955	[a]	Variation margin on centrally cleared swap contracts	$ 520,211[a]

Foreign exchange contracts	Unrealized appreciation on OTC forward exchange contracts	2,584,573		Unrealized depreciation on OTC forward exchange contracts	9,810,396

Value Recovery Instruments	Investments in securities, at value	2,782,349	[b]
Totals		$6,626,877			$10,330,607

aThis amount reflects the cumulative appreciation (depreciation) of centrally cleared swap contracts as reported in the Statement of Investments. Only the variation margin receivable/payable at year end is separately reported within the Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

bVRI are included in investments in securities, at value in the Statement of Assets and Liabilities.

For the year ended December 31, 2017, the effect of derivative contracts in the Fund’s Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Location	Net Realized Gain (Loss) for the Year	Statement of Operations Location	Net Change in Unrealized Appreciation (Depreciation) for the Year
	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:
Interest rate contracts	Swap contracts	$ (948,149)	Swap contracts	$ (68,770)
Foreign exchange contracts	Forward exchange contracts	2,024,410	Forward exchange contracts	(22,265,580)
Value Recovery Instruments	Investments	—	Investments	1,259,484[a]
Totals		$1,076,261		$(21,074,866)

aVRI are included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2017, the average month end notional amount of swap contracts represented $81,310,000. The average month end contract value and fair value of forward exchange contracts and VRI, was $421,566,019 and $2,171,916, respectively.

franklintempleton.com	Annual Report	37

TEMPLETON INCOME TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton International Bond Fund (continued)

9. Other Derivative Information (continued)

At December 31, 2017, the Fund’s OTC derivative assets and liabilities are as follows:

	Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
	Assets[a]	Liabilities[a]
Derivatives
Forward Exchange Contracts	$2,584,573	$9,810,396

aAbsent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

At December 31, 2017, the Fund’s OTC derivative assets, which may be offset against the Fund’s OTC derivative liabilities and collateral received from the counterparty, are as follows:

		Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Received	Cash Collateral Received[a]	Net Amount (Not less than zero)
Counterparty
BOFA	$ 7,062	$ (7,062)	$ —	$ —	$ —
BZWS	25,945	(25,945)	—	—	—
CITI	185,634	(185,634)	—	—	—
DBAB	357,234	(357,234)	—	—	—
GSCO	950,321	(310,868)	—	(639,453)	—
HSBK	72,643	(72,643)	—	—	—
JPHQ	967,262	(967,262)	—	—	—
MSCO	6,312	(6,312)	—	—	—
SCNY	12,160	(12,160)	—	—	—
UBSW	—	—	—	—	—
Total	$2,584,573	$(1,945,120)	$ —	$(639,453)	$ —

38	Annual Report	franklintempleton.com

TEMPLETON INCOME TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton International Bond Fund (continued)

At December 31, 2017, the Fund’s OTC derivative liabilities, which may be offset against the Fund’s OTC derivative assets and collateral pledged to the counterparty, are as follows:

		Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged	Cash Collateral Pledged	Net Amount (Not less than zero)
Counterparty
BOFA	$ 126,469	$ (7,062)	$ —	$ —	$119,407
BZWS	33,002	(25,945)	—	—	7,057
CITI	1,662,115	(185,634)	—	(1,320,000)	156,481
DBAB	5,276,267	(357,234)	—	(4,490,000)	429,033
GSCO	310,868	(310,868)	—	—	—
HSBK	243,511	(72,643)	—	—	170,868
JPHQ	2,018,865	(967,262)	—	(652,000)	399,603
MSCO	67,523	(6,312)	—	—	61,211
SCNY	35,618	(12,160)	—	—	23,458
UBSW	36,158	—	—	—	36,158
Total	$9,810,396	$(1,945,120)	$ —	$(6,462,000)	$1,403,276

aIn some instances, the collateral amount disclosed in the table above was adjusted due to the requirement to limit collateral amount to avoid the effect of overcollateral-ization. Actual collateral received and/or pledged may be more than the amount disclosed herein.

See Note 1(c) regarding derivative financial instruments.

See Abbreviations on page 40.

10. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matured on February 9, 2018. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 9, 2018, the Borrowers renewed the Global Credit Facility for a one year term, maturing February 8, 2019, for a total of $2 billion.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended December 31, 2017, the Fund did not use the Global Credit Facility.

11. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

franklintempleton.com	Annual Report	39

TEMPLETON INCOME TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton International Bond Fund (continued)

11. Fair Value Measurements (continued)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of December 31, 2017, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:[a]
Foreign Government and Agency Securities	$—	$244,714,660	$—	$244,714,660
Short Term Investments	77,230,353	4,878,351	—	82,108,704
Total Investments in Securities	$77,230,353	$249,593,011	$—	$326,823,364

Other Financial Instruments:
Forward Exchange Contracts	$—	$2,584,573	$—	$2,584,573
Swap Contracts.	—	1,259,955	—	1,259,955
Total Other Financial Instruments	$—	$3,844,528	$—	$3,844,528

Liabilities:
Other Financial Instruments:
Forward Exchange Contracts	$—	$9,810,396	$—	$9,810,396
Swap Contracts.	—	520,211	—	520,211
Total Other Financial Instruments	$—	$10,330,607	$—	$10,330,607

aFor detailed categories, see the accompanying Statement of Investments.

12. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those that have already been disclosed in the financial statements.

Abbreviations Counterparty		Currency		Selected Portfolio
BOFA	Bank of America Corp.	ARS	Argentine Peso	BADLAR	Argentina Deposit Rates Badlar Private Banks ARS
BZWS	Barclays Bank PLC	AUD	Australian Dollar
CITI	Citigroup, Inc.	BRL	Brazilian Real	FRN	Floating Rate Note
DBAB	Deutsche Bank AG	COP	Colombian Peso	GDP	Gross Domestic Product
GSCO	The Goldman Sachs Group, Inc.	EUR	Euro	LIBOR	London InterBank Offered Rate
HSBK	HSBC Bank PLC	GHS	Ghanaian Cedi	VRI	Value Recovery Instrument
JPHQ	JP Morgan Chase & Co.	IDR	Indonesian Rupiah
MSCO	Morgan Stanley	INR	Indian Rupee
SCNY	Standard Chartered Bank	KRW	South Korean Won
UBSW	UBS AG	MXN	Mexican Peso
		PHP	Philippine Peso
		USD	United States Dollar
		ZAR	South African Rand

40	Annual Report	franklintempleton.com

TEMPLETON INCOME TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Templeton Income Trust and Shareholders of Templeton International Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Templeton International Bond Fund (the “Fund”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statements of changes in net assets for the year ended December 31, 2017, the period September 1, 2016 through December 31, 2016, and the year ended August 31, 2016, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year ended December 31, 2017, the changes in its net assets for the year ended December 31, 2017, the period September 1, 2016 through December 31, 2016, and the year ended August 31, 2016, and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 20, 2018

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

franklintempleton.com	Annual Report	41

TEMPLETON INCOME TRUST

Tax Information (unaudited)

Templeton International Bond Fund

At December 31, 2016, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund hereby reports to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Internal Revenue Code (Code). This written statement will allow shareholders of record on January 13, 2017, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, foreign source income, and foreign source qualified dividends as reported by the Fund, to Class A, Class C, Class R, and Advisor Class shareholders of record.

	Foreign Tax Paid	Foreign Source	Foreign Source Qualified
Class	Per Share	Income Per Share	Dividends Per Share
Class A	$0.0076	$0.1075	$ —
Class C	$0.0076	$0.0932	$ —
Class R	$0.0076	$0.0217	$ —
Advisor Class	$0.0076	$0.1179	$ —

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.1

Foreign Source Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund.1

By mid-February 2018, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the calendar year 2017. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2017 individual income tax returns.

At December 31, 2017, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. The Fund elects to treat foreign taxes paid as allowed under Section 853 of the Code. This election will allow shareholders of record as of the first distribution in 2018, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

1. Qualified dividends are taxed at reduced long term capital gains tax rates. In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.

42	Annual Report	franklintempleton.com

TEMPLETON INCOME TRUST

Special Meeting of Shareholders

MEETING OF SHAREHOLDERS: OCTOBER 30, 2017 AND RECONVENED ON DECEMBER 15, 2017 AND DECEMBER 29, 2017

(UNAUDITED)

A Special Meeting of Shareholders of Templeton Income Trust was held at the offices of Franklin Templeton Investments, One Franklin Parkway, San Mateo, California on October 30, 2017 and reconvened on December 15, 2017 and December 29, 2017. The purpose of the meeting was to elect Trustees of Templeton Income Trust and to vote on the following proposals: to approve the use of a “manager of managers” structure whereby the Fund’s investment manager would be able to hire and replace subadvisers without shareholder approval and to approve an amended fundamental investment restriction regarding investments in commodities for the Fund. At the meeting, (i) the following persons were elected by the shareholders to serve as Trustees of Templeton Income Trust: Harris J. Ashton, Ann Torre Bates, Mary C. Choksi, Edith E. Holiday, Gregory E. Johnson, Rupert H. Johnson, Jr., J. Michael Luttig, David W. Niemiec, Larry D. Thompson, Constantine D. Tseretopoulos, and Robert E. Wade and (ii) the proposals to use a “manager of managers” structure and to approve the amended fundamental investment restriction regarding investments in commodities were approved by shareholders. No other business was transacted at the meeting.

The results of the voting at the meeting are as follows:

Proposal 1.       To elect a Board of Trustees:

Name	For	Withheld

Harris J. Ashton	2,245,000,342	39,406,689

Ann Torre Bates	2,245,209,719	39,192,314

Mary C. Choksi	2,245,204,857	39,202,177

Edith E. Holiday	2,245,128,911	39,278,121

Gregory E. Johnson	2,245,232,924	39,174,108

Rupert H. Johnson, Jr.	2,244,966,307	39,440,725

J. Michael Luttig	2,244,827,334	39,579,698

David W. Niemiec	2,245,105,092	39,301,940

Larry D. Thompson	2,245,128,168	39,278,864

Constantine D. Tseretopoulos	2,245,128,841	39,278,190

Robert E. Wade	2,245,153,718	39,253,314

Total Trust Shares Outstanding*: 3,753,885,536

* As of the record date.

franklintempleton.com	Annual Report	43

TEMPLETON INCOME TRUST

SPECIAL MEETING OF SHAREHOLDERS

Proposal 2.	To approve the use of a “manager of managers” structure whereby the Fund’s investment manager would be able to hire and replace subadvisers without shareholder approval:

Shares

For	28,265,570

Against	255,850

Abstain	163,231

Broker Non-Votes	4,968,350

Total Fund Shares Voted	33,653,004

Total Fund Shares Outstanding*	39,368,568

Proposal 3.	To approve an amended fundamental investment restriction regarding investments in commodities:

Shares

For	28,339,463

Against	143,424

Abstain	201,768

Broker Non-Votes	4,968,350

Total Fund Shares Voted	33,653,004

Total Fund Shares Outstanding*	39,368,568

44	Annual Report	franklintempleton.com

TEMPLETON INCOME TRUST

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of US registered portfolios overseen in the Franklin Templeton Investments fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Harris J. Ashton (1932) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 1992	139	Bar-S Foods (meat packing company) (1981-2010).
Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Ann Torre Bates (1958) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2008	40

Ares Capital Corporation (specialty finance company) (2010-present), United Natural Foods, Inc. (distributor of natural, organic and specialty foods) (2013-present), Allied Capital Corporation (financial services) (2003-2010), SLM Corporation (Sallie Mae) (1997-2014) and Navient Corporation (loan management, servicing and asset recovery) (2014-2016).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

Mary C. Choksi (1950) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2016	139

Avis Budget Group Inc. (car rental) (2007-present), Omnicom Group Inc. (advertising and marketing communications services) (2011-present) and White Mountains Insurance Group, Ltd. (holding company) (2017-present).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Founder and Senior Advisor, Strategic Investment Group (investment management group) (2015-2017); Founding Partner and Senior Managing Director, Strategic Investment Group (1987-2015); Founding Partner and Managing Director, Emerging Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior Pension Investment Officer, World Bank Group (international financial institution) (1977-1987).

Edith E. Holiday (1952) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Lead Independent Trustee	Trustee since 2001 and Lead Independent Trustee since 2007	139

Hess Corporation (exploration of oil and gas) (1993-present), Canadian National Railway (railroad) (2001-present), White Mountains Insurance Group, Ltd. (holding company) (2004-present), Santander Consumer USA Holdings, Inc. (consumer finance) (2016-present), RTI International Metals, Inc. (manufacture and distribution of titanium) (1999-2015) and H.J. Heinz Company (processed foods and allied products) (1994-2013).

Principal Occupation During at Least the Past 5 Years:

Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison - United States Treasury Department (1988-1989).

franklintempleton.com	Annual Report	45

TEMPLETON INCOME TRUST

Independent Board Members (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
J. Michael Luttig (1954) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2009	139	Boeing Capital Corporation (aircraft financing) (2006-2013).
Principal Occupation During at Least the Past 5 Years:

Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company) (2006-present); and formerly, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

David W. Niemiec (1949) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2005	40	Hess Midstream Partners LO (oil and gas midstream infrastructure) (2017-present).
Principal Occupation During at Least the Past 5 Years:

Advisor, Saratoga Partners (private equity fund); and formerly, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial Officer, Dillon, Read & Co. Inc. (1982-1997).

Larry D. Thompson (1945) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2005	139

The Southern Company (energy company) (2014-present; previously 2010-2012), Graham Holdings Company (education and media organization) (2011-present) and Cbeyond, Inc. (business communications provider) (2010-2012).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; Counsel, Finch McCranie, LLP (law firm) (2015-present); Independent Compliance Monitor and Auditor, Volkswagen AG (manufacturer of automobiles and commercial vehicles) (2017-present); John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2015-present; previously 2011-2012); and formerly, Executive Vice President – Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (2012-2014); Senior Vice President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003)

Constantine D. Tseretopoulos (1954) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2003	26	None
Principal Occupation During at Least the Past 5 Years:

Physician, Chief of Staff, owner and operator of the Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and formerly, Cardiology Fellow, University of Maryland (1985-1987); and Internal Medicine Resident, Greater Baltimore Medical Center (1982-1985).

Robert E. Wade (1946) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2006	40	El Oro Ltd (investments) (2003-present).
Principal Occupation During at Least the Past 5 Years:
Attorney at law engaged in private practice as a sole practitioner (1972-2008) and member of various boards.

46	Annual Report	franklintempleton.com

TEMPLETON INCOME TRUST

Interested Board Members and Officers

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
**Gregory E. Johnson (1961) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	153	None
Principal Occupation During at Least the Past 5 Years:

Chairman of the Board, Member – Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 43 of the investment companies in Franklin Templeton Investments; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

**Rupert H. Johnson, Jr. (1940) One Franklin Parkway San Mateo, CA 94403-1906	Chairman of the Board, Trustee and Vice President	Chairman of the Board and Trustee since 2013 and Vice President since 1996	139	None
Principal Occupation During at Least the Past 5 Years:

Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2012	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:

Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.
Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and FASA, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Matthew T. Hinkle (1971) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since June 2017	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:

Senior Vice President, Franklin Templeton Services, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; formerly, Vice President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton Investments (2009-2017).

Robert G. Kubilis (1973) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Financial Officer and Chief Accounting Officer and Treasurer	Since June 2017	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of 17 of the investment companies in Franklin Templeton Investments.

franklintempleton.com	Annual Report	47

TEMPLETON INCOME TRUST

Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Robert Lim (1948) One Franklin Parkway San Mateo, CA 94403-1906	Vice President – AML Compliance	Since 2016	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:

Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton Investor Services, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Christopher J. Molumphy (1962) One Franklin Parkway San Mateo, CA 94403-1906	President and Chief Executive Officer – Investment Management	Since 2002	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:

Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 22 of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2013	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:

Associate General Counsel, Franklin Templeton Investments; Vice President and Corporate Secretary, Fiduciary Trust International of the South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Compliance Officer	Since 2013	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:

Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments (2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.
Navid J. Tofigh (1972) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2015	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.
Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:

General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

48	Annual Report	franklintempleton.com

TEMPLETON INCOME TRUST

Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Secretary and Vice President	Secretary since 2013 and Vice President since 2011	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.

Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the US Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated each of Ann Torre Bates and David W. Niemiec as an audit committee financial expert. The Board believes that Ms. Bates and Mr. Niemiec qualify as such an expert in view of their extensive business background and experience. Ms. Bates has served as a member of the Fund Audit Committee since 2008. She currently serves as a director of Ares Capital Corporation (2010-present) and United Natural Foods, Inc. (2013-present) and was formerly a director of Navient Corporation from 2014 to 2016, SLM Corporation from 1997 to 2014 and Allied Capital Corporation from 2003 to 2010, Executive Vice President and Chief Financial Officer of NHP Incorporated from 1995 to 1997 and Vice President and Treasurer of US Airways, Inc. until 1995. Mr. Niemiec has served as a member of the Fund Audit Committee since 2005, currently serves as an Advisor to Saratoga Partners and was formerly its Managing Director from 1998 to 2001 and serves as a director of Hess Midstream Partners LP (2017-present). Mr. Niemiec was formerly a director of Emeritus Corporation from 1999 to 2010 and OSI Pharmaceuticals, Inc. from 2006 to 2010, Managing Director of SBC Warburg Dillon Read from 1997 to 1998, and was Vice Chairman from 1991 to 1997 and Chief Financial Officer from 1982 to 1997 of Dillon, Read & Co. Inc. As a result of such background and experience, the Board believes that Ms. Bates and Mr. Niemiec have each acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Ms. Bates and Mr. Niemiec are independent Board members as that term is defined under the applicable US Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

franklintempleton.com	Annual Report	49

TEMPLETON INCOME TRUST

TEMPLETON INTERNATIONAL BOND FUND

Shareholder Information

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the US Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the US Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

50	Annual Report	franklintempleton.com

This page intentionally left blank.

This page intentionally left blank.

Annual Report and Shareholder Letter Templeton International Bond Fund
Investment Manager Franklin Advisers, Inc.
Distributor
Franklin Templeton Distributors, Inc. (800) DIAL BEN® / 342-5236 franklintempleton.com

Shareholder Services (800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2018 Franklin Templeton Investments. All rights reserved.	447 A 02/18

Item 2.	Code of Ethics.

(a)	The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c)	N/A

(d)	N/A

(f)	Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3.	Audit Committee Financial Expert.

(a) (1)	The Registrant has an audit committee financial expert serving on its audit committee.

(2)	The audit committee financial expert is David W. Niemiec and he is “independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $351,160 for the fiscal year ended December 31, 2017 and $277,105 for the fiscal year ended December 31, 2016.

(b) Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning.

(d) All Other Fees

There were no fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant, other than the services reported in paragraphs (a)-(c) of Item 4.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, other than the services reported in paragraphs (a)-(c) of Item 4 were $14,000 for the fiscal year ended December 31, 2017 and $0 for the fiscal year ended December 31, 2016. The services for which these fees were paid included benchmarking services in connection with the 2015 ICI TA Survey.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

(i)    pre-approval of all audit and audit related services;

(ii)    pre-approval of all non-audit related services to be provided to the Fund by the auditors;

(iii)    pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

(iv)    establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $14,000 for the fiscal year ended December 31, 2017 and $0 for the fiscal year ended December 31, 2016.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants. N/A

Item 6.	Schedule of Investments. N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.     N/A

Item 8.	Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.     N/A

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11.	Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12.	Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Robert G. Kubilis, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Robert G. Kubilis, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON INCOME TRUST

By	/s/ MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer – Finance and Administration
Date	February 26, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer – Finance and Administration
Date	February 26, 2018

By	/s/ ROBERT G. KUBILIS
Robert G. Kubilis
Chief Financial Officer and Chief Accounting Officer
Date	February 26, 2018